As filed with the Securities and Exchange Commission
on April 29, 2011

File Nos. 33-12289; 811-05038

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [x]

Pre-Effective Amendment No.

Post-Effective Amendment No. 32 [x]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940 [x]

AMENDMENT NO. 32 [x]

(Check appropriate box or boxes)

CLEARWATER INVESTMENT TRUST
(Exact name of registrant as specified in charter)

30 East 7th Street, Suite 2000, St. Paul, Minnesota 55101-4930
(Address of principal executive office)

Registrant's Telephone Number, including Area Code: (651) 228-0935

John V. O'Hanlon, Esquire
Dechert LLP
200 Clarendon Street, 27th Floor
Boston, MA 02116-5021
(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box):

[  ] immediately upon filing pursuant to paragraph (b) of Rule 485.

[x] on April 30, 2010 pursuant to paragraph (b) of Rule 485.

[  ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[  ] on April 30, 2010 pursuant to paragraph (a)(1) of Rule 485.

[  ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485.

[  ] on (date) pursuant to paragraph (a)(2) of Rule 485.

Clearwater Investment Trust

Clearwater Growth Fund - ticker symbol: QWVPX
Clearwater Small Cap Fund - Ticker Symbol: QWVOX
Clearwater Tax-exempt Bond Fund - Ticker Symbol: QWVQX
Clearwater International Fund - Ticker Symbol: QCVAX

Prospectus

April 30, 2011

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete.
Any representation to the contrary is a criminal offense.

Not FDIC Insured ----  May Lose Value ---  No Bank Guarantee

1

-i-

Clearwater Growth Fund	Summary Section

Investment Objective:  The Fund seeks long-term growth of capital.  Current income, to the extent income is produced by the stocks held by the Fund is a secondary objective.

Fees and Expenses of the Fund:  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	0.47%

Example:  The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$48	$151	$263	$591

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio.)  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies:  The Fund uses a "multi-style, multi-manager" approach.  The Fund's adviser allocates portions of the Fund's assets among subadvisers who employ distinct investment styles.  The Fund currently has four subadvisers: Parametric Portfolio Associates ("Parametric"), Heartland Advisors, Inc. ("Heartland"), Knightsbridge Asset Management, LLC ("Knightsbridge"), and Osterweis Capital Management, LLC ("Osterweis").

Clearwater Management Company ("CMC") serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadvisers who provide day-to-day management for the Fund.  The allocation among subadvisers will vary over time, but the current intent of the Fund's adviser is that under normal market conditions approximately 60% of the Fund's total assets will be allocated to Parametric; the remaining assets will be allocated to one or more of the Fund's three other subadvisers.

To the extent feasible, Parametric manages its portion of the Fund's assets so that its holdings generally match the holdings of the Russell® 1000 Index as closely as possible without requiring the Fund to realize taxable gains. The market capitalization of the companies included in the Russell 1000 Index as of May 31, 2010, was between $1.3 billion and $438 billion.  Heartland's strategy is to invest in a concentrated number (generally 40-60) of common stocks across capitalization levels, although generally those of entities with capitalizations in excess of $500 million at the time of purchase.  Knightsbridge manages its portion of the Fund's assets by investing in a concentrated portfolio of equity securities (generally 15-25) across capitalization levels.  Osterweis invests its portion of the Fund's assets in common stocks of companies across capitalization levels that it deems to have attractive growth prospects but considers to be undervalued or otherwise out-of-favor in the market at the time of purchase.  The overall market capitalization of the Fund may cover all ranges.

Principal Risks of Investing in the Fund
Please remember that with any mutual fund investment you may lose money.  The principal risks of investing in the Fund include:

Active Management Risk
Certain subadvisers provide active management and as a result, the Fund's performance will reflect in part the adviser's or subadvisers' ability to make investment decisions that are suited to achieving the Fund's investment objective.  To the extent the Fund is actively managed, it could underperform other mutual funds with similar investment objectives.

2

Multi-Manager Risk
Because each subadviser makes investment decisions independently, it is possible that the security selection process of the subadvisers may not complement one another.  As a result, the Fund's exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund were managed by a single subadviser.  It is possible that one or more of the subadvisers may, at any time, take positions that may be opposite of positions taken by other subadvisers.  In such cases, the Fund will incur brokerage and other transaction costs, without accomplishing any net investment results.  Subadvisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security's cost.  The multi-manager approach could increase the Fund's portfolio turnover rate which may result in higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher brokerage commissions and other transactions costs.  The subadvisers selected may underperform the market generally or other subadvisers that could have been selected for the Fund.

Index Investing Risk
The Fund faces a risk of poor performance if the Russell 1000 Index declines generally or performs poorly relative to other U.S. equity indexes or individual stocks or an adverse event negatively affects the price of one of the larger companies within the Russell 1000 Index.

Market Risk
The price of equity securities may fluctuate quickly and unpredictably.  Securities sometimes decline in value due to general market or economic conditions and/or real or perceived factors affecting specific industries or companies.  These factors may include corporate earnings outlooks, changes in interest rates, investor sentiment, or industry competitive conditions.  Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline, and also generally are more volatile than fixed income markets. The value of an individual security may decline for any number of reasons related to the specific issuer.

Small- and Mid-Cap Stock Risk
Stocks of small- and mid-cap companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies.  Prices of such stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general.  In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations and creating difficulties in selling the stocks at the desired time and price.

Investment Style Risk:

Value Risk
To the extent a Fund subadviser employs a value style strategy, that portion of the Fund's assets is subject to the possibility that value stocks may fall out of favor or perform poorly relative to other types of investments.  With value investing, there is the risk that the market will not recognize that the securities selected are undervalued and they might not appreciate in value in the way the subadviser anticipates.

Growth Risk
To the extent a Fund subadviser employs a growth style strategy, that portion of the Fund's assets is subject to the possibility that these stocks can have relatively high valuations.  Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.  Growth investing does not guarantee a profit or eliminate risk.  The stocks of these companies can have relatively high valuations.

Past Performance
The bar chart illustrates some of the risks of investing in the Fund by showing the performance of the Fund's shares for each of the past 10 calendar years. The total return table illustrates some of the risks of investing in the Fund by comparing the average annual total return of the Fund for the periods shown to that of the Fund's benchmark, the Russell 1000 Index.   Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

3

[Graphic]

During the periods shown in the chart above, the highest and lowest quarterly returns were as follows:

Highest:    16.3% in 2nd Quarter 2009
Lowest:     -22.2% in 4th Quarter 2008

Clearwater Growth Fund Average Annual Total Returns (For the Periods Ended December 31, 2010)
	1 Year	5 Years	10 Years
Return Before Taxes	14.37%	2.03%	1.33%
Return After Taxes on Distributions	13.78%	1.71%	1.02%
Return After Taxes on Distributions and Sale of Fund Shares	9.34%	1.65%	1.03%
Russell 1000 Index (reflects no deduction for expenses or taxes)	16.10%	2.59%	1.83%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. If you hold your Fund shares through tax-deferred account, such as a 401(k) plan or individual retirement account, after tax returns are not relevant.

Fund Adviser and Portfolio Managers:  The Fund's adviser is CMC.  Parametric acts as a subadviser to the Fund.  Jim Reber, Director of PCD Portfolio Management, and Tom Seto, Managing Director, Portfolio Management at Parametric, have been portfolio managers of the Fund since 2010.  Heartland acts as a subadviser to the Fund.  David C. Fondrie, Chief Executive Officer, Hugh F. Denison, Senior Vice President, Theodore D. Baszler, and William R. Nasgovitz, at Heartland, have been portfolio managers of the Fund since 2010.  Knightsbridge acts as a subadviser to the Fund.  John Prichard, Principal, Portfolio Management & Research, at Knightsbridge, has been a portfolio manager of the Fund since 2010.  Osterweis acts as a subadviser to the Fund.  John S. Osterweis, President, Chief Investment Officer and Director, Matthew K. Berler, First Executive Vice President, Stephen P. Moore, Vice President, Alexander (Sasha) Kovriga, Vice President, Gregory S. Hermanski, Vice President, and Zachary W. Perry, Vice President, at Osterweis, have been portfolio managers of the Fund since 2010.

Purchase and Redemption of Fund Shares:  Initial and subsequent investments in the Fund must be at least $1,000.  You may exchange or redeem shares by telephone.  Telephone exchange and redemption requests may be made by calling the transfer agent at (888)228-0935 between 9:00 a.m. and 4:00 p.m. Eastern Time on any business day. You may also redeem your shares by mail; contact the transfer agent at the number above for more information.

Tax Information:  The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

4

Clearwater Small Cap Fund	Summary Section

Investment Objective:  The Fund seeks long-term growth of capital. Current income is a secondary objective.

Fees and Expenses of the Fund:  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.35%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.00%
Total Annual Fund Operating Expenses	1.35%

Example:  The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$137	$428	$739	$1,624

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio.)  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 71% of the average value of its portfolio.

Principal Investment Strategies:
The Fund normally invests at least 80% of its assets in equity securities of small companies. The Fund defines "small companies" as issuers with market capitalizations no greater than the range of capitalizations of the companies included in the Russell 2000® Index at the time of investment. The market capitalization of the companies included in the Russell 2000 Index as of May 31, 2010, was between $112 million and $2.3 billion. The equity securities the Fund invests in consist primarily of exchange traded common and preferred stocks.  The Fund may also invest in a type of equity security called a convertible security to hedge sector volatility. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  The Fund may invest up to 20% of its assets in microcap securities, generally defined as securities with a market capitalization of at least $78 million and under $300 million.

CMC serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadvisers.  The Fund uses a "multi-style, multi-manager" approach.  The Fund's adviser allocates portions of the Fund's assets among subadvisers who employ distinct investment styles and who are responsible for the day to day management of the Fund.  The Fund currently has two subadvisers, Kennedy Capital Management ("Kennedy") and Keeley Asset Management ("Keeley").

Principal Risks of Investing in the Fund

Please remember that with any mutual fund investment you may lose money.  The principal risks of investing in the Fund include:

Active Management Risk
The Fund is actively managed and its performance therefore will reflect in part the ability of the subadviser to select securities and to make investment decisions that help to meet the Fund's investment objective.  The Fund could, therefore, under perform other mutual funds with similar investment objectives.

Market Risk
The price of equity securities may fluctuate quickly and unpredictably.  Securities sometimes decline in value due to general market or economic conditions and/or real or perceived factors affecting specific industries or companies.  These factors may include corporate earnings outlooks, changes in interest rates, investor sentiment, or industry competitive conditions.  Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline, and also generally are more volatile than fixed income markets.

5

Small and Microcap Company Risk
Compared to large companies, small companies, and the market for their common stocks, are likely to be more sensitive to changes in the economy, corporate earnings and investor expectations and therefore may experience sharper swings in market value.  These securities may also be harder to sell at the times and prices that the Fund thinks are appropriate.  The risks of investing in small companies may be intensified when investing in microcap companies.

Convertible Securities Risk
Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Multi-Manager Risk
Because each subadviser makes investment decisions independently, it is possible that the security selection process of the subadvisers may not complement one another. As a result, the Fund's exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund were managed by a single subadviser. It is possible that one or more of the subadvisers may, at any time, take positions that may be opposite of positions taken by other subadvisers. In such cases, the Fund will incur brokerage and other transaction costs, without accomplishing any net investment results. Subadvisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security's cost. The multi-manager approach could increase the Fund's portfolio turnover rate which may result in higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher brokerage commissions and other transaction costs. The subadvisers selected may under perform the market generally or other subadvisers that could have been selected for the Fund.

Past Performance
The bar chart illustrates some of the risks of investing in the Fund by showing the performance of the Fund's shares for each of the past 10 calendar years. The total return table illustrates some of the risks of investing in the Fund by comparing the average annual total return of the Fund for the periods shown to that of the Fund's benchmark, the Russell 2000 Index.  Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

[Graphic]

During the periods shown in the chart above, the highest and lowest quarterly returns were as follows:

Highest: 25.1% in 4th Quarter 2001, 2nd Quarter 2003 and 2nd Quarter 2009
Lowest:  -27.4% in 4th Quarter 2008

Clearwater Small Cap Fund Average Annual Total Returns (For the Periods Ended December 31, 2010)
	1 Year	5 Years	10 Years
Return Before Taxes	29.95%	6.38%	11.24%
Return After Taxes on Distributions	29.91%	4.51%	8.73%
Return After Taxes on Distributions and Sale of Fund Shares	19.47%	4.39%	8.39%
Russell 2000 Index (reflects no deduction for expenses or taxes)	26.86%	4.47%	6.33%

6

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. If you hold your Fund shares through tax-deferred account, such as a 401(k) plan or individual retirement account, after tax returns are not relevant.

Fund Adviser and Portfolio Managers:  The Fund's adviser is CMC.  The Fund's subadvisers are Kennedy and Keeley.  Don Cobin, Vice-President, and Tim Hasara, Vice-President, at Kennedy, have been portfolio managers of the Fund since 2007. John Keeley, President and Primary Investment Manager, at Keeley, has been a portfolio manager of the Fund since 2006.

Purchase and Redemption of Fund Shares:  Initial and subsequent investments in the Fund must be at least $1,000.  You may exchange or redeem shares by telephone.  Telephone exchange and redemption requests may be made by calling the transfer agent at (888)228-0935 between 9:00 a.m. and 4:00 p.m. Eastern Time on any business day. You may also redeem your shares by mail; contact the transfer agent at the number above for more information.

Tax Information:  The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

7

Clearwater Tax-Exempt Bond Fund	Summary Section

Investment Objective:  The Fund seeks high current income that is exempt from U.S. federal income tax, consistent with preservation of capital.

Fees and Expenses of the Fund:  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.60%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.61%

Example:  The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$62	$195	$340	$762

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio.)  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies:  The Fund invests at least 80% of its assets in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories and possessions and the District of Columbia. The interest on these bonds is generally exempt from both U.S. regular federal income tax and U.S. federal alternative minimum tax. However, the Fund may invest up to 20% of its assets in bonds that generate interest income subject to federal alternative minimum tax for individuals.  All exempt interest income may increase certain corporate shareholders' alternative minimum tax.

The Fund invests in both revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality.

The Fund primarily invests in bonds rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the Fund's subadviser.  However, the Fund may invest up to 30% of its assets in bonds rated below investment grade (rated below Baa3 by Moody's Investors Service, Inc. ("Moody's") and BBB- by Standard and Poor's Corporation ("S&P"), commonly referred to as "junk" bonds) or determined to be of comparable quality by the subadviser. The Fund may not invest in bonds rated at the time of purchase lower than B3 by Moody's or B- by S&P or Fitch Ratings. The subadviser attempts to maintain an average effective duration for the portfolio of approximately three to eight years.  Duration is a measure of the sensitivity of the price of a fixed-income security to changes in interest rates and is expressed as a number of years.  A longer duration generally means the price is more sensitive to changes in interest rates.

CMC serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadviser, Sit Fixed Income Advisers II, LLC ("Sit"), which provides day to day management for the Fund.

Principal Risks of Investing in the Fund

Please remember that with any mutual fund investment you may lose money.  The principal risks of investing in the Fund include:

Active Management Risk
The Fund is actively managed and its performance therefore will reflect in part the ability of the subadviser to select securities and to make investment decisions that help to meet the Fund's investment objective.  The Fund could, therefore, under perform other mutual funds with similar investment objectives.

8

Market Risk
The price of fixed income securities may fluctuate quickly and unpredictably.  Securities sometimes decline in value due to general market or economic conditions.  These factors may include government economic outlooks, changes in interest rates, investor sentiment, or changes in government or tax policy.

Credit Risk
The Fund could lose money if the issuers or guarantors of securities owned by the Fund default on the payment of principal or interest, or on other obligations to the Fund.  The revenue bonds in which the Fund invests may entail greater credit risk than the Fund's investments in general obligation bonds. Municipal bonds are subject to the risk that political events, local business or economic conditions could have a significant effect on an issuer's ability to make payments of principal and/or interest.  The value of the Fund may also be adversely affected by future changes in federal or state income tax laws.

Interest Rate Risk
Interest rate risk is the risk that a fixed income security will lose value because of changes in interest rates.  An increase in interest rates may lower the Fund's value and the overall return on your investment.   The Fund is also subject to call or prepayment risk when, generally as a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying securities owned by the Fund.

High-Yield Debt Securities Risk
Investments in high-yield debt securities (sometimes called "junk" bonds) are sometimes considered speculative as they present a greater risk of loss than higher quality debt securities. Such securities may, under certain circumstances, be less liquid than higher rated debt securities. These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Please note that the Clearwater Tax-Exempt Bond Fund is not a suitable investment for tax-deferred accounts.

Past Performance
The bar chart illustrates some of the risks of investing in the Fund by showing the performance of the Fund's shares for each of the past 10 calendar years. The total return table illustrates some of  the risks of investing in the Fund by comparing the average annual total return of the Fund for the periods shown to that of the Fund's benchmark, the Barclay's 5 Year Municipal Bond Index.  Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

[Graphic]

During the periods shown in the chart above, the highest and lowest quarterly returns were as follows:

Highest:    8.7% in 3rd Quarter 2009
Lowest:   -7.5% in 4th Quarter 2008

Clearwater Tax-Exempt Bond Fund Average Annual Total Returns (For the Periods Ended December 31, 2010)
	1 Year	5 Years	10 Years
Return Before Taxes	2.96%	3.01%	4.08%

9

Return After Taxes on Distributions	2.96%	3.00%	3.99%
Return After Taxes on Distributions and Sale of Fund Shares	3.75%	3.28%	4.16%
Barclay's 5 Year Municipal Bond Index (reflects no deduction for expenses or taxes)	3.39%	5.00%	4.81%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. If you hold your Fund shares through tax-deferred account, such as a 401(k) plan or individual retirement account, after tax returns are not relevant.

Fund Adviser and Portfolio Managers:  The Fund's adviser is CMC.  The Fund's subadviser is Sit.  Michael C. Brilley, President, and Paul J. Jungquist, Vice-President, at Sit, have been portfolio managers of the Fund since 1999.

Purchase and Redemption of Fund Shares:  Initial and subsequent investments in the Fund must be at least $1,000.  You may exchange or redeem shares by telephone.  Telephone exchange and redemption requests may be made by calling the transfer agent at (888)228-0935 between 9:00 a.m. and 4:00 p.m. Eastern Time on any business day. You may also redeem your shares by mail; contact the transfer agent at the number above for more information.

Tax Information:  The Fund's distributions of interest on municipal bonds generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains.  In addition, interest on certain bonds may be subject to the federal alternative minimum tax.  To the extent that the Fund's distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.

10

Clearwater International Fund	Summary Section

Investment Objective:  The Clearwater International Fund ("the Fund") seeks long-term growth of capital.

Fees and Expenses of the Fund:  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.00%
Total Annual Fund Operating Expenses	1.00%

Example: The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$102	$318	$552	$1,225

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio.)  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year the Fund's portfolio turnover was 31% of the average value of its portfolio.

Principal Investment Strategies:  Under normal market circumstances, the Fund intends to invest at least 80% of the value of its net assets in equity securities of companies organized or located outside the United States and doing a substantial amount of business outside the United States.  Equity securities in which the Fund invests include common and preferred stock, sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts and exchange-traded funds and other investment companies.  The Fund diversifies its investments among a number of different countries throughout the world, and may invest in companies of any size.  The Fund does not currently intend to invest more than 20% of its net assets in the equity securities of developing or emerging market issuers.

In order to hedge against adverse movements in currency exchange rates, the Fund may enter into foreign currency exchange contracts.  The Fund may use options, futures contracts, and options on futures contracts to attempt to manage market or business risks.  The Fund does not currently intend to invest in foreign currency exchange contracts options, futures contracts, or options on futures contracts for speculative purposes.

CMC serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadvisers. The Fund uses a "multi-style, multi-manager" approach.  The Fund's adviser allocates portions of the Fund's assets among subadvisers who employ distinct investment styles and who are responsible for the day to day management of the Fund.  The Fund currently has four subadvisers, Parametric Portfolio Associates ("Parametric"), AXA Rosenberg Investment Management LLC ("AXA Rosenberg") Artisan Partners Limited Partnership ("Artisan Partners"), and Eagle Global Advisors, LLC ("Eagle").

The allocation among subadvisers will vary over time, but the current intent of the Fund's adviser is that under normal market conditions approximately 40%-80% of the Fund's assets will be allocated to Parametric; the remaining assets will be allocated to one or more of the Fund's three other subadvisers.  Parametric manages its portion of the Fund's assets in a passive management strategy so that to the extent feasible its portion of the Fund's holdings matches the holdings of the MSCI World Ex USA Index (net) as closely as possible.  Parametric does not intend that the portion of the Fund's assets it manages will be invested in all the components of the MSCI World Ex USA Index (net) at any given time.  The MSCI World Ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Ex USA Index (net) consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.  The portion of the Fund's portfolio allocated to AXA Rosenberg is invested primarily in equity securities of small- and mid-cap companies that are traded principally in markets outside the United States. In selecting securities for the Fund, AXA Rosenberg seeks to match the capitalization profile of the S&P Developed BMI ex US $2 to $10 Billion Index. The S&P Developed BMI ex US $2 to $10 Billion Index is a float adjusted, market capitalization

11

weighted index of 25 developed countries whose constituent companies have a market capitalization between $2 and $10 billion. Artisan Partners seeks to build a diversified portfolio of non-U.S. stocks of all sizes that it believes to be undervalued.  Eagle manages its portion of the Fund's assets in large-cap securities (companies with capitalizations of at least $2 billion). Overall, the Fund may be invested across all capitalization levels.

Principal Risks of Investing in the Fund

Please remember that with any mutual fund investment you may lose money.  The principal risks of investing in the Fund include:

Active Management Risk

The Fund's overall allocation to subadvisers is actively managed and certain subadvisers also provide active management and as a result its performance will reflect in part the adviser's or the subadviser's ability to make investment decisions that are suited to achieving the Fund's investment objective.  To the extent it is actively managed, the Fund could under perform other mutual funds with similar investment objectives.

Index Investing Risk

Because a portion of the Fund is managed so that its holdings match those of a certain market index, the Fund faces a risk of poor performance, if:

·	The MSCI World Ex USA Index (net) declines generally or performs poorly relative to other indexes or individual stocks.
·	The stocks of companies which comprise the MSCI World Ex USA Index (net) fall out of favor with investors.
·	An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the MSCI World Ex USA Index (net).

Multi-Manager Risk

Because each subadviser makes investment decisions independently, it is possible that the security selection process of the subadvisers may not complement one another. As a result, the Fund's exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund were managed by a single subadviser. It is possible that one or more of the subadvisers may, at any time, take positions that may be opposite of positions taken by other subadvisers. In such cases, the Fund will incur brokerage and other transaction costs, without accomplishing any net investment results. Subadvisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security's cost. The multi-manager approach could increase the Fund's portfolio turnover rate which may result in higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher brokerage commissions and other transaction costs. The subadvisers selected may under perform the market generally or other subadvisers that could have been selected for the Fund.

Equity securities risk

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Foreign securities market risk

The Fund is also subject to the risk that international equity securities may under perform other segments of the equity markets or the equity markets as a whole.   Securities of companies traded in some countries outside of the U.S., particularly in emerging markets, may be subject to further risks due to the inexperience of local investment professionals and financial institutions.  Additionally, foreign stock exchanges may be subject to less regulation, and there may be delays in the settlement of foreign stock exchange transactions.

Emerging markets risk

The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

Currency risk

Because the foreign securities in which the Fund invests, except for American Depositary Receipts, generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities.  A strong U.S. dollar relative to those other currencies will adversely affect the value of the Fund.

Information risk

Non-U.S. companies may not be subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements applicable to U.S. companies.  As a result, less information may be available to investors concerning non-U.S. investors.

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Investment restriction risk

Some countries restrict foreign investments in their securities markets.  In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

Political and economic risks

International investing subjects investors to the risk of political, social, or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, limits on removal of currency or other assets, and nationalization of assets.

Foreign currency hedging transaction risk

In order to hedge against adverse movements in currency exchange rates, the Fund may enter into forward foreign currency exchange contracts.  If the adviser's or subadviser's forecast of exchange rate movements is incorrect, the Fund may realize losses on its foreign currency transactions.  Additionally, the Fund's hedging transactions may prevent the Fund from realizing the benefits of a favorable change in the value of foreign currencies.

Futures and options risk

Futures investing may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  Due to fluctuations in the price of a security or future underlying an option, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option.

Small- and mid-cap stock risk

To the extent a Fund subadviser invests in stocks of small-and mid-cap companies, that portion of the Fund's assets will be subject to additional risks.  Stocks of small- and mid-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of such stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small- and mid-cap companies at the desired time and price.

Exchange-traded fund ("ETF") and underlying investment company risk

The risks of owning an ETF or other investment company generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF or investment company could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs and underlying investment companies purchased or sold by the Fund could result in losses on the Fund's investment. ETFs and other investment companies also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Past Performance:

The bar chart illustrates some of the risks of investing in the Fund by showing the performance of the Fund's shares for each calendar year since inception.  The total return table illustrates some of the risks of investing in the Fund by comparing the average annual total return of the Fund for the periods shown to that of the Fund's benchmark the MSCI World Ex USA Index.  Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

[Graphic]

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During the periods shown in the chart above, the highest and lowest quarterly returns were as follows:

     Highest: 16.0% in 3rd Quarter 2010
     Lowest: -13.0% in 2nd Quarter 2010

     Clearwater International Fund Average Annual Total Returns (For the Periods Ended December 31, 2010)
	1 Year	Annualized Since Inception (02/05/2009)
Return Before Taxes	11.40%	24.17%
Return After Taxes on Distributions	10.63%	23.06%
Return After Taxes on Distributions and Sale of Fund Shares	7.51%	20.16%
MSCI World Ex USA Index (net)(reflects no deduction for expenses or taxes)	8.95%	27.65%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. If you hold your Fund shares through tax-deferred account, such as a 401(k) plan or individual retirement account, after tax returns are not relevant.

Fund Adviser and Portfolio Managers:  The Fund's adviser is CMC.  The Fund's subadvisers are Parametric, Axa Rosenberg, Artisan Partners and Eagle.  Jim Reber, Director of PCD Portfolio Management, and Tom Seto, Managing Director, Portfolio Management, at Parametric, have been portfolio managers of the Fund since 2010.  Dr. William Jump, Americas Chief Investment Officer at Axa Rosenberg has been a portfolio manager of the Fund since 2010.  N. David Samra, Managing Director, and Daniel J. O'Keefe, Portfolio Manager, at Artisan Partners and Edward R. Allen, II, Senior Partner, John F. Gualy, Partner, Thomas N. Hunt, II, Senior Partner, and Steven S. Russo, Senior Partner, at Eagle have all been portfolio managers of the Fund since 2009.

Purchase and Redemption of Fund Shares:  Initial and subsequent investments in the Fund must be at least $1,000.  You may exchange or redeem shares by telephone.  Telephone exchange and redemption requests may be made by calling the transfer agent at (888)228-0935 between 9:00 a.m. and 4:00 p.m. Eastern Time on any business day. You may also redeem your shares by mail; contact the transfer agent at the number above for more information.

Tax Information:  The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

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Clearwater Growth Fund

Investment objectives

Clearwater Growth Fund ("the Fund" ) seeks long-term growth of capital. Current income, to the extent income is produced by the stocks held in the Fund, is a secondary objective.  The Fund's investment objective is classified as nonfundamental and may be changed by the Board of Trustees without shareholder approval.

Principal investment strategies

The Fund uses a "multi-style, multi-manager" approach.  The Fund's adviser allocates portions of the Fund's assets among subadvisers who employ distinct investment styles.  The Fund currently has four subadvisers: Parametric Portfolio Associates ("Parametric"), Heartland Advisors, Inc. ("Heartland"), Knightsbridge Asset Management, LLC ("Knightsbridge"), and Osterweis Capital Management, LLC ("Osterweis").

CMC serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadvisers who provide day-to-day management of the Fund's assets.  The Fund's adviser considers a variety of factors in determining the allocation of the Fund's assets among subadvisers.  The adviser may consider a subadviser's investment style, performance record, and the characteristics of the Fund's typical portfolio investments such as capitalization, size, growth and profitability measures, valuation measures, economic sector weightings and earning and price volatility statistics.  The allocation among subadvisers will vary over time, but the current intent of the Fund's adviser is that under normal market conditions approximately 60% of the Fund's assets will be allocated to Parametric; the remaining assets will be allocated to one or more of the Fund's three other subadvisers.  Parametric manages its portion of the Fund's assets in a passive management strategy so that its portion of the Fund's holdings matches the holdings of the Russell 1000 Index as closely as possible.

To the extend feasible, Parametric manages its portion of the Fund's assets so that the Fund's holdings generally match the holdings of the Russell 1000 Index as closely as possible without the realization of taxable gains.  The market capitalization of the companies included in the Russell 1000 Index as of May 31, 2010, was between $1.3 billion and $438 billion.  This means that Parametric is not required to buy and sell securities to match changes in the composition of securities in the Russell 1000 Index.  Instead, Parametric adjusts its portion of the Fund's portfolio periodically to reflect the holdings and weightings of the Russell 1000 Index, while seeking to minimize realization of taxable gains.

Heartland's strategy is to invest in a concentrated number (generally 40-60) of common stocks.  Heartland will purchase securities across capitalization levels, although generally those of entities with capitalizations in excess of $500 million at the time of purchase.  Heartland selects securities which it considers to be undervalued relative to what Heartland considers to be the security's intrinsic value.   Heartland selects securities for its portion of the Fund based on its perception of, among other factors, a security's relative valuation compared to its peers, its future growth prospects and overall market conditions.

Knightsbridge manages its portion of the Fund's assets by investing in a concentrated portfolio of equity securities (generally 15-25) across capitalization levels.  Knightsbridge places a significant emphasis on research and seeks to identify opportunities to generate above-market returns by exploiting "investment anomalies" within the US equity markets.  Knightsbridge deems such investment anomalies to be situations in which a company's stock is temporarily undervalued due to such factors as investor sentiment, emergence from a restructuring event, elimination of dividends or lack of market coverage and/or analysis.   Knightsbridge may also select securities for its portion of the Fund's assets across industry sectors.

Osterweis invests its portion of the Fund's assets in common stocks of companies across capitalization levels that it deems to have attractive growth prospects but considers to be undervalued or otherwise out-of-favor in the market at the time of purchase.  Osterweis' investment approach emphasizes the identification of companies with strong balance sheets and cash flow, as well as opportunities for long-term growth.  Osterweis, therefore, may invest in securities across all capitalization levels.  In addition to common stocks, Osterweis may invest its portion of the Fund's assets, subject to limitation, in convertible securities, master limited partnerships and the equity securities of foreign issuers and/or American Depository Receipts that are traded on domestic or foreign exchanges, including emerging markets, subject to the limitations of the Fund.  The overall market capitalization of the Fund may cover all ranges.

Principal risks of investing in the Fund

Please remember that with any mutual fund investment you may lose money.  The principal risks of investing in the Fund include:

15

Passive Management Risk

Because a portion of the Fund is managed so that its holdings match those of a certain market index,  the Fund faces a risk of poor performance if:
·	The Russell 1000 Index declines generally or performs poorly relative to other U.S. equity indexes or individual stocks.
·	The stocks of companies which comprise the Russell 1000 Index fall out of favor with investors.
·	An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the Russell 1000 Index.

Even though the Fund invests a portion of its assets in the common stocks of companies represented in the Russell 1000 Index, the Fund cannot guarantee the performance of that portion of the Fund will match the Russell 1000 Index because:
·	The Fund must have an amount of cash or other liquid securities available to meet redemption requests;
·	Parametric manages the Fund to limit the tax liability to the Fund's shareholders; and
·	Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the costs of buying and selling investments.

Active Management Risk

A portion of the Fund's overall allocation to subadvisers is actively managed and as a result its performance will reflect in part the adviser's or the subadviser's ability to make investment decisions that are suited to achieving the Fund's investment objective.  To the extent it is actively managed, the Fund could under perform other mutual funds with similar investment objectives.

Equity securities risk

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Foreign securities market risk

The Fund is also subject to the risk that developed international equity securities may underperform other segments of the equity markets or the equity markets as a whole.   Securities of companies traded in some countries outside of the U.S., particularly in emerging markets, may be subject to further risks due to the inexperience of local investment professionals and financial institutions.  Additionally, foreign stock exchanges may be subject to less regulation, and there may be delays in the settlement of foreign stock exchange transactions.

Emerging markets risk

The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

Currency risk

Because the foreign securities in which a portion of the Fund's assets may be invested, except for American Depositary Receipts, generally trade in currencies other than the U.S. dollar, changes in currency exchange rates may affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities.

Information risk

Non-U.S. companies may not be subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements applicable to U.S. companies.  As a result, less information may be available to investors concerning non-U.S. investors.

Tax sensitivity risk

The Fund's tax sensitivity may provide a lower return before consideration of federal income tax consequences than other mutual funds that are not tax-sensitive, and at times it may be impossible for the Fund to implement the tax sensitive strategy.

Small- and mid-cap stock risk

To the extent a Fund subadviser invests in stocks of small-and mid-cap companies, that portion of the Fund's assets will be subject to additional risks.  Stocks of small- and mid-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of such stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small- and mid-cap companies at the desired time and price.

16

Master limited partnership ("MLP") risk

Investments in securities of MLPs involve risks that differ from an investment in common stock.  The common units of an MLP are listed and traded on U.S. securities exchanges, with the value fluctuating generally based on market conditions and the success of the MLP itself.  Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership.  Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors.  There are also certain tax risks associated with an investment in units of MLPs.

Convertible securities risk

A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate.

Multi-Manager Risk

Because each subadviser makes investment decisions independently, it is possible that the security selection process of the subadvisers may not complement one another.  As a result, the Fund's exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund were managed by a single subadviser.  It is possible that one or more of the subadvisers may, at any time, take positions that may be opposite of positions taken by other subadvisers.  In such cases, the Fund will incur brokerage and other transaction costs, without accomplishing any net investment results.  Subadvisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security's cost.  The multi-manager approach could increase the Fund's portfolio turnover rate which may result in higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher brokerage commissions and other transactions costs.  The subadvisers selected may underperform the market generally or other subadvisers that could have been selected for the Fund.

Investment Style Risk

Value risk.  To the extent a Fund subadviser employs a value style strategy, that portion of the Fund's assets is subject to the possibility that value stocks may fall out of favor or perform poorly relative to other types of investments.  With value investing, there is the risk that the market will not recognize that the securities selected are undervalued and they might not appreciate in value in the way the subadviser anticipates.

Growth risk.  To the extent a Fund subadviser employs a growth style strategy, that portion of the Fund's assets is subject to the possibility that these stocks can have relatively high valuations.  Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.  Growth investing does not guarantee a profit or eliminate risk.  The stocks of these companies can have relatively high valuations.

17

Clearwater Small Cap Fund

Investment objectives

The Clearwater Small Cap Fund ("the Fund") seeks long-term growth of capital. Current income is a secondary objective.  The Fund's investment objective is classified as nonfundamental and may be changed by the Board of Trustees without shareholder approval.

Principal investment strategies

The Fund normally invests at least 80% of its assets in equity securities of small companies. The Fund defines "small companies" as issuers with market capitalizations no greater than the range of capitalizations of the companies included in the Russell 2000® Index at the time of investment. The market capitalization of the companies included in the Russell 2000 Index as of May 31, 2010, was between $112million and $2.3billion. The equity securities the Fund invests in consist primarily of exchange traded common and preferred stocks.  The Fund may also invest in a type of equity security called a convertible security to hedge sector volatility.  A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  The Fund may invest up to 20% of its assets in microcap securities, generally defined as securities with a market capitalization of at least $78 million and under $300 million. The Fund's 80% policy may be changed by the Board of Trustees on 60 days' written notice to shareholders.

CMC serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadvisers.  The Fund uses a "multi-style, multi-manager" approach.  The Fund's adviser allocates portions of the Fund's assets among subadvisers who employ distinct investment styles and who are responsible for the day to day management of the Fund.  The Fund currently has two subadvisers, Kennedy and Keeley.

CMC considers a variety of factors in determining the allocation of the Fund's assets among the subadvisers.  The adviser may consider a subadviser's investment style, performance record, and the characteristics of the Fund's typical portfolio investments, such as capitalization size, growth and profitability measures, valuation measures, economic sector weightings, and earnings and price volatility statistics.

Kennedy uses a "bottom up" investment approach in selecting securities based on its fundamental analysis of a security's value. In selecting individual companies for investment, Kennedy looks for companies with:

Growing and accelerating sales, earnings and cash flow.

Above average growth rates at reasonable market valuations.

Low valuations relative to long term potential because the market has overlooked them or because they are temporarily out of favor in the market due to poor economic conditions, adverse regulatory changes or market declines.

Kennedy also employs an active sell discipline and will generally sell a stock if it determines:

·	The company's future fundamentals have deteriorated.
·	The company's stock has reached full or excessive valuation level.

Kennedy reinvests the proceeds of dispositions in new securities exhibiting desirable investment characteristics as described above.

Keeley focuses its attention on particular kinds of undervalued stocks.  Research sources include company documents, subscription research services, select broker/dealers and direct company contact.  Specifically, it concentrates on identifying companies going through major changes (corporate restructuring), including:

·	Corporate spin-offs (a tax-free distribution of a parent company's division to shareholders).
·	Financial restructuring, including acquisitions, recapitalizations and companies emerging from bankruptcy.
·	Companies selling at or below actual or perceived book value.
·	Savings & loan and insurance conversions.
·	Distressed utilities.

Current dividend or interest income is not a factor when choosing securities.  Each stock is judged on its potential for above-average capital appreciation, using a value approach that emphasizes:

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·	Equities with positive cash flow.
·	Low market capitalization-to-revenue ratio.
·	Desirable EBITDA (earnings before interest, taxes, depreciation and amortization).
·	Motivated management.
·	Little attention from Wall Street.

It is Keeley's initial intention to typically hold securities for more than two years to allow the corporate restructuring process to yield results.  But, they may sell securities when a more attractive opportunity emerges, when a company becomes overweighted in the portfolio, or when operating difficulties or other circumstances make selling desirable.

Principal risks of investing in the Fund

Please remember that with any mutual fund investment you may lose money.  The principal risks of investing in the Fund include:

Active Management Risk

The Fund is actively managed and its performance therefore will reflect in part the ability of the subadviser to select securities and to make investment decisions that help to meet the Fund's investment objective.  The Fund could, therefore, underperform other mutual funds with similar investment objectives.

Market Risk

The price of equity securities may fluctuate quickly and unpredictably.  Securities sometimes decline in value due to general market or economic conditions and/or real or perceived factors affecting specific industries or companies.  These factors may include corporate earnings outlooks, changes in interest rates, investor sentiment, or industry competitive conditions.  Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline, and also generally are more volatile than fixed income markets.

Small and Microcap Company Risk

Compared to large companies, small companies, and the market for their common stocks, are likely to be more sensitive to changes in the economy, corporate earnings and investor expectations and therefore may experience sharper swings in market value.  These securities may also be harder to sell at the times and prices that the Fund thinks are appropriate.  The risks of investing in small companies can be intensified when investing in microcap companies.

Convertible Securities Risk

Convertible securities may be subordinate to other securities.  In part, the total return for a convertible security depends upon performance of the underlying stock into which it can be converted.  Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.  If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Multi-Manager Risk

Because each subadviser makes investment decisions independently, it is possible that the security selection process of the subadvisers may not complement one another. As a result, the Fund's exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund were managed by a single subadviser. It is possible that one or more of the subadvisers may, at any time, take positions that may be opposite of positions taken by other subadvisers. In such cases, the Fund will incur brokerage and other transaction costs, without accomplishing any net investment results. Subadvisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security's cost. The multi-manager approach could increase the Fund's portfolio turnover rate which may result in higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher brokerage commissions and other transaction costs. The subadvisers selected may under perform the market generally or other subadvisers that could have been selected

Restructure Risk

For the portion of the portfolio subadvised by Keeley, the focus on companies emerging from bankruptcy presents special risks.  Although companies emerging from bankruptcy usually have improved balance sheets as a part of the restructure, they are often subject to specific plans imposed by their lenders which they must meet in a fairly short time frame.  Often, if such a company does not meet its plan, it has few, if any, alternatives.  In addition, such companies must overcome the negative perception resulting from a previous bankruptcy.  Generally, companies going through corporate restructures are more likely than others to remain undervalued.

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Clearwater Tax-Exempt Bond Fund

Investment objective

The Fund seeks high current income that is exempt from U.S. federal income tax, consistent with preservation of capital.  The  Fund's investment objective is classified as nonfundamental and may be changed by the Board of Trustees without shareholder approval.

Principal investment strategies

The Fund invests at least 80% of its assets in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories and possessions and the District of Columbia. The interest on these bonds is generally exempt from both U.S. regular federal income tax and U.S. federal alternative minimum tax. However, the Fund may invest up to 20% of its assets in bonds that generate interest income subject to federal alternative minimum tax for individuals.  All exempt interest income may increase certain corporate shareholders' alternative minimum tax.

The Fund invests in both revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality.

CMC serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadviser, Sit, which provides day to day management for the Fund.  The Fund primarily invests in bonds rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by Sit.  However, the Fund may invest up to 30% of its assets in bonds rated below investment grade (rated below Baa3 by Moody's Investors Service, Inc. ("Moody's") and BBB-by Standard and Poor's Corporation ("S&P"), commonly referred to as "junk" bonds) or determined to be of comparable quality by the subadviser. The Fund may not invest in bonds rated at the time of purchase lower than B3 by Moody's or B- by S&P or Fitch Ratings .

Sit attempts to maintain an average effective duration for the portfolio of approximately three to eight years.  Duration is a measure of the sensitivity of the price of a fixed-income security to changes in interest rates and is expressed as a number of years.  A longer duration generally means the price is more sensitive to changes in interest rates.  Sit selects bonds that offer high tax-exempt income. In selecting bonds for the Fund, Sit analyzes the general outlook on the economy and interest rate forecasts, while also evaluating a security's structure, credit quality, yield, maturity, and liquidity.

Principal risks of investing in the Fund

Please remember that with any mutual fund investment you may lose money.  The principal risks of investing in the Fund include:

Active Management Risk

The Fund is actively managed and its performance therefore will reflect in part the ability of the subadviser to select securities and to make investment decisions that help to meet the Fund's investment objective.  The Fund could, therefore, underperform other mutual funds with similar investment objectives.

Market Risk

The price of fixed income securities may fluctuate quickly and unpredictably.  Securities sometimes decline in value due to general market or economic conditions.  These factors may include government economic outlooks, changes in interest rates, investor sentiment, or changes in government or tax policy.

Credit Risk

The Fund could lose money if the issuers or guarantors of securities owned by the Fund default on the payment of principal or interest, or on other obligations to the Fund.  The revenue bonds in which the Fund invests may entail greater credit risk than the Fund's investments in general obligation bonds. In particular, weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for the payment of principal and interest on certain multi-family housing authority bonds.  Municipal bonds are subject to the risk that political events, local business or economic conditions could have a significant effect on an issuer's ability to make payments of principal and/or interest.  A security's credit rating may reflect its degree of inherent credit risk.  The value of the Fund may also be adversely affected by future changes in federal or state income tax laws.

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Interest Rate Risk

Interest rate risk is the risk that a fixed income security will lose value because of changes in interest rates.  An increase in interest rates may lower the Fund's value and the overall return on your investment.   The Fund is also subject to call or prepayment risk when, generally as a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying securities owned by the Fund. The proceeds received by the Fund from prepayments will likely be reinvested at interest rates lower than the original investment, thus resulting in a reduction of income to the Fund. Conversely, rising interest rates could reduce prepayments and extend the life of securities with lower interest rates, which may increase the sensitivity of the Fund's value to rising interest rates.

Shareholder Information on Taxes

The Fund could generate some taxable income and may realize taxable gains on the sale of its securities or other transactions. Generally, distributions of interest income from the Fund's tax-exempt securities are exempt from federal income tax, and distributions from other sources, including capital gain distributions, are not. You should consult a tax adviser about any taxes, including state and local taxes, on your Fund distribution.

Please note that the Clearwater Tax-Exempt Bond Fund is not a suitable investment for tax-deferred accounts.

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Clearwater International Fund

Investment objectives

The Clearwater International Fund ("the Fund") seeks long-term growth of capital.   The Fund's investment objective is classified as nonfundamental and may be changed by the Board of Trustees without shareholder approval.

Principal investments strategies

Under normal market circumstances, the Fund intends to invest at least 80% of the value of its net assets in equity securities of companies organized or located outside the United States and doing a substantial amount of business outside the United States.

Equity securities in which the Fund invests include common and preferred stock, sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts and exchange-traded funds and other investment companies.  The Fund diversifies its investments among a number of different countries throughout the world, and may invest in companies of any size.  The Fund does not currently intend to invest more than 20% of its net assets in the equity securities of developing or emerging market issuers.

CMC serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadvisers. The Fund uses a "multi-style, multi-manager" approach.  The Fund's adviser allocates portions of the Fund's assets among subadvisers who employ distinct investment styles and who are responsible for the day to day management of the Fund.  The Fund currently has four subadvisers, Parametric, AXA Rosenberg,  Artisan Partners, and Eagle.

CMC considers a variety of factors in determining the allocation of the Fund's assets among the subadvisers.  The adviser may consider a subadviser's investment style, performance record, and the characteristics of the Fund's typical portfolio investments, such as capitalization size, growth and profitability measures, valuation measures, economic sector weightings, and earnings and price volatility statistics.  The allocation among subadvisers will vary over time, but the current intent of the Fund's adviser is that under normal market conditions approximately 40%-80% of the Fund's net assets will be allocated to Parametric; the remaining assets will be allocated to one or more of the Fund's three other subadvisers.  Parametric manages its portion of the Fund's net assets in a passive management strategy so that to the extent feasible its portion of the Fund's holdings generally matches the holdings of the MSCI World Ex USA Index (net) as closely as possible.  Parametric does not intend that the portion of the Fund's assets it manages will be invested in all the components of the MSCI World Ex USA Index (net) at any given time.

In order to hedge against adverse movements in currency exchange rates, the Fund may enter into foreign currency exchange contracts.  The Fund may use options, futures contracts, and options on futures contracts to attempt to manage market or business risks.  The Fund does not currently intend to invest in options, futures contracts, or options on futures contracts for speculative purposes.

Parametric
Parametric manages its portion of the Fund's assets to track but not replicate the MSCI World Ex USA Index (net), an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the following 22 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Even though the passively managed portion of the Fund invests substantially all of its assets in the common stocks of companies represented in the MSCI World Ex USA Index, that portion of the Fund does not mirror the MSCI World Ex USA Index (net)perfectly because: the Fund must have an amount of cash or other liquid securities available to meet redemption requests; Parametric manages the Fund to limit the tax liability to the Fund's shareholders; and the Fund bears certain expenses the MSCI World Ex USA Index (net) does not bear.

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AXA Rosenberg

The portion of the Fund's portfolio allocated to AXA Rosenberg is invested primarily in equity securities of small- and mid-cap companies that are traded principally in markets outside the United States.  In selecting securities for the Fund, AXA Rosenberg seeks to match the capitalization profile of the S&P Developed BMI ex US $2 to $10 Billion Index. The S&P Developed BMI ex US $2 to $10 Billion Index is a float adjusted, market capitalization weighted index of 25 developed countries whose constituent companies have a market capitalization between $2 and $10 billion.

Artisan Partners

The portion of the Fund's portfolio allocated to Artisan Partners is invested primarily in stocks of non-U.S. companies of all sizes.  The 21 developed market countries in which Artisan Partners generally invests its portion of the Fund's assets include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Eagle

Eagle manages its portion of the Fund's assets in large-cap securities (companies with capitalizations of at least $2 billion).  Eagle's investment process is based on both top-down analysis and bottom-up research.

Additional information as to how subadvisers select the Fund's investments

The Fund's subadvisers select securities that they believe will help the Fund to reach its objective.

Parametric

Parametric manages the portion of the Fund's assets allocated to it so that the Fund's holdings match the holdings of the MSCI World Ex USA Index (net) as closely as possible without requiring the Fund to realize taxable gains. This means that the Fund is not required to buy and sell securities to match changes in the composition of securities in the MSCI World Ex USA Index (net). Instead, the subadviser adjusts the Fund's portfolio periodically to reflect the holdings and weightings of the MSCI World Ex USA Index (net) but only after consideration of the Fund's policy to minimize realization of taxable gains.

With respect to the Fund's assets allocated to Parametric, Parametric will seek capital growth while considering tax consequences arising from the Fund's portfolio management activities.  Parametric's allocation will attempt to reduce the amount of capital gains the Fund realizes under U.S tax laws in three primary ways:  replicate the performance of the MSCI World Ex USA Index (net) while minimizing the realization of capital gains; realize capital losses in the Parametric portfolio to offset capital gains arising in other subadviser portfolios; and minimize wash sale issues between the Parametric portfolio and other subadviser portfolios by limiting transactions in the Parametric portfolio that would be deemed constructive sales based on recent activity of other subadvisers.

AXA Rosenberg

AXA Rosenberg employs a bottom-up approach to investing by evaluating the financial characteristics of individual stocks rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg seeks to identify mispriced stocks across industries and countries, through rigorous analysis of a company's fundamental data. AXA Rosenberg's stock selection process is driven by proprietary technology known as "expert systems," which are designed to analyze the fundamentals of the more than 21,000 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued in relation to their peers, putting together the valuation and earnings forecast views to gain an overall perspective on the attractiveness of each stock. The Valuation Model analyzes European companies and Asian companies (other than Japanese companies) in a nearly global model (which includes the United States and Canada, but which excludes Japan), and Japanese companies in an independent national model, incorporating the various accounting standards that apply in different markets.

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AXA Rosenberg's objective is to construct a portfolio with more future earnings per dollar invested than the market, so the portfolio will generally exhibit a lower forecasted P/E than that of the market, which is known as the Earnings Advantage.  AXA Rosenberg favors stocks that appear attractive from the perspective of the Valuation and Earnings Forecast Models, while seeking to construct a portfolio that is similar to its S&P/Citigroup Global ex-U.S. Broad Market Index $2-$10 billion Cap Range benchmark with respect to characteristics such as country weights, market capitalization, weightings and other risk exposures.  Generally, the balance between the valuation model and earnings forecast models will deliver a core portfolio.  However, at times, the market environment will lead to a portfolio exhibiting either a value or growth bias, depending on the distribution of company fundamentals.  While the success of AXA Rosenberg's mandate relative to its benchmark will derive from the accuracy of AXA Rosenberg's stock selection models, other factors, such as AXA Rosenberg's industry weightings and the risks associated with specific individual stock selections, also affect AXA Rosenberg's performance.

Artisan Partners

Artisan Partners uses a bottom-up investment process, seeking to build a diversified portfolio of non-U.S. stocks that it believes to be undervalued.  Artisan Partners' strategy is to identify stocks of all market capitalizations that it considers both high quality and undervalued and that it believes have the potential for superior risk/reward outcomes.  Artisan Partners looks for four key investment characteristics: undervaluation, business quality, financial strength, and shareholder-oriented management.  At the time the position is initiated, Artisan Partners considers the companies that have survived the first step of its analytical process and ranks them according to the degree of the discount of the current market price of the company's stock to Artisan Partners' estimate of the company's intrinsic value.  Artisan Partners assembles the portfolios by taking bigger positions in companies where the discount is greatest and smaller positions in companies with narrower discounts (subject to adjustments for appropriate diversification and risk management).  Artisan Partners adjusts the weightings of securities periodically and also takes into account investment-related considerations, including diversification and liquidity.

Eagle

The belief behind Eagle's general investment strategy is that high-quality, growth-oriented industry leaders provide investors with positive, risk adjusted, long term returns.  The strategy also focuses on companies with a very large capitalization.  Eagle's investment process combines top down and bottom up analysis, based on Eagle's proprietary multifactor quantitative models that screen countries, sectors, and securities.  Eagle ranks countries and sectors based on fundamental inputs and incorporates a qualitative assessment of the current political and economic climates to determine which countries and sectors present an opportunity and which should be underweighted.  The remaining process Eagle uses focuses on bottom up security selection.  Eagle looks at a broad universe of stocks with a minimum market capitalization of $2 billion and ranks stocks using a multifactor model that incorporates growth, valuation, and price momentum.  Eagle then combines the output of its rankings with the top-down analysis to identify stocks that should receive further consideration.  Eagle employs fundamental analysis to determine the quality of company management, competitive advantages, and commitment to shareholders.  Eagle also considers performance measures such as return on equity, cash flow return on investment, and earnings quality.

Principal risks of investing in the Fund

Please remember that with any mutual fund investment you may lose money.  The principal risks of investing in the Fund include:

Active Management Risk

The Fund's overall allocation to subadvisers is actively managed and certain subadvisers also provide active management and as a result its performance will reflect in part the adviser's or the subadviser's ability to make investment decisions that are suited to achieving the Fund's investment objective.  To the extent it is actively managed, the Fund could under perform other mutual funds with similar investment objectives.

Index Investing Risk

Because a portion of the Fund is managed so that its holdings match those of a certain market index, the Fund faces a risk of poor performance, if:
·	The MSCI World Ex USA Index (net) declines generally or performs poorly relative to other indexes or individual stocks.
·	The stocks of companies which comprise the MSCI World Ex USA Index (net) fall out of favor with investors.
·	An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the MSCI World Ex USA Index (net).

Quantitative Investing Risk

Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes from the factors' historical trends. Additionally, commonality of holdings across quantitative money managers may amplify losses.

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Multi-Manager Risk

Because each subadviser makes investment decisions independently, it is possible that the security selection process of the subadvisers may not complement one another. As a result, the Fund's exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund were managed by a single subadviser. It is possible that one or more of the subadvisers may, at any time, take positions that may be opposite of positions taken by other subadvisers. In such cases, the Fund will incur brokerage and other transaction costs, without accomplishing any net investment results. Subadvisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security's cost. The multi-manager approach could increase the Fund's portfolio turnover rate which may result in higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher brokerage commissions and other transaction costs. The subadvisers selected may underperform the market generally or other subadvisers that could have been selected for the Fund.

Equity securities risk

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Foreign securities market risk

The Fund is also subject to the risk that international equity securities may underperform other segments of the equity markets or the equity markets as a whole.   Securities of companies traded in some countries outside of the U.S., particularly in emerging markets, may be subject to further risks due to the inexperience of local investment professionals and financial institutions.  Additionally, foreign stock exchanges may be subject to less regulation, and there may be delays in the settlement of foreign stock exchange transactions.

Emerging markets risk

The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

Currency risk

Because the foreign securities in which the Fund invests, except for American Depositary Receipts, generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities.  A strong U.S. dollar relative to those other currencies will adversely affect the value of the Fund.

Information risk

Non-U.S. companies may not be subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements applicable to U.S. companies.  As a result, less information may be available to investors concerning non-U.S. investors.

Investment restriction risk

Some countries restrict foreign investments in their securities markets.  In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

Political and economic risks

International investing subjects investors to the risk of political, social, or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, limits on removal of currency or other assets, and nationalization of assets.

Foreign currency hedging transaction risk

In order to hedge against adverse movements in currency exchange rates, the Fund may enter into forward foreign currency exchange contracts.  If the adviser's or subadviser's forecast of exchange rate movements is incorrect, the Fund may realize losses on its foreign currency transactions.  Additionally, the Fund's hedging transactions may prevent the Fund from realizing the benefits of a favorable change in the value of foreign currencies.

Futures and options risk

Futures investing may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  Due to fluctuations in the price of a security or future underlying an option, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option.

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Tax sensitivity risk

The Fund's tax sensitivity may provide a lower return before consideration of federal income tax consequences than other mutual funds that are not tax-sensitive, and at times it may be impossible for the Fund to implement the tax sensitive strategy.

Small- and mid-cap stock risk

To the extent a Fund subadviser invests in stocks of small-and mid-cap companies, that portion of the Fund's assets will be subject to additional risks.  Stocks of small- and mid-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of such stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small- and mid-cap companies at the desired time and price.

Exchange-traded fund ("ETF") and underlying investment company risk

The risks of owning an ETF or other investment company generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF or investment company could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs and underlying investment companies purchased or sold by the Fund could result in losses on the Fund's investment. ETFs and other investment companies also have management fees that increase their costs versus the costs of owning the underlying securities directly.

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Investment Style Risk

Value risk.  To the extent a Fund subadviser employs a value style strategy, that portion of the Fund's assets is subject to the possibility that value stocks may fall out of favor or perform poorly relative to other types of investments.  With value investing, there is the risk that the market will not recognize that the securities selected are undervalued and they might not appreciate in value in the way the subadviser anticipates.

Growth risk.  To the extent a Fund subadviser employs a growth style strategy, that portion of the Fund's assets is subject to the possibility that these stocks can have relatively high valuations.  Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.  Growth investing does not guarantee a profit or eliminate risk.  The stocks of these companies can have relatively high valuations.

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Other Investments and Investment Strategies

Fixed income securities. Each Fund may invest in fixed income securities including bonds and notes. Clearwater Growth Fund (the "Growth Fund") will generally only invest in fixed income securities of companies represented in the Russell 1000 Index, if any. The Funds' fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, deferred, payment in kind and auction rate features. Each Fund's fixed income securities may be of any maturity. The Growth Fund, the Clearwater International Fund (the "International Fund") and Clearwater Small Cap Fund (the "Small Cap Fund") will only invest in fixed income securities rated investment grade.

Credit quality and risk. Securities are investment grade if they:

·	are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization;
·	have received a comparable short-term or other rating; or
·	are unrated securities that the Fund's subadviser believes to be of comparable quality.

The value of a Fund's fixed income securities may go down if:

·	interest rates rise, which will make the prices of fixed income securities go down; or
·	the issuer of a security owned by the Fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest.

Derivatives. Each Fund may utilize several different types of derivatives for various purposes including in order to increase total returns, to hedge risk, to maintain liquidity, to meet shareholder redemptions, or to minimize trading costs.  The Growth Fund, International Fund and Small Cap Fund may engage in options trading on securities and securities indices.  Options trading involves buying ("purchasing") or selling ("writing") the right to buy ("call") or sell ("put") an underlying security at a future date.  The Growth Fund, International Fund and Small Cap Fund may also engage in futures and options on futures trading on various underlying instruments.  A future is an agreement to buy or sell an underlying instrument at a future date.  Futures investing may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  Due to fluctuations in the price of a security underlying an option, a Fund may not be able to profitably exercise an option and may lose its entire investment in an option.  The Growth Fund's use of derivatives may be limited as a significant portion of the Fund is managed with a  strategy of minimizing tax liability and maintaining a low turnover rate.

In addition, the International Fund may enter into foreign currency exchange contracts in order to hedge against adverse movements in currency exchange rates.  If the adviser's or subadviser's forecast of exchange rate movements is incorrect, the Fund may realize losses on its foreign currency transactions.  Additionally, the Fund's hedging transactions may prevent the Fund from realizing the benefits of a favorable change in the value of foreign currencies.  The Fund may use options, futures contracts, and options on futures contracts to attempt to manage market or business risks.  The Fund does not currently intend to invest in foreign currency exchange contracts options, futures contracts, or options on futures contracts for speculative purposes.  Futures investing may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  Due to fluctuations in the price of a security or future underlying an option, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option.

The Clearwater Tax-Exempt Bond Fund ("Tax-Exempt Bond Fund") may invest in options on debt securities that are exchange-traded, futures contracts on interest rates and interest rate indices and options on futures on interests rates and interest rate indices.  The Fund may only engage in these transactions as a defensive strategy or in order to hedge its portfolio in fixed income securities which may be exposed to the risk of changing interest rates.  The Tax-Exempt Bond Fund may also enter into swap agreements.  Swap agreements are two party contracts entered into primarily by institutional investors in which two parties agree to exchange the returns (or differential rates of return) earned or realized on particular predetermined investments or instruments.  The Tax-Exempt Bond Fund may enter into swap agreements for purposes of attempting to obtain a particular investment return at a lower cost to the Fund than if the Fund had invested directly in an instrument that provided that desired return.  Even a small investment in a swap can have a big impact on the Tax-Exempt Bond Fund's market exposure.  The Fund also bears the risk of default by its swap counterparty.

Even a small investment in derivative contracts can have a big impact on the Funds' market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund less liquid and harder to value, especially in declining markets.

Foreign securities. The Growth Fund and the Small Cap Fund may each invest up to 25% of its total assets in securities of foreign issuers from a variety of countries, including emerging markets. The Growth Fund's foreign securities will primarily be limited to those that are represented in the Russell 1000 Index. The Fund may, however, hold foreign securities not contained in the Russell

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1000 Index. Many foreign countries in which the Funds may invest have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of emerging markets.

Exchange-traded fund ("ETF") and investment companies.  Each Fund may invest in ETFs and investment companies.  The risks of owning an ETF or other investment company generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF or investment company could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs and underlying investment companies purchased or sold by the Fund could result in losses on the Fund's investment. ETFs and other investment companies also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Portfolio turnover. Parametric believes that a passive portfolio management strategy, combined with tax management techniques, provides the best opportunity for optimal after-tax total return. Parametic also believes that passive portfolio management will limit the International Fund's and Growth Fund's portfolio turnover rate to a lower level than if each Fund were completely actively managed. Although the Growth Fund's and the International Fund's passively-managed allocation do not purchase or sell securities for short-term profits, each Fund will sell portfolio securities without regard to the amount of time they have been held whenever such action seems advisable.

Although the Small Cap Fund, Tax-Exempt Bond Fund, and the actively-managed portions of the Growth Fund and International Fund do not generally purchase or sell securities for short-term profits, any of the Funds may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could decrease a Fund's performance, and may result in increased net short-term capital gains, distributions that are taxable to shareholders as ordinary income.

Temporary defensive investments. When in the judgment of its subadviser, adverse market conditions warrant, each Fund may adopt a temporary defensive position by investing up to 100% of its assets in cash and cash equivalents. If a Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Portfolio Holdings. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information ("SAI").

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Management

Management services and fees

Clearwater Management Co.  ("CMC") serves as the Funds' investment manager. CMC is a privately owned registered investment adviser. The investment manager has been in the investment management business since 1987.   Its address is 30 East Seventh Street, Suite 2000, St. Paul, Minnesota 55101.  Clearwater Investment Trust and CMC have received an exemptive order from the Securities and Exchange Commission (the "Commission") permitting CMC, subject to the approval of the Board of Trustees, to select subadvisers to serve as portfolio managers of the Funds or to materially modify an existing subadvisory contract without obtaining shareholder approval of a new or amended subadvisory contract. CMC has ultimate responsibility to oversee and to recommend the hiring, termination and replacement of any subadviser.  As a result, CMC selects and supervises subadvisers for the Funds and administers the Funds' business operations.  Under its management contract with each Fund, CMC is also responsible for paying directly or reimbursing  the Funds for all direct expenses other than  commissions  and  other  direct  charges relating to the  purchase  and sale of portfolio  securities  and other  assets, taxes,  interest  and  extraordinary  expenses, including  without  limitation, litigation expenses.  For these services for the fiscal year ended December 31, 2010, CMC was contractually entitled to receive a fee from the Growth Fund, the Small Cap Fund, the Tax-Exempt Bond Fund and the International Fund equal to 0.45%, 1.35%, 0.60% and 1.00%, respectively, of each Fund's average daily net assets.    However, for the fiscal year ended December 31, 2010, CMC voluntarily reduced management fees for the Small Cap, Tax-Exempt Bond and International Funds to 0.95%, 0.36%, and 0.80%, respectively.  During the fiscal year ended December 31, 2010, CMC voluntarily reduced the management fees for the Growth Fund to 0.28%.  However, effective December 1, 2010, CMC is no longer voluntarily reducing the management fee for the Growth Fund.  A discussion regarding the basis for the Board of Trustees' approval of the management contract with CMC and each subadvisory contract is included in the annual report of the Trust for the fiscal year ended December 31, 2010.

Philip W. Pascoe is CMC's Chairman, Treasurer and is also a director.  Mr. Pascoe has been associated with CMC since 1987 and with each Fund since its inception.

CMC has engaged Parametric Portfolio Associates ("Parametric") as subadviser to select investments for a portion of the Growth Fund and for a portion of the International Fund.   Parametric, a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), was founded in 1987 as a global equity manager. Parametric is owned by its management staff together with Eaton Vance Corporation, a publicly traded investment management firm listed on the NYSE (NYSE: EV). Parametric combines indexing with tax management to increase the potential for higher after-tax return for taxable investors.  Parametric is located at 1151 Fairview Avenue North, Seattle, Washington 98109.

CMC has engaged Kennedy Capital Management ("Kennedy") as subadviser to select investments for the Small Cap Fund.  Kennedy is a Missouri corporation that is a registered investment adviser under the Advisers Act.   Kennedy devotes its time to investment counseling and provides advice, management and other services to investors and accounts. Kennedy's address is 10829 Olive Boulevard, St. Louis, Missouri 63141-7739.

CMC has engaged Keeley Asset Management Corp. ("Keeley") as a subadviser to select investments for the Small Cap Fund.  Keeley is an Illinois corporation and is a registered investment adviser under the Advisers Act. Keeley devotes its time to investment counseling and provides advice, management and other services to investors and accounts.  Keeley's address is 401 South LaSalle Street, Suite 1201, Chicago, IL 60605.

CMC has engaged Sit Fixed Income Advisors II, LLC ("Sit"), a subsidiary of Sit Investment Associates, Inc., as subadviser to select investments for the Tax-Exempt Bond Fund.  Sit, which is organized under the laws of the State of Minnesota and is registered under the Advisers Act, devotes its time to investment counseling and provides advice, management and other services to investors and accounts, including other mutual funds. Sit's address is 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402-4130.

CMC has engaged AXA Rosenberg Investment Management LLC ("AXA Rosenberg") as a sub-adviser to select investments for a portion of the International Fund.  AXA Rosenberg is a wholly-owned subsidiary of AXA Rosenberg Group LLC. AXA Rosenberg is a limited liability company and was founded in 1985.  AXA Rosenberg's address is 4 Orinda Way, Building E, Orinda, California 94563.

CMC has engaged Artisan Partners Limited Partnership ("Artisan Partners") as a sub-adviser to select investments for a portion of the International Fund.  Artisan Partners is an independent, privately-held firm that is a limited partnership organized under the laws of Delaware.  Artisan Partners' general partner is Artisan Investments GP LLC, a Delaware limited liability company wholly-owned by Artisan Partners Holdings LP, a limited partnership organized under the laws of Delaware.  Artisan Partners' sole limited partner is Artisan Partners Holdings LP.  The sole general partner of Artisan Holdings LP is Artisan Investment Corporation, a Wisconsin corporation.  Artisan Partners was organized in March 2009 to succeed to the investment management business of Artisan Partners Holdings LP.  Artisan Partners Holdings LP was founded in November 1994 and began providing investment management services

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in March 1995.  The principal address of Artisan Partners is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

CMC has engaged Heartland Advisors, Inc. ("Heartland") as a subadviser to select investments for a portion of the Growth Fund.  Heartland is a Wisconsin Corporation and is registered with the Commission as an investment adviser under the Advisers Act.  Heartland was founded in 1988 and is located at 789 N. Water Street, Suite 500, Milwaukee, Wisconsin 53202.  Heartland is a wholly owned subsidiary of Heartland Holdings, Inc.  Heartland Holdings, also located at 789 N. Water Street, Suite 500, Milwaukee, Wisconsin 53202, is an independent firm 100% owned by its employees, with William J. Nasgovitz, founder, as the principal shareholder.

CMC has engaged Knightsbridge Asset Management, LLC ("Knightsbridge") as a subadviser to select investments for a portion of the Growth Fund.   Knightsbridge is located at 660 Newport Center Drive, Suite 460, Newport Beach, California, 92660.  Knightsbridge was founded in 1998 and is a registered with Commission as an investment adviser under the Advisers Act.  Knightsbridge is 100% owned by its employees.

CMC has engaged Osterweis Capital Management, LLC ("Osterweis") as a subadviser to select investments for a portion of the Growth Fund.   Osterweis is located at One Maritime Plaza, Suite 800, San Francisco, California, 94111.  Osterweis was founded in 1993 and is a registered with Commission as an investment adviser under the Advisers Act.  Osterweis is privately owned by a group of employees and two outside directors.

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CMC has engaged Eagle Global Advisors, LLC ("Eagle") as a sub-adviser to select investments for a portion of the International Fund.  Eagle is a Texas limited liability company founded in 1996, and asset management is its only business.  Eagle's address is 5847 San Felipe, Suite 930, Houston, Texas 77057.

The portfolio managers

The portfolio managers are primarily responsible for the day-to-day operation of the Funds indicated beside their names.

Fund	Subadviser	Portfolio Manager	Since	Past 5 years' business experience

Growth Fund	Parametric	Jim Reber	2010	Director of PCD Portfolio Management at Parametric. He joined Parametric in 2004.
Growth Fund	Parametric	Tom Seto	2010	Managing Director, Portfolio Management at Parametric. He joined Parametric in 1998.
Growth Fund	Heartland	David C. Fondrie	2010
Mr. Fondrie, a Certified Public Accountant (CPA), has served as a Portfolio Manager of the Heartland Select Value Fund since March 2004.  Mr. Fondrie, who also serves as Portfolio Manager for Heartland advisory clients, is a Senior Vice President and Director of Heartland Advisors, and since May 2006 has served as Chief Executive Officer of Heartland.  He has served as Director of Equity Research for Heartland Advisors since 2001, having joined the firm in December 1994 as an Equity Research Analyst.  Previously, he had been President of Casino Resource Corporation from 1993 to 1994, Executive Vice President and Chief Financial Officer of Ransomes, Inc. from 1987 to 1991, and a Senior Manager and in other capacities with Price Waterhouse, LLP from 1976 to 1987.

Growth Fund	Heartland	Hugh F. Denison	2010
Mr. Denison has served as a Portfolio Manager of the Heartland Select Value Fund since March 2004.  He also served as a Portfolio Manager of the Heartland Value Fund from May 2006 to February 2009.  Mr. Denison, who also serves as Portfolio Manager for Heartland advisory clients, is a Senior Vice President for Heartland Advisors.  He previously was Shareholder Ombudsman for Heartland Advisors from January 1996 to March 2004.  Mr. Denison served as Vice President, Director of Research and Portfolio Manager for Heartland Advisors from 1988 to 1996.  Mr. Denison was also a Director of Heartland Group, Inc. from May 1989 to November 2003.

Growth Fund	Heartland	Theodore D. Baszler	2010
Mr. Baszler, a Certified Public Accountant (CPA) and Chartered Financial Analyst (CFA), has served as a Portfolio Manager of the Heartland Select Value Fund since March 2004.  He has been a Portfolio Manager for advisory clients of Heartland Advisors since 2001, after serving as a Research Analyst and Associate Portfolio Manager from 2000 to 2001 and a Senior Mutual Funds Accountant from 1994 to 2000.  Prior to joining Heartland Advisors, Mr. Baszler had been a Senior Investment Accountant with Firstar Trust Company from 1990 to 1994.

32

Growth Fund	Heartland	William R. Nasgovitz	2010
Mr. Will Nasgovitz has served as a Portfolio Manager of the Heartland Select Value Fund since May 2006 after serving as a Research Analyst from 2004 to 2006 and a Research Associate from November 2003 to 2004.  He has also served as a Portfolio Manager of the Heartland Value Fund since February 2009.  Prior to joining Heartland Advisors, Mr. Will Nasgovitz had been a Senior Research Associate with Capital Markets Group, Cambridge Associates from 2000 to 2002.  Mr. Will Nasgovitz is the son of Mr. Bill Nasgovitz, President and Director of the Heartland Funds and Portfolio Manager of the Heartland Value Fund.

Growth Fund	Knightsbridge	John Prichard, CFA	2010
A co-founder of Knightsbridge, Mr. Prichard has over 15 years of investment experience. Prior to co-founding Knightsbridge in 1998, John worked at Canterbury Capital Services, Inc. and in the investment department of Santa Barbara Bank and Trust. He has a BA in economics from the University of California, San Diego, an MA in finance and banking from Boston University and he holds the Chartered Financial Analyst designation.

Growth Fund	Osterweis	John S. Osterweis	2010
Mr. John S. Osterweis has served as President, Chief Investment Officer, and Director of Osterweis Capital Management, Inc. since April 1983 and Manager, President and Chief Investment Officer of Osterweis Capital Management, LLC since March 1997.   Mr. Osterweis has over forty years of securities analysis and portfolio management experience, twenty-seven of which have been with Osterweis Capital Management, Inc.  Mr. Osterweis earned a B.A. from Bowdoin College and an M.B.A. from Stanford Graduate School of Business.

Growth Fund	Osterweis	Matthew K. Berler	2010
Mr. Matthew K. Berler serves as First Executive Vice President and Portfolio Manager of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC.  He joined the Adviser as a Portfolio Manager/Analyst in 2003.  Prior to working at the Advisers, Mr. Berler served as a Managing Director at Morgan Stanley from March 1994 to February of 2003.  He was a Vice President at Donaldson, Lufkin & Jenrette from August 1987 to March of 1994.  Mr. Berler earned an A.B. from Cornell University and an M.B.A. from Harvard Business School.

Growth Fund	Osterweis	Stephen P. Moore	2010
Mr. Stephen P. Moore serves as Vice President and Portfolio Manager of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC.  He joined the Adviser as a Portfolio Manager/Analyst in 2003.  Prior to working at the Advisers, Mr. Moore served as a Vice President at Capital Research Company from July 1994 to October of 2003 where he was responsible for equity research.  Mr. Moore earned a B.S. from Stanford University and an M.B.A from the University of Texas at Austin McCombs School of Business.

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Growth Fund	Osterweis	Alexander Kovriga	2010
Mr. Alexander (Sasha) Kovriga serves as Vice President and Portfolio Manager of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC.  He joined the Adviser as an Analyst in 2003.  Prior to working at the Advisers, Mr. Kovriga was a strategy Consultant at Monitor Group in Cambridge, MA.  From 1997 to 2000, he worked on projects in a variety of industries ranging from consumer products to pharmaceuticals.  Mr. Kovriga earned a B.A. from Brandeis University, an M.A. from the University of Massachusetts and an M.B.A from Harvard Business School.

Growth Fund	Osterweis	Gregory S. Hermanski	2010
Mr. Gregory S. Hermanski serves as Vice President and Portfolio Manager of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC.  He joined the Adviser as an Assistant Portfolio Manager/Analyst in 2002.  Mr. Hermanski previously served as a portfolio manager of The Osterweis Strategic Income Fund.  Prior to working at the Advisers, Mr. Hermanski served as a Vice President at Robertson, Stephens and Co. from August 2000 to May of 2002, where he was in charge of convertible bond research.  He also served as a Research Analyst at Imperial Capital, LLC from April 1998 to April 2000, and as a Valuation Consultant from August 1995 to March 1998.  Mr. Hermanski earned a B.A. from the University of California, Los Angeles.

Growth Fund	Osterweis	Zachary W. Perry	2010
Mr. Zachary W. Perry serves as Vice President and Portfolio Manager of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC.  He joined the Advisers in 2008 as a Senior Analyst.  Prior to working at the Advisers, Mr. Perry was a Vice President and Equity Portfolio Manager at Franklin Templeton Investments where he managed the small cap separate account portfolios for over nine years and conducted equity research as a small cap generalist.  Mr. Perry earned a B.A. from Princeton University and an M.B.A. from The Wharton School at the University of Pennsylvania.

Small Cap Fund	KCM	Don Cobin	2007	Portfolio Manager at Kennedy since 2007 and Senior Investment Professional at Matador Capital Management from 2002 - 2007

		Tim Hasara	2007	Portfolio Manager since 1995

Small Cap Fund	Keeley	John Keeley	2006	President and Primary Investment Manager since 1981

Tax-Exempt Bond Fund	Sit	Michael C. Brilley	1999	President of Sit Fixed Income and Senior Vice President of Sit Investment Associates since 1984

		Paul J. Jungquist	1999	Vice President since 1997

International Fund	Parametric	Jim Reber	2010	Director of PCD Portfolio Management at Parametric. He joined Parametric in 2004.

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International Fund	Parametric	Tom Seto	2010	Managing Director, Portfolio Management at Parametric. He joined Parametric in 1998.

International Fund	AXA Rosenberg	Dr. William Jump	2010	Americas Chief Investment Officer since 2010. Senior Research Director from 2005 - 2010. He joined AXA Rosenberg in 1990.

International Fund	Artisan Partners	N. David Samra	2009	Portfolio Manager at Artisan Partners since 2002 and a Managing Director of Artisan Partners

	Artisan Partners	Daniel J. O'Keefe	2009	Portfolio Manager at Artisan Partners since 2006 and Analyst for Artisan Partners' international value strategy from 2002-2006

International Fund	Eagle	Edward R. Allen, III	2009	Senior Partner and Portfolio Manager at Eagle since 1996

	Eagle	John F. Gualy	2009	Partner and Portfolio Manager at Eagle since 1996

	Eagle	Thomas N. Hunt, III	2009	Senior Partner and Portfolio Manager at Eagle since 1996

	Eagle	Steven S. Russo	2009	Senior Partner and Portfolio Manager at Eagle since 1996

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds.

35

Buying Shares

Investment minimums

Initial and subsequent investments in any Fund must be at least $1,000.

Buying shares by mail

Initial purchases

·
For initial purchases of any Fund's shares, complete the Purchase Order and Account Application and send it with your check to Fiduciary Counselling, Inc., the Funds' transfer agent.  If you need additional copies, call (888)228-0935.

·	Send a completed purchase application together with a check for the amount of the investment to:

Clearwater Investment Trust
(specify fund)
c/o Fiduciary Counselling, Inc.
2000 Wells Fargo Place
30 East 7th Street
St. Paul, MN  55101-4930

·	Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check.
·
All purchase orders must include a date on which the order is to be effective. If no date is specified, the purchase order will be filled at the net asset value next computed after receipt of the order.

Subsequent purchases

·	Send a check for the amount of the subsequent purchase by mail directly to the transfer agent at the address above.
·	Be sure to include your Fund and account number on checks for subsequent investments.

Exchanging and Redeeming Shares

Exchange privilege

Contact Fiduciary Counselling, Inc., the Funds' transfer agent, to exchange into other Clearwater Funds. An exchange of shares from one Fund to another is a taxable transaction.

You may exchange shares only for shares of another Clearwater Fund.
You must meet the minimum investment amount for each Fund unless you are exchanging into a Fund you already own.

36

Your Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

To learn more about the exchange privilege contact Fiduciary Counselling, Inc. or consult the SAI.

Exchanging and redeeming shares by phone

You may exchange or redeem shares by telephone. Redemption proceeds can be sent by check to your address of record. You may be asked to provide proper identification information. Telephone exchange and redemption requests may be made by calling the transfer agent at (888) 228-0935 between 9:00 a.m. and 4:00 p.m. Eastern time on any day the transfer agent is open. If telephone exchange or redemptions are not available for any reason, you may use the Fund's exchange or redemption by mail procedure described elsewhere in this prospectus.

Redemptions by mail

You may redeem some or all of your shares by sending a written request to:

Clearwater Investment Trust
(specify fund)
2000 Wells Fargo Place
30 East 7th Street
St. Paul, MN  55101-4930

The written request for redemption must be in good order. A request in good order means that you have provided the following information. Your request will not be processed without this information.

Name of the Fund
Account number
Dollar amount or number of shares being redeemed
Signature of each owner exactly as account is registered
Other documentation required by Fiduciary Counselling, Inc. including, if applicable, endorsed share certificates
If your redemption proceeds are to be sent to an address other than your address of record, your request must include a Medallion Signature Guarantee. You may obtain a signature guarantee from most banks, securities broker/dealers, credit unions and federal savings and loans, but not from a notary public.

Redemption payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. Redemption proceeds normally will be sent within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears. Your redemption proceeds will be sent by check to your address of record. Redemption proceeds may be sent to an address other than that of record if the request includes a signature guarantee.

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Frequent Purchases and Redemption of Fund Shares

Risks that frequent purchases and redemptions may present for long-term shareholders

It is the position of the Funds that frequent purchases and redemptions (sometimes referred to as "round trips" or "market timing"), including exchanges, by certain shareholders may create additional risk for serious Fund investors. These risks include the potential dilution in value of Fund shares, interference with the efficient implementation of a Fund's investment strategy, increased brokerage and other trading costs, and increased administration costs. The Funds discourage frequent purchases and redemptions and encourage long-term investing.

Policies and procedures with respect to frequent purchases and redemptions

The Funds' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemption of Fund shares by Fund shareholders. The Funds' Board of Trustees discourages frequent purchases and redemption of Fund shares by Fund shareholders.

The Trust administers these market timing policies and procedures and considers suspicious behavior under such policy to be suspicious under its anti-money laundering policy. In administering these policies and procedures the Funds do not discriminate regarding the method by which a share transaction is delivered to its transfer agent. To the extent possible, the Trust enforces these policies and procedures equally regardless of whether share transactions occur directly, through broker-dealers or other omnibus accounts. Pursuant to the Funds policies and procedures, the Funds seek to detect and prevent frequent purchases and redemptions (including exchanges) primarily through the monitoring of share transactions. Generally, purchases and redemptions within five days of each other are deemed to be suspicious. Round trip transactions over a period greater than five days are not necessarily deemed to be innocent. The Funds do not specifically limit the number of round trips a shareholder may make in any given year but do consider an excessive number of round trips to be detrimental to serious investors. The Funds specifically reserve the right to reject any purchase request for any reason and to suspend or terminate shareholders' exchange privileges if they engage in an excessive pattern of exchanges. In addition, as discussed below under "Other Things to Know About Share Transactions - Share price," the Funds use fair value pricing to, among other things, reflect changes in value of a security if the investment manager determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the Fund calculates its net asset value.  Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of short-term trading and excessive exchange activities.

Where a shareholder can clearly demonstrate that a suspicious trade was in fact due to an innocent mistake, such as the innocent failure to anticipate a cash need, such mistake will not result in the termination of purchase or exchange privileges. However, these privileges will be terminated should the pattern of mistakes be such as to either appear suspicious regardless of explanation or have the potential to create the types of risks described above.

While the Funds use reasonable efforts to detect frequent trading activity, there can be no assurance that such efforts will be successful or that market timers will not employ tactics designed to evade detection.  If unsuccessful, your return from an investment in a Fund may be adversely affected. Frequently, Fund shares are held through omnibus accounts maintained by financial intermediaries, where the holdings of multiple shareholders are aggregated. The Funds' ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the Fund's policies.

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Other Things to Know About Share Transactions

Each Fund has the right to:

Suspend the offering of shares
Waive or change minimum and additional investment amounts
Reject any purchase or exchange order
Change, revoke or suspend the exchange privilege
Suspend telephone transactions
Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the Commission
Pay redemption proceeds consisting of portfolio securities or non-cash assets for redemptions of greater  than $1 million

Small account balances

If your account falls below $1,000 because of redemption of Fund shares, the Fund may ask you to bring your account up to the minimum requirement. If your account is still below $1,000 after 30 days, the Fund may close your account and send you the redemption proceeds.

Share price

You may buy, exchange, or redeem shares at the net asset value per share next determined after receipt of your request in good order. Each Fund's net asset value per share is the value of its assets minus its liabilities divided by the total shares outstanding. Each Fund calculates its net asset value when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time) if such calculation is then required to properly process a purchase order, redemption request or exchange request for shares of the Fund. The NYSE is closed on weekends and certain holidays listed in the SAI.

The Funds generally value their portfolio securities based on market prices or quotations.  When closing market prices or market quotations are not available or are considered by the investment manager to be unreliable for a security, the Fund values the security at its fair value. All methods of determining the value of a security used by the Fund on a basis other than market value are forms of fair value. All fair valuations of securities are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices.  The use of fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.  For market prices and quotations, as well as for some fair value methods, the Funds rely upon securities prices provided by pricing services.

The Funds use the fair value of a security, including a non-U.S. security, when the investment manager determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the Fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a Fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the Fund determines its net asset value. This may occur particularly with respect to certain foreign securities held by the International Fund, in which case the Fund may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the value of those securities as of the time the Fund's net asset value is calculated.  International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by a Fund could change on a day you cannot buy or sell shares of the Fund.

The Funds may use a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The Fund values debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that a Fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the Funds. The prospectuses of these Funds explain the circumstances under which the Funds will use fair value pricing and the effects of using fair value pricing.

In order to buy, redeem or exchange shares at that day's price, you must place your order with the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

39

You may have difficulty contacting the Funds by telephone during times of market volatility or disruption in telephone service. On NYSE holidays or on days when the exchange closes early, the telephone center will adjust its hours accordingly. If you are unable to reach the Fund by telephone, you should communicate with the Funds in writing.

Household delivery of Fund documents

With your consent, the transfer agent of the Clearwater Investment Trust may send a single prospectus and shareholder report to your residence for you and any other member of your household who has an account with any of the Funds. If you wish to revoke your consent to this practice, you may do so by notifying the transfer agent by telephone or in writing. The transfer agent will begin mailing separate prospectuses and shareholder reports to you within 30 days after receiving your notice.

40

Dividends, Distributions and Taxes

The Funds normally pay dividends and distribute capital gain, if any, as follows:

Dividends, distributions and taxes

Annual distributions of income and capital gain are made at the end of the year in which the income or gain is realized, or the beginning of the next year.

The Growth Fund and the International Fund expect to make annual distributions primarily from dividends while the Small Cap Fund expects to make annual distributions primarily from capital gain. The Funds may pay additional distributions and dividends at other times if necessary to avoid a federal income or excise tax.

The Tax-Exempt Bond Fund declares any dividends from net investment income daily and pays the dividends monthly. The Tax-Exempt Bond Fund intends to meet certain federal income tax requirements so that distributions of tax-exempt interest income will be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. The Tax-Exempt Bond Fund may invest up to 20% of its assets in municipal securities that generate interest income subject to the alternative minimum tax for individuals. All exempt-interest dividends may increase certain corporate shareholders' alternative minimum tax. The Tax-Exempt Bond Fund expects that its distributions will consist primarily of exempt-interest dividends. The Tax-Exempt Bond Fund's exempt-interest dividends may be subject to state and local taxes. Any capital gains or income dividends, other than exempt-interest dividends, distributed by the Tax-Exempt Bond Fund will be taxable.

Capital gain distributions and dividends are reinvested in additional Fund shares. Alternatively, you can instruct the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

In general, redeeming and exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash or additional shares) are all taxable events.

Transaction	U.S federal income tax status

Redemption or exchange of shares
Usually capital gain or loss in an amount equal to the difference between the net amount of the redemption proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem or exchange; long-term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Short-term capital gain distributions	Ordinary income

Taxable income dividends	Ordinary income or "qualified dividend income"

Exempt-interest dividends (Tax-Exempt Bond Fund only)	Exempt from regular U.S. federal income tax; may in some cases increase liability for alternative minimum tax

If the Growth Fund, the Small Cap Fund, or the International Fund reports a dividend as "qualified dividend income" and certain other conditions are met by the Fund and the shareholder, including holding period requirements, such dividends are taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.  After 2012, qualified dividend income is currently scheduled to be taxed as ordinary income.  The Tax-Exempt Bond Fund does not expect to pay any dividends that are "qualified dividend income."

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a Fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the Funds will provide you with information about the distributions and dividends that you received and any redemption of shares during the previous year. If you do not provide a Fund with your correct taxpayer identification number and any required certifications or if a Fund is otherwise legally required to do so, you may be subject to back-up withholding of 28%

41

(currently scheduled to increase to 31% after 2012) on your distributions, dividends and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a Fund.

The International Fund may be required to pay withholding and other taxes imposed by foreign countries. If the International Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election  to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) credit that proportional amount of taxes against U.S. federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction.  If the International Fund makes this election, you will be notified and provided with sufficient information to calculate the amount you may deduct as foreign taxes paid or your foreign tax credit.

Shareholders other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% (or lower applicable treaty rate) on amounts treated as ordinary dividends from a Fund

42

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each Fund for the periods shown. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a Fund share assuming reinvestment of all dividends and distributions.  The information in the following tables was audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Funds' December 31, 2010 financial statements, are included in the annual report (available upon request).

	Year ended December 31,
Growth Fund	2010	2009	2008	2007	2006
Net asset value, beginning of year	$23.40	18.60	30.57	29.47	26.03
Income from investment operations:
Net investment income	0.38	0.39	0.51	0.48	0.40
Net realized and unrealized
gain (loss)	2.99	4.78	(11.96)	1.10	3.44
Total from investment
operations	3.37	5.17	(11.45)	1.58	3.84
Less distributions:
Dividends from net investment
income	(0.39)	(0.37)	(0.52)	(0.48)	(0.40)
Distributions from net realized
gains	-	-	-	-	-
Total distributions	(0.39)	(0.37)	(0.52)	(0.48)	(0.40)
Net asset value, end of year	$26.38	23.40	18.60	30.57	29.47
Total return (a)	14.4%	27.9%	(37.5)%	5.4%	14.8%
Net assets, end of year
(000s omitted)	$344,270	293,188	197,263	330,991	291,513
Ratio of expenses, net of waivers,
to average net assets (b) (c)	0.30%	0.28%	0.28%	0.28%	0.31%
Ratio of expenses, before waivers,
to average net assets (b) (c)	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of net investment income,
net of waivers, to average net assets (b)	1.60%	1.98%	1.92%	1.61%	1.56%
Ratio of net investment income,
before waivers, to average net assets (b)	1.45%	1.81%	1.75%	1.44%	1.42%
Portfolio turnover rate (excluding
short-term securities)	43.65%	21.83%	14.71%	17.99%	5.24%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.

(b)	Effective December 1, 2010, the investment advisor discontinued the voluntary waiver previously in effect.

(c)
In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests.  Such indirect expenses are not included in the above reported expense ratios.

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	Year ended December 31,
Small Cap Fund	2010	2009	2008	2007	2006
Net asset value, beginning of year	$14.41	10.39	16.68	18.71	18.09
Income from investment operations:
Net investment income (loss)	-	-	0.05	-	(0.04)
Net realized and unrealized
gains (losses)	4.31	4.02	(6.29)	0.58	3.13
Total from investment
operations	4.31	4.02	(6.24)	0.58	3.09
Less distributions:
Distributions from net
investment income	(0.02)	-	(0.05)	-	-
Distributions from net
realized gains	-	-	-	(2.61)	(2.47)
Total distributions	(0.02)	-	(0.05)	(2.61)	(2.47)
Net asset value, end of year	$18.70	14.41	10.39	16.68	18.71
Total return (a)	30.0%	38.7%	(37.4)%	3.1%	17.1%
Net assets, end of year
(000s omitted)	$256,237	214,335	120,846	246,987	253,846
Ratio of expenses, net of waivers,
to average net assets (b)	0.95%	0.95%	0.95%	0.98%	1.03%
Ratio of expenses, before waivers,
to average net assets (b)	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss),
net of waivers, to average net assets	(0.02)%	(0.04)%	0.32%	--%	(0.23)%
Ratio of net investment income (loss),
before waivers, to average net assets	(0.42)%	(0.44)%	(0.08)%	(0.37)%	(0.55)%
Portfolio turnover rate (excluding
short-term securities)	71.05%	95.13%	117.12%	115.19%	69.57%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.

(b)
In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests.  Such indirect expenses are not included in the above reported expense ratios.

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Tax-Exempt	Year ended December 31,
Bond Fund	2010	2009	2008	2007	2006
Net asset value, beginning of year	$9.25	8.09	9.64	10.06	10.00
Income from investment operations:
Net investment income	0.47	0.47	0.46	0.46	0.43
Net realized and unrealized gains (losses)	(0.19)	1.16	(1.55)	(0.42)	0.06
Total from investment
operations	0.28	1.63	(1.09)	0.04	0.49
Less distributions:
Distributions from net
investment income	(0.47)	(0.47)	(0.46)	(0.46)	(0.43)
Distributions from net
realized gains	-	-	-	-	-
Total distributions	(0.47)	(0.47)	(0.46)	(0.46)	(0.43)
Net asset value, end of year	$9.06	9.25	8.09	9.64	10.06
Total return (a)	3.0%	20.6%	(11.8)%	0.6%	5.3%
Net assets, end of year
(000s omitted)	$516,202	542,394	370,848	337,395	283,745
Ratio of expenses, net of waivers,
to average net assets (b)	0.36%	0.36%	0.37%	0.38%	0.42%
Ratio of expenses, before waivers,
to average net assets (b)	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income,
net of waivers, to average net assets	5.00%	5.34%	5.03%	4.75%	4.66%
Ratio of net investment income,
before waivers, to average net assets	4.76%	5.10%	4.80%	4.53%	4.48%
Portfolio turnover rate (excluding
short-term securities)	28.95%	22.90%	32.20%	27.58%	40.20%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.

(b)
In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests.  Such indirect expenses are not included in the above reported expense ratios.

45

	Year ended December 31,	Period ended December 31,
International Fund	2010	2009 (c)(d)
Net asset value, beginning of period	$13.16	10.00
Income from investment operations:
Net investment income	0.23	0.19
Net realized and unrealized gains	1.27	3.35
Total from investment
operations	1.50	3.54
Less distributions:
Distributions from net
investment income	(0.23)	(0.18)
Distributions from net
realized gains	(0.10)	(0.20)
Total distributions	(0.33)	(0.38)
Net asset value, end of period	$14.33	13.16
Total return (a)	11.4%	35.5%
Net assets, end of period
(000s omitted)	$346,415	292,902
Ratio of expenses, net of waivers,
to average net assets (b)	0.80%	0.92%
Ratio of expenses, before waivers,
to average net assets (b)	1.00%	1.00%
Ratio of net investment income,
net of waivers, to average net assets (b)	1.77%	1.74%
Ratio of net investment income,
before waivers, to average net assets (b)	1.57%	1.66%
Portfolio turnover rate (excluding
short-term securities)	30.82%	35.33%

(a)
Total return figures are based on the change in net asset value of a share during the period and assume reinvestment of distributions at net asset value.  Total return is not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	Commenced investment operations on February 5, 2009.

(d)	Net investment income for the period ended was calculated using the average shares outstanding method.

46

Clearwater Investment Trust's Privacy Policy

At Clearwater, we are committed to protecting the privacy and security of the information you share with us. You trust us with your personal as well as financial information and we will honor that trust by handling your information carefully and using it only in your best interests. Because your personal and financial data is your private information, we hold ourselves to the highest standards in its safekeeping and use. Your information is used by us primarily to complete the transactions that you request.

This notice will help you understand the types of information we maintain and how we use it and safeguard it.

Information We Collect and Maintain

You provide us with personal non-public information when you open a Clearwater mutual fund account and when you request a transaction in one of the Clearwater funds. We collect this information from your account application, your transaction forms and information about your transactions which we obtain while servicing your account. This information may include:

·	Name and address.
·	Social Security or taxpayer identification number.
·	Account balance.
·	Investment activity and history.

What We Do With Your Personal Information

We do not sell information about current or former fund shareholders or their accounts to third parties. Nor do we share such information, except when needed to complete your transactions or as directed by you. Below are the details:

In order to complete your transactions or account changes that you direct it may be necessary to provide identifying information to companies, individuals, or groups that are not affiliated with Clearwater (for example, we may need to provide information about you to another financial institution if you transfer assets between Clearwater and that institution). In certain instances, we may contract with non-affiliated companies to perform services for us and, where necessary, disclose your information to them. (for example, Fiduciary Counselling, Inc., as transfer agent, maintains all shareholder records for the Clearwater Funds). In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. We also require these third parties to treat your private information with the same high degree of confidentiality that we do.

Lastly, we will release information about you only if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example, to prevent fraud or to comply with the anti-money laundering provisions of the USA Patriot Act of 2001).

How We Safeguard Your Personal Information

We restrict access to information about you to those Clearwater employees and agents who need to know the information to provide investment products or services to you. We maintain strict physical, electronic, and procedural safeguards to protect your personal information.

How You Can Help

For your protection, we recommend that you do not provide your account information to any unauthorized person. If you become aware of any suspicious activity relating to your account, please contact us immediately.

We Will Keep You Informed

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, but be assured that if we do change our policy, we will tell you promptly.

47

Clearwater Investment Trust

EXECUTIVE OFFICERS
G. H. Weyerhaeuser, Jr., CEO & Treasurer
Frederick T. Weyerhaeuser, Vice President & Secretary

INVESTMENT MANAGER
Clearwater Management Co., Inc.
2000 Wells Fargo Place
30 East 7th Street
St. Paul, MN  55101-4930

CUSTODIAN FOR CLEARWATER GROWTH FUND, CLEARWATER SMALL CAP FUND, CLEARWATER TAX-EXEMPT BOND FUND, CLEARWATER INTERNATIONAL FUND
The Northern Trust Company
50 LaSalle Street
Chicago, IL 60675

COUNSEL FOR THE FUNDS
Dechert LLP
200 Clarendon Street
27th Floor
Boston, MA  02116

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FUND ADMINISTRATOR AND ACCOUNTING SERVICES AGENT- GROWTH FUND, SMALL CAP FUND, TAX-EXEMPT BOND FUND, INTERNATIONAL FUND
The Northern Trust Company
50 LaSalle Street
Chicago, IL 60675

TRUSTEES
Lucy R. Jones
Laura E. Rasmussen
Charles W. Rasmussen
Frederick T. Weyerhaeuser
Justin H. Weyerhaeuser
George H. Weyerhaeuser, Jr.

CLEARWATER GROWTH FUND SUBADVISERS
Parametric Portfolio Associates
1151 Fairview Avenue N.
Seattle, WA 98109-4418

Heartland Advisors, Inc.
789 N. Water Street, Suite 500
Milwaukee, Wisconsin 53202
Knightsbridge Asset Management, LLC
660 Newport Center Drive, Suite 460
Newport Beach, California 92660
Osterweis Capital Management, LLC
One Maritime Plaza, Suite 800
San Francisco, California 94111

CLEARWATER SMALL CAP
FUND SUBADVISERS
Kennedy Capital Management Corp.
10829 Olive Boulevard
St. Louis, MO  63141-7739

Keeley Asset Management
401 South LaSalle Street, Suite 1201
Chicago, IL  60605

CLEARWATER TAX-EXEMPT
BOND FUND SUBADVISER
Sit Fixed Income Advisors II, L.L.C.
3300 IDS Center
80 South Eighth Street
Minneapolis, MN  55402

CLEARWATER INTERNATIONAL FUND SUBADVISERS
Parametric Portfolio Associates
1151 Fairview Avenue N.
Seattle, WA 98109-4418

AXA Rosenberg Investment
Management LLC
4 Orinda Way Bldg E
Orinda, CA 94563

Artisan Partners Limited Partnership
875 East Wisconsin Avenue, Suite 800
Milwaukee, WI 53202

Eagle Global Advisors, LLC
5847 San Felipe, Suite 930
Houston, TX 77057

48

TRANSFER AGENT AND SHAREHOLDER SERVICES Fiduciary Counselling, Inc. 2000 Wells Fargo Place 30 East 7th Street St. Paul, MN 55101-4930 (888) 228-0935

If someone makes a statement about the Funds that is not in this prospectus, you should not rely upon that information. The Funds are not offering to sell shares of the Funds to any person to whom the Funds may not lawfully sell their shares.

49

Clearwater Investment Trust

Clearwater Growth Fund
Clearwater Small Cap Fund
Clearwater Tax-Exempt Bond Fund
Clearwater International Fund

Additional Information About the Funds

Shareholder Reports. Annual and semiannual reports to shareholders provide additional information about the Funds' investments. These reports discuss the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

Statement of Additional Information. The SAI provides more detailed information about each Fund. It is incorporated by reference into (is legally a part of) this combined prospectus.

How to Obtain Additional Information.

You can make inquiries about the Funds or obtain shareholder reports or the SAI (without charge) by contacting the transfer agent, by calling (888)228-0935 or writing the Funds at 2000 Wells Fargo Place, 30 East 7th Street, St. Paul, Minnesota 55101-4930. The Funds do not have an Internet Web site.

You can also review and copy the Funds' shareholder reports, prospectus and SAI at the Commission's Public Reference Room in Washington, D.C. Information about the public reference room may be obtained by calling (202) 551-8090. Copies of these materials may be obtained, upon payment of a duplicating fee, by sending an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-1520. You can get the same reports and information free from the Commission's EDGAR Database on its internet web site at http://www.sec.gov.

(Investment Company Act file no. 811-05038)

50

April 30, 2011

CLEARWATER INVESTMENT TRUST
Clearwater Growth Fund - Ticker Symbol: QWVPX
Clearwater Small Cap Fund - Ticker Symbol: QWVOX
Clearwater Tax-Exempt Bond Fund - Ticker Symbol: QWVQX
Clearwater International Fund - Ticker Symbol: QCVAX

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus dated April 30, 2011 (the "Prospectus") of Clearwater Growth Fund ("Growth Fund"), Clearwater Small Cap Fund ("Small Cap Fund"), Clearwater Tax-Exempt Bond Fund ("Tax-Exempt Bond Fund"), and Clearwater International Fund ("International Fund").  A copy of the Prospectus can be obtained free of charge by calling Fiduciary Counselling, Inc. at (888) 228-0935 or by written request to Fiduciary Counselling, Inc. at 2000 Wells Fargo Place, 30 East 7th Street, St. Paul, Minnesota 55101-4930 (Attention: Clearwater Investment Trust). The most recent annual report to shareholders accompanies this SAI and is incorporated herein.

CONTENTS

INVESTMENT OBJECTIVES AND POLICIES	2
RISK FACTORS	10
INVESTMENT RESTRICTIONS	21
PORTFOLIO TURNOVER	23
DISCLOSURE OF PORTFOLIO HOLDINGS	23
BROKERAGE	24
MANAGEMENT, ADVISORY AND OTHER SERVICES	25
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS	33
EXECUTIVE OFFICERS AND TRUSTEES	44
NET ASSET VALUE	49
HOW ARE SHARES PURCHASED?	49
EXCHANGE OF SHARES	50
HOW ARE SHARES REDEEMED?	51
TAXES	51
MORE INFORMATION ABOUT THE FUNDS	59
FINANCIAL STATEMENTS	60
APPENDIX A - DESCRIPTION OF RATINGS	A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES	B-1

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A
PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR
ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

INVESTMENT OBJECTIVES AND POLICIES

General. Growth Fund, International Fund, Small Cap Fund and Tax-Exempt Bond Fund (each, a "Fund" and collectively, the "Funds" or the "Clearwater Funds") are each separate, diversified investment portfolios of the Clearwater Investment Trust (the "Trust"), an open-end, management investment company organized as a Massachusetts business trust on January 12, 1987 under the laws of the Commonwealth of Massachusetts. The combined prospectus of Growth Fund, International Fund, Small Cap Fund and Tax-Exempt Bond Fund dated April 30, 2011, identifies the investment objectives and principal investment policies of the Funds.

Under normal circumstances, Growth Fund will invest approximately 60% of its assets in the common stocks of companies represented in the Russell 1000 Index. The Growth Fund may invest in certain short-term fixed income securities such as cash equivalents, although cash and cash equivalents are normally expected to represent less than 1% of the Growth Fund's total assets.  Under normal market conditions, International Fund expects to invests at least 80% of its total assets in equity securities of companies organized or located outside the United States and doing a substantial amount of business outside the United States.  Under normal market conditions, Small Cap Fund invests at least 80% of its total assets in equity and fixed income securities of companies that have total equity market capitalizations no greater than the range of capitalizations of companies contained in the Russell 2000 Index. Under normal circumstances, Tax-Exempt Bond Fund invests at least 80% of its total assets, tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories and possessions and the District of Columbia.

Other policies of the Funds are set forth below.

EQUITY SECURITIES (each Fund)

Each of Growth Fund's, International Fund's and Small Cap Fund's portfolio of equity securities may consist of common and preferred stocks that trade on national securities exchanges or are quoted on the National Association of Securities Dealers' NASDAQ National Market and either have the potential for capital appreciation or pay dividends or both, as well as securities convertible into such common or preferred stocks. Tax-Exempt Bond Fund's investment in equity securities will be limited to other open-end and closed-end tax-exempt investment companies.

Common Stocks. Each of Growth Fund, International Fund and Small Cap Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stocks and Convertible Securities. Each of Growth Fund, International Fund and Small Cap Fund may invest in convertible debt and preferred stocks. Convertible debt securities and preferred stock entitle the holder to acquire the issuer's stock by exchange or purchase at a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

Warrants. Each of Growth Fund, International Fund and Small Cap Fund may invest in warrants. Warrants acquired entitle a Fund to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Each of Growth Fund, International Fund and Small Cap Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

Foreign Securities. Each of Growth Fund and Small Cap Fund may invest up to 25% of its total assets in equity and fixed income securities of foreign issuers from developed and developing countries throughout the world. Growth Fund may invest in foreign securities. International Fund expects to invest 80% of its total assets in equity securities of foreign issuers from developed and developing countries. Changes in foreign currency exchange rates will affect the value of foreign securities that are denominated in foreign currencies and investment in such securities may result in higher expenses due to costs associated with converting U.S. dollars to foreign currencies.

FIXED INCOME SECURITIES (each Fund)

Corporate Debt Obligations (Growth Fund and Small Cap Fund only). Growth Fund and Small Cap Fund each may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Small Cap Fund may invest in long-term fixed income securities (with maturities exceeding ten years) and intermediate-term fixed income securities (with maturities ranging from one to ten years) and each Fund may invest in short-term fixed income securities (with maturities of less than one year). Growth Fund invests in short-term fixed income securities primarily for temporary defensive purposes. Because fixed income securities tend to decrease in value when interest rates rise and increase in value when interest rates fall, each Fund's performance may be affected by its subadviser's ability to anticipate and respond to fluctuations in market interest rates.

In order to reduce the risk of nonpayment of principal or interest on fixed income securities, each Fund will invest in such securities only if they are rated, at the time of investment, BBB or better by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or better by Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined to be of equivalent quality by the subadviser (i.e., investment grade). Fixed income securities in the lowest investment grade category (i.e., BBB or Baa) may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Neither Fund is required to dispose of securities whose ratings drop below investment grade, but a Fund may do so if considered appropriate by its portfolio subadviser. See Appendix A for a description of the corporate bond ratings assigned by Moody's and Standard & Poor's.

U.S. Government Securities. U.S. Government securities in which each Fund may invest include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and dates of issuance and include U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations of varying maturities issued or guaranteed by agencies or instrumentalities of the U.S. Government. Although the payment when due of interest and principal on U.S. Treasury securities is backed by the full faith and credit of the United States, such guarantee does not extend to the market value of such securities and, accordingly, each Fund's investments in such securities will cause its net asset value to fluctuate.

MUNICIPAL OBLIGATIONS (Tax-Exempt Bond Fund only)

Tax-Exempt Bond Fund invests primarily in municipal securities. The yields on municipal securities are dependent on a variety of factors, including the general level of interest rates, the financial condition of the issuer, general conditions of the tax-exempt securities market, the size of the issue, the maturity of the obligation and the rating of the issue. Ratings are general, and not absolute, standards of quality. Consequently, securities of the same maturity, interest rate and rating may have different yields, while securities of the same maturity and interest rate with different ratings may have the same yield.

Certain types of municipal bonds known as private activity bonds are issued to obtain funding for privately operated facilities. Under current tax law, the Fund's distribution (as an exempt-interest dividend) of interest income earned by the Fund from certain private activity bonds is an item of tax preference for a shareholder that is subject to the alternative minimum tax. In addition, exempt-interest dividends may increase a corporate shareholder's alternative minimum tax.

Municipal securities in which the Fund invests include securities that are issued by a state or its agencies, instrumentalities, municipalities and political subdivisions, or by territories or possessions of the United States. Tax-exempt municipal securities include municipal bonds, municipal notes, municipal commercial paper and municipal leases.

Municipal Bonds. Municipal bonds generally have maturities at the time of issuance ranging from one to thirty years, or more. Municipal bonds are issued to raise money for various public purposes. The two principal types of municipal bonds are general obligation bonds and revenue bonds. The Fund may invest in both in any proportion. General obligation bonds are secured by the full faith, credit and taxing power of the issuing municipality and not from any particular fund or revenue source. Revenue bonds are not backed by the municipality's general taxing power but by the revenues derived from a facility or class of facilities or from the proceeds of a special excise or other specific revenue source.

Municipal Notes. Municipal notes generally mature in three months to three years.

Municipal Commercial Paper. Municipal commercial paper generally matures in one year or less.

Municipal Leases. Tax-Exempt Bond Fund may invest up to 25% of its net assets in municipal lease obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal leases may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation certificate in any of the above. In determining leases in which the Fund will invest, the subadviser will carefully evaluate the outstanding credit rating of the issuer (and the probable secondary market acceptance of such credit rating). Additionally, the subadviser may require that certain municipal lease obligations be issued or backed by a letter of credit or put arrangement with an independent financial institution.

Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. The constitutions and statutes of all states contain requirements that the state or a municipality must meet to incur debt. These often include voter referendum, interest rate limits and public sale requirements. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "nonappropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

In addition to the "nonappropriation" risk, municipal leases have additional risk aspects because they do not have the depth of marketability associated with conventional bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of non-appropriation or foreclosure might, in some cases, prove difficult. In addition, in certain instances the tax-exempt status of the obligations will not be subject to the legal opinion of a nationally recognized "bond counsel," as is customarily required in larger issues of municipal securities.

Municipal lease obligations, except in certain circumstances, are considered illiquid by the staff of the Securities and Exchange Commission ("Commission"). Municipal lease obligations held by the Fund will be treated as illiquid unless they are determined to be liquid pursuant to guidelines established by the Fund's Board of Trustees. Under these guidelines, the subadviser will consider factors including, but not limited to 1) whether the lease can be canceled, 2) what assurance there is that the assets represented by the lease can be sold, 3) the issuer's general credit strength (e.g. its debt, administrative, economic and financial characteristics), 4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g. the potential for an "event of non-appropriation"), and 5) the legal recourse in the event of failure to appropriate.

Housing Authority Bonds. Tax-Exempt Bond Fund may invest without limitation in obligations of municipal housing authorities, which include both single family and multifamily mortgage revenue bonds. Weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on multifamily housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations. Mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period of time.

The exclusion from gross income for U.S. federal income tax purposes of the interest on certain housing authority bonds depends on qualification under relevant provisions of the Internal Revenue Code of 1986, as amended (the "Tax Code") and on other provisions of federal law. These provisions of federal law contain certain ongoing requirements relating to the cost and location of the residences financed with the proceeds of the single family mortgage bonds and the income levels of occupants of the housing units financed with the proceeds of the single and multifamily housing bonds. While the issuers of the bonds, and other parties, including the originators and servicers of the single family mortgages and the owners of the rental projects financed with the multifamily housing bonds, covenant to meet these ongoing requirements and generally agree to institute procedures designed to insure that these requirements are met, there can be no assurance that these ongoing requirements will be consistently met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively from the date of issuance, thereby reducing the value of the bonds, subjecting shareholders to unanticipated tax liabilities and possibly requiring the Fund to sell the bonds at the reduced value. Furthermore, any failure to meet these ongoing requirements might not constitute an event of default under the applicable mortgage, which might otherwise permit the holder to accelerate payment of the bond or require the issuer to redeem the bond. In any event, where the mortgage is insured by the Federal Housing Administration ("FHA"), the consent of the FHA may be required before insurance proceeds would become payable to redeem the mortgage subsidy bonds.

Industrial Development Revenue Bonds. Tax-Exempt Bond Fund may invest in industrial development revenue bonds. Industrial development revenue bonds are backed by the user of the facilities and the specific revenues of the project to be financed. The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities or the credit standing of a third-party guarantor or other credit enhancement participant, if any.

Zero Coupon Securities. Tax-Exempt Bond Fund may invest in zero coupon securities. Such securities are debt obligations, which do not entitle the holder to periodic interest payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity of the security approaches and this accretion (adjusted for amortization) is recognized as interest income. Zero coupon securities can be sold prior to their due date in the secondary market at the then-prevailing market value which depends primarily on the time remaining to maturity, prevailing levels of interest rates and the perceived credit quality of the issuer. The market prices of zero coupon securities are more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree to fluctuations in interest rates than do such non-zero coupon securities.

DERIVATIVES

Options on Securities and Securities Indices (each Fund). Growth Fund may write (sell) covered call and put options and purchase call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. Growth Fund's use of derivatives will be limited by its intention to generally avoid realizing taxable gains.

Small Cap Fund may write (sell) covered call options in standard contracts traded on national securities exchanges or those which may be traded over-the-counter ("OTC") and quoted in a NASDAQ market, provided that Small Cap Fund continues to own the securities covering each call until the call has been exercised or has expired, or until Small Cap Fund has purchased a closing call to offset its obligations to deliver securities pursuant to the call it has written.

Growth Fund, International Fund and Small Cap Fund may not write covered call options on more than 25% of the market value of any single portfolio security. In addition, none of the Funds has a present intention of writing covered call options on portfolio securities with an aggregate market value exceeding 5% of such Fund's net assets.

Tax-Exempt Bond Fund may purchase and sell exchange traded put and call options on debt securities of an amount up to 5% of its net assets for the purpose of hedging. The Tax-Exempt Bond Fund may, from time to time, write exchange-traded call options on debt securities, but the Fund will not write put options. A put option (sometimes called a standby commitment) gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price during the term of the option. The writer of the put option receives the premium and has the obligation to buy the underlying securities upon exercise at the exercise price during the option period. A call option (sometimes called a reverse standby commitment) gives the purchaser of the option, in return for a premium, the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option receives the premium and has the obligation at the exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. A principal risk of standby commitments is that the writer of a commitment may default on its obligation to repurchase or deliver the securities.

Futures Contracts and Options on Futures Contracts (Growth Fund, International and Tax-Exempt Bond Fund). To the extent the Funds intend to engage in futures activities, the Funds and their operators intend to rely on an exclusion from registration as a "commodity pool operator" pursuant to Rule 4.5 of the Commodities Futures Trading Commission ("CFTC"), which excludes certain otherwise regulated entities that have made the appropriate notice filing with the National Futures Association from CFTC regulation. To seek to increased total return or to hedge against changes in interest rates or securities prices, Growth Fund and International Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Growth Fund and International Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities and securities indices. The Growth Fund and International Fund may engage in futures and related options transactions for hedging purposes or to seek to increase total return to the extent permitted by CFTC regulations. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations.

Tax-Exempt Bond Fund may invest in interest rate futures contracts, interstate index futures contracts and may buy options on such contracts for the purpose of hedging its portfolio of fixed income securities (and not for speculative purposes) against the adverse effects of anticipated movements in interest rates.

An interest rate futures contract is an agreement to purchase or deliver an agreed amount of debt securities in the future for a stated price on a certain date. The Fund may use interest rate futures solely as a defense or hedge against anticipated interest rate changes and not for speculation. The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling debt securities with long maturities and investing in debt securities with short maturities when interest rates are expected to increase, or conversely, selling short-term debt securities and investing in long-term debt securities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, such protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

Tax-Exempt Bond Fund may purchase and sell put and call options and options on interest rate futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in interest rates, and will enter into closing transactions with respect to such options to terminate existing positions. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. Options on interest rate futures contracts are similar to options on securities, which give the purchaser the right, in return for the premium paid, to purchase or sell securities.

A call option gives the purchaser of such option the right to buy, and obliges its writer to sell, a specified underlying futures contract at a stated exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the interest rate futures contract on the expiration date. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset values of the Fund.

Purchase of Put Options on Futures Contracts. Tax-Exempt Bond Fund may purchase put options on futures contracts if the subadviser anticipates a rise in interest rates. Because the value of an interest rate or municipal bond index futures contract moves inversely in relation to changes in interest rates, a put option on such a contract becomes more valuable as interest rates rise. By purchasing put options on futures contracts at a time when the subadviser expects interest rates to rise, the Fund will seek to realize a profit to offset the loss in value of its portfolio securities, which is a form of hedging.

Purchase of Call Options on Futures Contracts. Tax-Exempt Bond Fund may purchase call options on futures contracts if the subadviser anticipates a decline in interest rates. The purchase of a call option on an interest rate or index futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. Because the value of an interest rate or index futures contract moves inversely in relation to changes to interest rates, a call option on such a contract becomes more valuable as interest rates decline. The Fund will purchase a call option on a futures contract to hedge against a decline in interest rates in a market advance when the Fund is holding cash. The Fund can take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market is stabilized. At that time, the options can be liquidated and the Fund's cash can be used to buy long-term securities.

Swap Agreements (Tax-Exempt Bond Fund only). Tax-Exempt Bond Fund may enter into swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors in which two parties agree to exchange the returns (or differential rates of return) earned or realized on particular predetermined investments or instruments.

The Fund may enter into swap agreements for purposes of attempting to obtain a particular investment return at a lower cost to the Fund than if the Fund had invested directly in an instrument that provided that desired return.  Even a small investment in a swap can have a big impact on the Fund's market exposure.  The Fund bears the risk of default by its swap counterparty and may not be able to terminate its obligations under the agreement when it is most advantageous to do so. In addition, certain tax aspects of swap agreements are not entirely clear and their use, therefore, may be limited by the requirements relating to the qualification of the Fund as a regulated investment company under the Tax Code.

OTHER INVESTMENT TECHNIQUES

Repurchase Agreements (each Fund). In order to earn income for periods as short as overnight, each Fund may enter into repurchase agreements with commercial and investment banks that furnish collateral at least equal in value or market price to the amount of their repurchase obligations. Under a repurchase agreement, a Fund acquires a money market instrument (generally a U.S. Government security) which is subject to resale by the Fund on a specified date (within one week) at a specified price (which price reflects an agreed-upon interest rate effective for the period of time the Fund holds the investment and is unrelated to the interest rate on the instrument). Repurchase agreements entered into by a Fund will be fully collateralized by obligations with a market value, monitored daily by the portfolio manager, of not less than 100% of the obligation plus accrued interest. Collateral will be held in a segregated, safekeeping account for the benefit of the Fund. The staff of the Commission has taken the position that repurchase agreements of more than seven days' duration are illiquid securities.

Lending of Portfolio Securities (Growth Fund and Small Cap Fund only). Both Growth Fund and Small Cap Fund may earn additional income by lending portfolio securities to broker/dealers that are members of the New York Stock Exchange (the "NYSE") and other financial institutions under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or United States Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. However, neither Fund will make loans of portfolio securities that represent more than 5% of its net assets. A Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also will receive compensation based on investment of the collateral. A Fund will not, however, have the right to vote any securities having voting rights during the existence of the loan, but will attempt to call the loan in anticipation of an important vote to be taken among holders of the securities or of an opportunity to give or withhold consent on a material matter affecting the investment.

Temporary Defensive Investments (each Fund). When in the judgment of its subadviser adverse market conditions warrant, each Fund may adopt a temporary defensive position by investing up to 100% of its assets in cash, repurchase agreements and money market instruments, including short-term U.S. Government securities, bankers' acceptances, commercial paper rated at least A3 by Standard & Poor's, Prime by Moody's or, if not rated, determined to be of equivalent quality by the Fund's subadviser.

Short Sales Against the Box (each Fund). Each Fund may engage in short sales against the box. In a short sale against the box, the Fund sells a security that it borrows from a securities lender while either contemporaneously owning the security or having the right to acquire the security at no extra cost. If the price of the security has declined at the time the Fund repays the loan with the security it owns, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will realize a loss.

When-Issued Securities (each Fund). Each Fund may purchase securities on a when-issued basis and may purchase or sell securities on a delayed delivery basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery.

RISK FACTORS

Market Risk (each Fund). The price of equity securities may fluctuate quickly and unpredictably.  Securities sometimes decline in value due to general market or economic conditions and/or real or perceived factors affecting specific industries or companies.  These factors may include corporate earnings outlooks, changes in interest rates, investor sentiment, or industry competitive conditions.  Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline, and also generally are more volatile than fixed income markets.  The price of fixed income securities may fluctuate quickly and unpredictably.  Securities sometimes decline in value due to general market or economic conditions.  These factors may include government economic outlooks, changes in interest rates, investor sentiment, or changes in government or tax policy.

Issuer Risk (each Fund).  The value of an individual security may decline for any number of reasons related to the specific issuer, such as financial strength, consumer demand and company performance.

Small and Microcap Company Risk (Growth, Small Cap and International Funds).  Compared to large companies, small companies, and the market for their common stocks are likely to be more sensitive to changes in the economy, corporate earnings and investor expectations and therefore may experience sharper swings in market value.  These securities may also be harder to sell at the times and prices that the Fund thinks are appropriate.  The risks of investing in small companies can be intensified when investing in microcap companies.

Credit Risk (Tax-Exempt Bond Fund). The Fund could lose money if the issuers or guarantors of securities owned by the Fund default on the payment of principal or interest, or on other obligations to the Fund.  The revenue bonds in which the Fund invests may entail greater credit risk than the Fund's investments in general obligation bonds. In particular, weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for the payment of principal and interest on certain multi-family housing authority bonds.  Municipal bonds are subject to the risk that political events, local business or economic conditions could have a significant effect on an issuer's ability to make payments of principal and/or interest.  A security's credit rating may reflect its degree of inherent credit risk.  The value of tax exempt fixed income securities may also be adversely affected by future changes in federal or state income tax laws.

Interest Rate Risk (Tax-Exempt Bond Fund). Interest rate risk is the risk that a fixed income security will lose value because of changes in interest rates.  An increase in interest rates may lower the Fund's value and the overall return on your investment.   The Fund is also subject to call or prepayment risk when, generally as a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying securities owned by the Fund. The proceeds received by the Fund from prepayments will likely be reinvested at interest rates lower than the original investment, thus resulting in a reduction of income to the Fund. Conversely, rising interest rates could reduce prepayments and extend the life of securities with lower interest rates, which may increase the sensitivity of the Fund's value to rising interest rates.

Foreign Securities (Growth Fund, Small Cap Fund, International Fund). Changes in foreign currency exchange rates will affect the value of foreign securities that are denominated in foreign currencies and investment in such securities may result in higher expenses due to costs associated with converting U.S. dollars to foreign currencies. Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by U.S. corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the U.S.

In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

Fixed Income Securities (each Fund). Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Each Fund's investments in zero-coupon, stripped or certain other fixed income securities with original issue discount (or market discount if an election is made to take market discount into account annually) could require the Fund to sell certain of its portfolio securities in order to generate sufficient cash to satisfy certain income distribution requirements.

High Yield Securities (Tax-Exempt Bond Fund only). Tax-Exempt Bond Fund may invest up to 30% of its assets in securities rated below investment-grade. Securities rated below investment-grade are referred to as high yield securities or "junk bonds." Junk bonds are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of junk bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of junk bonds may be more likely to experience financial stress, especially if such issuers are highly leveraged. In addition, the market for junk bonds is relatively new and has not weathered a major economic recession, and it is unknown what effects such a recession might have on such securities. During such periods, such issuers may not have sufficient cash flows to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of junk bonds because such securities may be unsecured and may be subordinated to the creditors of the issuer. While most of the junk bonds in which the Funds may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs. Junk bonds frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call was exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

Junk bonds tend to be more volatile than higher-rated fixed income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher-rated fixed income securities. Factors adversely affecting the market value of such securities are likely to affect adversely the Fund's net asset value. Like higher-rated fixed income securities, junk bonds generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the junk bond market, which may be less liquid than the market for higher-rated fixed income securities, even under normal economic conditions. Also there may be significant disparities in the prices quoted for junk bonds by various dealers. Adverse economic conditions and investor perceptions thereof (whether or not based on economic fundamentals) may impair the liquidity of this market and may cause the prices the Fund receives for its junk bonds to be reduced. In addition, the Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Under such conditions, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market. In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

Multi-manager risk (Growth, Small Cap and International Fund).  Because each subadviser makes investment decisions independently, it is possible that the security selection process of the subadvisers may not complement one another. As a result, the Fund's exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund were managed by a single subadviser. It is possible that one or more of the subadvisers may, at any time, take positions that may be opposite of positions taken by other subadvisers. In such cases, the Fund will incur brokerage and other transaction costs, without accomplishing any net investment results. Subadvisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security's cost. The multi-manager approach could increase the Fund's portfolio turnover rate which may result in higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher brokerage commissions and other transaction costs. The subadvisers selected may underperform the market generally or other subadvisers that could have been selected for the Fund.

Information risk (Growth and International Fund). Non-U.S. companies may not be subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements applicable to U.S. companies.  As a result, less information may be available to investors concerning non-U.S. investors.

Tax sensitivity risk (Growth and International Fund).  A Fund's tax sensitivity may provide a lower return before consideration of federal income tax consequences than other mutual funds that are not tax-sensitive, and at times it may be impossible for the Fund to implement the tax sensitive strategy.

Investment Style Risk (Growth, Small Cap and International Fund).
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Value risk.  To the extent a Fund subadviser employs a value style strategy, that portion of the Fund's assets is subject to the possibility that value stocks may fall out of favor or perform poorly relative to other types of investments.  With value investing, there is the risk that the market will not recognize that the securities selected are undervalued and they might not appreciate in value in the way the subadviser anticipates.

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Growth risk.  To the extent a Fund subadviser employs a growth style strategy, that portion of the Fund's assets is subject to the possibility that these stocks can have relatively high valuations.  Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.  Growth investing does not guarantee a profit or eliminate risk.  The stocks of these companies can have relatively high valuations.

Derivative Instruments (each Fund). In accordance with its investment policies, each Fund may invest in certain derivative instruments, which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by a Fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every Fund investment also involves a risk that the subadviser's expectations will be wrong. Transactions in derivative instruments often enable a Fund to take investment positions that more precisely reflect the subadviser's expectations concerning the future performance of the various investments available to the Fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.

Derivative contracts include options, futures contracts, forward contracts, forward commitments and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. The following are the principal risks associated with derivative instruments.

Market risk: Market risk is the risk that the instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

Leverage and associated price volatility: Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

Credit risk: The issuer of the instrument may default on its obligations under the contract.

Liquidity and valuation risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the Funds are not readily marketable and are subject to a Fund's restrictions on illiquid investments.

Correlation risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for a Fund is reviewed and analyzed by the Fund's subadviser to assess the risk and reward of each such instrument in relation to the Fund's investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the Fund and its shareholders.

Options on Securities and Securities Indices (each Fund). The writing and purchase of options is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the subadviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the subadviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the subadviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions.

As the writer of a call option, a Fund receives a premium less commission and, in exchange, forgoes the opportunity to profit from increases in the market value of the security covering the call above the sum of the premium and the exercise price of the option during the life of the option. The purchaser of such a call has the ability to purchase the security from the Fund's portfolio at the option price at any time during the life of the option. Portfolio securities on which options may be written are purchased solely on the basis of investment considerations consistent with the Fund's investment objectives.

Futures Contracts and Options on Futures Contracts (each Fund). While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in securities prices may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and the portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the subadviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

Repurchase Agreements (each Fund). If the other party or "seller" defaults on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in such event, a Fund could suffer a loss of interest on or principal of the security and could incur costs associated with delay and enforcement of the repurchase agreement.

Lending of Portfolio Securities (Growth Fund and Small Cap Fund only). Lending portfolio securities involves risk of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower fail financially. Loans of portfolio securities will be made only to borrowers that have been approved in advance by the trust's Board of Trustees. The Board of Trustees will monitor the creditworthiness of such firms on a continuing basis. At no time will the value of securities loaned by any Fund exceed 33% of the value of such Fund's total assets. The Funds have no current intention to loan securities in excess of 5% of the Funds' total assets.

When-Issued Securities (each Fund). There may be a risk of loss to a Fund that engages in these transactions if the value of the security declines prior to the settlement date.

FURTHER INFORMATION CONCERNING INTERNATIONAL FUND

Foreign Currency Transactions. The International Fund may invest in securities which are purchased and sold in foreign currencies as a principal investment strategy. The value of the International Fund's assets as measured in U.S. dollars therefore may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The International Fund also will incur costs in converting U.S. dollars to local currencies, and vice versa. The International Fund therefore may enter into foreign currency transactions as a principal investment strategy.

The International Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell an amount of a specific currency at a specific price on a future date agreed upon by the parties. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

The International Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. The International Fund may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date the International Fund contracts to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment made in a foreign currency. The International Fund also may engage in "portfolio hedging" to protect against a decline in the value of its portfolio securities as measured in U.S. dollars which could result from changes in exchange rates between the U.S. dollar and the foreign currencies in which the portfolio securities are purchased and sold. The International Fund also may hedge foreign currency exchange rate risk by engaging in currency futures and options transactions.

Although a foreign currency hedge may be effective in protecting the International Fund from losses resulting from unfavorable changes in exchanges rates between the U.S. dollar and foreign currencies, it also would limit the gains which might be realized by the International Fund from favorable changes in exchange rates. The Advisor's decision whether to enter into currency hedging transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a hedging strategy, if undertaken, would be successful. To the extent that the Advisor's view regarding future exchange rates proves to have been incorrect, the International Fund may realize losses on its foreign currency transactions.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The International Fund will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency. The International Fund will comply with applicable SEC positions requiring it to segregate assets to cover its commitments with respect to such contracts. The International Fund generally will not enter into a forward contract with a term longer than one year.

Foreign Currency Futures Transactions. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of its financial futures transactions, the International Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the International Fund may be able to achieve many of the same objectives as through investing in forward foreign currency exchange contracts.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect the International Fund against an adverse movement in the value of a foreign currency, it would limit the gain which might result from a favorable movement in the value of the currency. For example, if the International Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the International Fund's gain would be offset in part by the premium paid for the option. Similarly, if the International Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the International Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the International Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

Emerging Markets. The International Fund may invest up to 20% of its net assets in securities issued by governmental and corporate issuers that are located in emerging market countries. Investments in securities of issuers in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the International Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries.

Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain (particularly Eastern European) countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of such countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the International Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in many developing countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to International Fund shareholders.

Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Authoritarian governments in certain countries may require that a governmental or quasi-governmental authority act as custodian of the International Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the International Fund's cash and securities, the International Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

Depositary Receipts. The International Fund's investments in foreign securities may include investment in depositary receipts, including American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, the International Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs.  The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The International Fund also may invest in EDRs, GDRs, and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets and are not necessarily denominated in the currency of the underlying security.

Certain depositary receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

Foreign Securities Exchanges.  Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the International Fund is uninvested. In addition, settlement problems could cause the International Fund to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for the International Fund to obtain or to enforce a judgment against the issuer.

Participation Certificates.  The International Fund may invest up to 10% of its assets measured at the time of purchase in equity-linked securities (called "participation certificates" in this SAI but may be called different names by issuers).  Participation certificates are typically privately placed securities that have not been registered for sale under the Securities Act of 1933, as amended (the "1933 Act").  Pursuant to Rule 144A under the 1933 Act, participation certificates are eligible for purchase or sale to certain qualified institutional buyers.  In a typical transaction, the International Fund would buy a participation certificate from a bank or broker-dealer (the "counterparty") that would entitle the International Fund to a return measured by the change in value of an identified underlying security.  The International Fund may also invest in a participation certificate in which a basket of equity securities serves as the underlying reference security for determining the value of the participation certificate.  The purchase price of the participation certificate is based on the market price of the underlying security at the time of purchase, converted into U.S. dollars, plus transaction costs.  The counterparty may, but is not required to, purchase the shares of the underlying security to hedge its obligation.  When the participation certificate expires or the International Fund exercises the participation certificate and closes its position, the International Fund receives a payment that is based upon the then-current value of the underlying security converted into U.S. dollars, less transaction costs.

There are risks associated with participation certificates.  The price, performance and liquidity of the participation certificate are all linked directly to the underlying security.  The International Fund's ability to redeem or exercise a participation certificate generally is dependent on the liquidity in the local trading market for the security underlying the participation certificate.  If the International Fund invests in a participation certificate, it will bear the full counterparty risk with respect to the issuing counterparty.  Counterparty risk is the risk that the issuing counterparty will not fulfill its contractual obligation to timely pay the International Fund the amount owed under the participation certificate.  A participation certificate is a general unsecured contractual obligation of the issuing counterparty.  The International Fund has no rights under a participation certificate against the issuer of the securities underlying the participation certificate and so is dependent on the creditworthiness of the counterparty.  The International Fund attempts to mitigate that risk by purchasing only from issuers with investment grade credit ratings.  Participation certificates also may have a longer settlement period than the underlying shares and during that time the International Fund's assets could not be deployed elsewhere.  The issuers of participation certificates may be deemed to be brokers, dealers or engaged in the business of underwriting as defined in the 1940 Act.  As a result, the International Fund's investment in participation certificates issued by a particular institution may be limited by certain investment restrictions contained in the 1940 Act.

Rule 144A Securities.  The International Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A ("Rule 144A securities") under the 1933 Act.  Rule 144A permits certain qualified institutional buyers, including investment companies that own and invest at least $100 million in securities, to trade in privately placed securities that have not been registered for sale under the 1933 Act.  The International Fund may purchase Rule 144A securities, including participation certificates, that are privately placed in the United States.  Most of the securities purchased by the International Fund under Rule 144A are then typically freely tradable outside the U.S. either on a non-U.S. securities exchange or over-the-counter. Participation certificates are as tradable as their underlying securities.

Artisan Partners, in conjunction with the Investment Manager as appropriate and under the supervision of the Funds' Board of Trustees, may consider whether Rule 144A securities are illiquid and thus subject to the International Fund's restriction on investing no more than 10% of its net assets in illiquid securities.  In making a determination of whether a Rule 144A security is liquid or not, Artisan Partners will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security.  In addition, Artisan Partners could consider: (1) the frequency of trades and quotes for the specific security, (2) the number of dealers willing to purchase or sell such security and the number of other potential purchasers, (3) any dealer undertaking to make a market in such security, (4) the nature of such security and the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transferring such securities), (5) whether the security trades freely in a non-U.S. market or markets; and (6) other factors, if any, which Artisan Partners deems relevant to determining the existence of a trading market for such security.  The liquidity of Rule 144A securities that have been determined to be liquid would be monitored and, if as a result of changed conditions, Artisan Partners determined that a Rule 144A security is no longer liquid, the International Fund's holdings of illiquid securities would be reviewed by the Investment Manager to determine what steps, if any, are required to assure that the International Fund does not invest more than 10% of its net assets in illiquid securities.  Investing in Rule 144A securities could have the effect of increasing the amount of the International Fund's assets invested in illiquid securities if such securities are not freely tradable outside the U.S. and qualified institutional buyers are unwilling to purchase such securities.

Investment restriction risk.  Some countries restrict foreign investments in their securities markets.  In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. Each Fund has adopted certain fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of that Fund's outstanding voting securities which, as used in the Prospectus and the SAI, means approval of the lesser of (1) the holders of 67% or more of the shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares.

A Fund may not:

(1)
Invest more than 5% of its assets in commodities or commodity contracts, except that each Fund may invest without regard to the 5% limitation in interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments, options on such futures contracts, forward commitments, securities index put and call warrants and repurchase agreements entered into in accordance with the Fund's investment policies;

(2)	Underwrite any issue of securities;

(3)	Make loans to any person except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements, or (c) lending portfolio securities;

(4)	Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

(5)
Borrow money, except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation, or issue senior securities, except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act");

(6)
Invest more than 25% of its total assets in securities of issuers in a particular industry or group of industries except that this limitation does not apply to (i) obligations of the U.S. Government or any of its agencies or instrumentalities (i.e., U.S. Government securities), or (ii) Clearwater Growth Fund to the extent that the investment manager or subadviser determines that investment without regard to the stated limits is necessary in order for the applicable portion of the Fund to pursue its policy of tracking the Russell 1000 Index or any substitute index;

(7)
With respect to 75% of its total assets, purchase any security (other than U.S. Government securities) if, immediately after and as a result of such purchase, (a) more than 5% of the value of the Fund's total assets would be invested in securities of the issuer or (b) the Fund would hold more than 10% of the voting securities of the issuer.

Nonfundamental Investment Restrictions. The following investment restrictions are designated as nonfundamental and may be changed by the Trust's Board of Trustees without the approval of the shareholders.

A Fund may not:

(1)
Buy or sell real estate in the ordinary course of its business; provided, however, that the Fund may (i) invest in readily marketable debt securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein and (ii) hold and sell real estate acquired as the result of its ownership of securities;

(2)	Invest in companies for the purpose of exercising control or management;

(3)
Purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities; or

(4)	Sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

As a non-fundamental policy, Small Cap Fund will not, under normal circumstances, invest less than 80% of its assets at the time of investment in the equity securities of small companies. The Fund defines "small companies" as issuers with market capitalizations no greater than the range of capitalizations of the companies included in the Russell 2000 Index at the time of investment.

As a non-fundamental policy, Tax-Exempt Bond Fund will not invest more than 25% of its assets in revenue bonds payable only from revenues derived from facilities or projects within a single industry; however, because other appropriate available investments may be in limited supply, the industry limitation does not apply to housing authority obligations or securities issued by governments or political subdivisions of governments. Appropriate available investments may be in limited supply from time to time in the opinion of the subadviser due to the Fund's investment policy of investing primarily in "investment grade" securities.

As a non-fundamental policy, under normal market circumstances, the International Fund will not invest less than 80% of the value of its net assets in equity securities of companies organized or located outside the United States and doing a substantial amount of business outside the United States.

PORTFOLIO TURNOVER

Although none of the Funds purchase and sell securities for short-term profits, each Fund will sell portfolio securities without regard to the time they have been held whenever such action seems advisable. Small Cap Fund pursues the policy of selling that security in its portfolio, which seems the least attractive security owned whenever it is desired to obtain funds not otherwise available for the purchase of a security that is considered more attractive. The resulting rate of portfolio turnover is not a consideration. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs, which must be borne by a Fund and its shareholders. Growth Fund, Small Cap Fund and Tax-Exempt Bond Fund and International Fund did not experience any significant variation in their portfolio turnover rates over the two most recently completed fiscal years.

DISCLOSURE OF PORTFOLIO HOLDINGS

A complete schedule of each fund's portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, on Form N-Q.  These shareholder reports and Form N-Q filings are filed with the SEC and are generally available within sixty (60) days of the end of the Funds' fiscal quarter on the SEC website.

The Trust believes that the selective disclosure of the Funds' portfolio holdings generally is not in the best interests of long-term shareholders and could encourage short term trading strategies that can hurt serious investors. Accordingly, it is the policy of the Trust not to selectively disclose portfolio holdings before they are made available to the general public, except for a legitimate business purpose which does not conflict with the interests of a Fund's shareholders, and pursuant to a confidentiality agreement or fiduciary relationship. The portfolio holdings of each Fund are known on a daily basis to each Fund's subadviser and custodian. In addition, selected individuals with the Trust's transfer agent have daily access to the Funds' portfolios as a part of performing their duties for the Trust.  The subadvisers provide monthly or quarterly portfolio reviews that include portfolio holdings. The Trust or its service providers may also disclose portfolio holdings to the auditors, accountants or other fiduciaries of the Trust, the investment manager or the subadviser as part of the performance of the duties of the personnel of the Trust or such service providers.  Nevertheless, such disclosures are made pursuant to contractual arrangements or fiduciary relationships that prohibit such service providers and their personnel to from disclosing the Funds' holdings to anyone who does not have a legitimate Trust business need to know.  Moreover, the personnel of the custodian, subadvisers and other service providers are not permitted to purchase shares of the Funds.

Compliance with the Trust's portfolio holdings disclosure policy is subject to oversight and monitoring by the investment manager and the Funds' chief compliance officer, as well as periodic review by the Board of Trustees.  Neither the investment manager nor any Fund receives any compensation or other consideration for the release of the Funds' portfolio holdings information.  Other than as described above, the Trust has no ongoing arrangements to make portfolio holding information available to any person.

BROKERAGE

Decisions relating to the purchase and sale of portfolio securities for each Fund, the allocation of portfolio transactions and, where applicable, the negotiation of commission rates or transaction costs are made by the respective portfolio subadvisers. It is the primary consideration in all portfolio transactions to seek the most favorable price and execution and to deal directly with principal market makers in over-the-counter transactions except when, in the opinion of such subadviser, an equal or better market exists elsewhere.

The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations (some of which are subjective), including, without limitation, the overall net economic result to the portfolio (involving price paid or received, any commissions and other costs paid) and the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and subject to such policies as the Trustees may adopt, each Fund may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the 1934 Act) an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the applicable portfolio subadviser determines in good faith that the amount of commissions charged by the broker is reasonable in relation to the value of the brokerage and research services provided by such broker. The subadvisers have received brokerage and research services consisting of written research reports, access to investment analysis and information services and related electronic components, all of which may be used for any of their respective clients.  The subadvisers of Growth Fund, Small Cap Fund Tax-Exempt Bond Fund and International Fund (Parametric) have advised the investment manager that none of them has paid any such excess in connection with brokerage transactions for the Funds. International Fund's other subadviser, AXA Rosenberg, has advised the investment manager that its policy is to engage in only soft commission arrangements that are within the "safe harbor" provision of Section 28(e) of the Securities Exchange Act of 1934 and are consistent with applicable regulatory guidance.

During the three years ended December 31, 2010, the Funds paid brokerage commissions as follows:

	2008	2009	2010
Growth Fund	$54,686	$85,561	$175,593
Small Cap Fund	$986,377	$846,251	$739,077
Tax-Exempt Bond Fund	$25,891	$16,228	$4,947
International Fund*	N/A	$201,295	$131,190

*International Fund commenced operations on February 5, 2009 and the above chart only includes brokerage commissions since inception.

MANAGEMENT, ADVISORY AND OTHER SERVICES

Trustees and Officers

The Trust's Board of Trustees has overall responsibility for management and supervision of the Funds. The Trust also has several officers who provide executive services to the Trust.  More information concerning the trustees and the officers is set forth below in the section "Executive Officers and Trustees".

Investment Manager

Clearwater Management Co., Inc. Clearwater Investment Trust has contracted with Clearwater Management Co., Inc., 2000 Wells Fargo Place, 30 East 7th Street, St. Paul, Minnesota (the "investment manager"), to act as investment manager of the trust. The investment manager is equally owned by the eight members of its board of directors. The initial term of the management contract between the trust and the investment manager is two years and is renewable annually for successive one-year terms. The initial term of the contract for the management of the Growth Fund and Small Cap Fund commenced on March 1, 1998. The initial term of the contract for the management of the Tax-Exempt Bond Fund commenced on December 3, 1999. The initial term of the contract for the management of the International Fund commenced on January 24, 2009. Under the terms of the management contract, the investment manager supervises all of the trust's business operations and is responsible for formulating and implementing investment strategies for the Funds. The investment manager performs all administrative and other management functions necessary to the supervision and conduct of the affairs of the Funds.

Pursuant to the management contract, the investment manager pays for office space and equipment, clerical, secretarial and administrative services and executive and other personnel as are necessary to fulfill its responsibilities and all other ordinary operating expenses related to its services for the trust, including executive salaries of the trust. Pursuant to the management contract, the investment manager also pays all of the Funds' other expenses, except brokerage, taxes, interest and extraordinary expenses.

As compensation for its management services and expenses assumed, the investment manager is contractually entitled to receive a management fee at the annual rate of 0.45%, 1.35%, 0.60%, and 1.00% of the net assets of Growth Fund, Small Cap Fund, Tax-Exempt Bond Fund, and International Fund, respectively. Effective July 1, 2008, the investment manager voluntarily reduced management fees otherwise payable by Small Cap Fund and Tax-Exempt Fund to 0.95% and 0.36%, respectively. Effective October 1, 2009, the investment manager voluntarily reduced management fees otherwise payable by the International Fund to 0.80%. It is the investment manager's current intent to continue these fee reductions indefinitely. Nonetheless, the investment manager may terminate this voluntary fee reduction at any time. The investment manager's fees are calculated and accrued daily as a percentage of each Fund's daily net assets, and are paid quarterly.

During the three years ended December 31, 2010, the total dollar amounts paid to the investment manager is as follows:

	2008	2009	2010
Growth Fund	$787,372	$663,647	$906,073
Small Cap Fund	$1,897,004	$1,550,395	$2,142,920
Tax-Exempt Bond Fund	$1,333,778	$1,690,893	$1,942,388
International Fund*	N/A	$1,614,052	$2,411,931

*International Fund commenced operations on February 5, 2009.

Portfolio Subadvisers

General. Under the terms of the management contract, the investment manager is authorized to enter into subadvisory contracts with one or more investment advisers, which will have responsibility for rendering investment advice to all or a portion of the Funds' portfolios.

Parametric Portfolio Associates. Parametric Portfolio Associates ("Parametric") has managed the Growth Fund's portfolio since November 1, 1997. Parametric, a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), was founded in 1987 as a global equity manager. Parametric is owned by its management staff together with Eaton Vance Corporation, a publicly traded investment management firm listed on the NYSE (NYSE: EV). Parametric is located at 1151 Fairview Avenue North, Seattle, Washington 98109. Parametric combines indexing with tax management to increase the potential for higher after-tax return for taxable investors.

Under the Growth Fund subadvisory contract, Parametric develops, recommends and implements an investment program and strategy for a portion of the Growth Fund, which is consistent with the Fund's investment objectives and policies. Parametric is also responsible for making all portfolio and brokerage decisions for its allocation of the Fund's assets. As compensation, Parametric receives a fee of .15% of the Growth Fund's net assets. This fee is calculated and accrued on a monthly basis as a percentage of Growth Fund's month-end net assets. The compensation paid to Parametric with respect to Growth Fund for the year ended December 31, 2010 was .13% of Growth Fund's average net assets. Under the Growth Fund subadvisory contract, the investment manager, and not the Growth Fund, is responsible for payment of subadvisory fees to Parametric.

During the years ended December 31, 2008, 2009 and 2010, the investment manager paid subadvisory fees of $467,840, $331,278, $435,975 respectively, to Parametric related to the Growth Fund.

Under the International Fund subadvisory contract dated January 5, 2009, Parametric develops, recommends and implements an investment program and strategy for a portion of the International Fund, which is consistent with the Fund's investment objectives and policies. Parametric is also responsible for making all portfolio and brokerage decisions with respect to its portion of the International Fund. As compensation, Parametric receives a fee of .15% of the International Fund's net assets. This fee is calculated and accrued on a monthly basis as a percentage of International Fund's month-end net assets. The compensation paid to Parametric with respect to the International Fund for the period ended December 31, 2010, was .08% of International Fund's average daily net assets on an annualized basis.

International Fund is not responsible for payment of the subadvisory fees to Parametric. During the period from February 5, 2009 to December 31, 2009 and the year ended December 31, 2010, the investment manager paid subadvisory fees of $125,826 and $266,644 respectively, to Parametric.

Kennedy Capital Management. Kennedy Capital Management ("KCM"), a Missouri corporation that is a registered investment adviser under the Advisers Act has managed all or a portion of the Small Cap Fund's portfolio since January 1, 1994. KCM is 100% employee owned.  KCM devotes its time to investment counseling and provides advice, management and other services to investors and accounts. KCM's address is 10829 Olive Boulevard, St. Louis, Missouri 63141-7739.

Under the Small Cap Fund subadvisory contract, KCM develops, recommends and implements an investment program and strategy for a portion of the Small Cap Fund, which is consistent with the Fund's investment objectives and policies. KCM is also responsible for making all portfolio and brokerage decisions with respect to its portion of the Small Cap Fund. As compensation, KCM receives a fee that is based on their portion of the Small Cap Fund's net assets.

Fees payable to KCM are calculated and accrued monthly on the basis of month-end net assets, and are paid quarterly by the investment manager according to the following schedule:

Percent	Net Assets
0.85%	Up to and including $50 million
0.80%	More than $50 million

The compensation paid to KCM with respect to the Small Cap Fund for the year ended December 31, 2010 was .52% of Small Cap Fund's average net assets.

Small Cap Fund is not responsible for payment of the subadvisory fees to KCM. During the years ended December 31, 2008, 2009 and 2010, the investment manager paid subadvisory fees of $1,474,043, $937,408 and $1,345,956 respectively, to KCM.

Keeley Asset Management.  Keeley Asset Management Corp ("KAMCO"), an Illinois corporation, is a registered investment adviser under the Advisers Act. KAMCO entered into a subadvisory contract dated April 17, 2010 to manage a portion of the Small Cap Fund's portfolio.

Fees payable to KAMCO are calculated and accrued monthly on the basis of month-end net assets, and are paid quarterly by the investment manager according to the following schedule:

Percent	Net Assets
1.00%	Up to and including $2 million
0.85%	Next $8 million
0.70%	More than $10 million

The compensation paid to KAMCO with respect to the Small Cap Fund for the year ended December 31, 2010 was .14% of Small Cap Fund's average net assets.

Small Cap Fund is not responsible for payment of the subadvisory fees to KAMCO.  During the years ended December 31, 2008, 2009, and 2010, the investment manager paid subadvisory fees of $368,225, $355,094 and $365,721 respectively, to KAMCO.

Sit Fixed Income Advisors II, L.L.C. In connection with the management of Tax-Exempt Bond Fund, the trust, the investment manager and Sit Fixed Income Advisors II L.L.C. ("Sit"), a subsidiary of Sit Investment Associates, Inc., entered into a subadvisory contract dated December 15, 1999 ("Tax-Exempt Bond subadvisory contract"). Sit Investment Associates, Inc., which is organized under the laws of the State of Minnesota and is registered under the Advisers Act, devotes its time to investment counseling and provides advice, management and other services to investors and accounts, including other mutual funds. Sit's address is 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402-4130.

Under the Tax-Exempt Bond Fund subadvisory contract, Sit develops, recommends and implements an investment program and strategy for Tax-Exempt Bond Fund which is consistent with the Fund's investment objectives and policies. Sit is also responsible for making all portfolio and brokerage decisions. As compensation, Sit receives a fee that is based on Tax-Exempt Bond Fund's net assets. This fee is calculated and accrued on a monthly basis as a percentage of Tax-Exempt Bond Fund's month-end net assets.

Fees payable to Sit are calculated and accrued monthly on the basis of month-end net assets, and are paid quarterly by the investment manager according to the following schedule:

Percent	Net Assets
0.40%	Up to and including $20 million
0.30%	Next $30 million
0.25%	Next $25 million
0.20%	Over $75 million

The compensation paid to Sit with respect to the Tax-Exempt Bond Fund for the year ended December 31, 2010, was .22% of Tax-Exempt Bond Fund's average daily net assets on an annualized basis.

Tax-Exempt Bond Fund is not responsible for payment of the subadvisory fees to Sit. During the years ended December 31, 2008, 2009 and 2010, the investment manager paid subadvisory fees of  $771,857, $935,769 and $1,151,279 respectively, to Sit.

AXA Rosenberg Investment Management LLC ("AXA Rosenberg").  In connection with its management of a portion of International Fund's assets, the investment manager AXA Rosenberg entered into a subadvisory contract dated January 24, 2009 ("International Fund subadvisory contract").  AXA Rosenberg is a wholly-owned subsidiary of AXA Rosenberg Group LLC. AXA Rosenberg is a limited liability company and was founded in 1985.

Under the International Fund subadvisory contract, AXA Rosenberg develops, recommends and implements an investment program and strategy for its portion of the International Fund which is consistent with the Fund's investment objectives and policies. AXA Rosenberg is also responsible for making all portfolio and brokerage decisions with respect to its portion of the International Fund.   As compensation, AXA Rosenberg receives a fee that is based on International Fund's net assets. This fee is calculated and accrued on a monthly basis as a percentage of International Fund's month-end net assets.

Fees payable to AXA Rosenberg are calculated and accrued monthly on the basis of month-end net assets, and are paid quarterly by the investment manager according to the following schedule:

Percent	Net Assets
.85 of 1%	First $50 million
.75 of 1%	Next $50 million
.65 of 1%	All assets in excess of $100 million

Such fee shall be calculated and accrued on a monthly basis as a percentage of the Fund's month end net assets under the Subadviser's management, and shall be payable quarterly after the end of each calendar quarter.

The compensation paid to Axa Rosenberg with respect to the International Fund for the year ended December 31, 2010, was .10% of International Fund's average daily net assets on an annualized basis.

International Fund is not responsible for payment of the subadvisory fees to Axa Rosenberg. During the period from February 5, 2009 to December 31, 2009, and the year ended December 31, 2010, the investment manager paid subadvisory fees of  $117,818 and $347,023 respectively, to Axa Rosenberg.

Artisan Partners Limited Partnership.  Artisan Partners Limited Partnership ("Artisan Partners") is a registered investment adviser under the Advisers Act.  Artisan Partners is a subsidiary of Artisan Partners Holdings LP.  Artisan Partners entered into a subadvisory contract dated June 8, 2009 to manage a portion of the International Fund's portfolio.  Artisan Partner's address is 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.

Under the International Fund subadvisory contract, Artisan Partners develops, recommends and implements an investment program and strategy for its portion of the International Fund, which is consistent with the International Fund's investment objectives and policies.  Artisan Partners is also responsible for making all portfolio and brokerage decisions with respect to the portion of the International Fund's assets it manages.  As compensation, Artisan Partners receives a fee that is based on its portion of the International Fund's net assets.

Fees payable to Artisan Partners are calculated and accrued monthly on the basis of month-end net assets under Artisan Partners' management and are paid quarterly by the investment manager.  The annual fee rates are listed below:

Percent	Net Assets
0.80%	Up to and including $50 million
0.60%	Next $50 million
0.50%	More than $100 million

The compensation paid to Artisan Partners  with respect to the International Fund for the year ended December 31, 2010, was .10% of International Fund's average daily net assets on an annualized basis.

International Fund is not responsible for payment of the subadvisory fees to Artisan Partners. During the period from February 5, 2009 to December 31, 2009, and the year ended December 31, 2010, the investment manager paid subadvisory fees of  $65,715 and $336,801 respectively, to Artisan Partners.

Eagle Global Advisors, LLC.  Eagle Global Advisors, LLC ("Eagle") is a registered investment adviser under the Advisers Act.  Eagle is a Texas limited liability company founded in 1996.  Eagle entered into a subadvisory contract dated May 18, 2009 to manage a portion of the International Fund's portfolio.  Eagle's address is 5847 San Felipe, Suite 930, Houston, TX 77057.

Under the International Fund subadvisory contract, Eagle develops, recommends and implements an investment program and strategy for the International Fund, which is consistent with the International Fund's investment objectives and policies.  Eagle is also responsible for making all portfolio and brokerage decisions with respect to the portion of the Fund's assets it manages.  As compensation, Eagle receives a fee that is based on its portion of the International Fund's net assets.

Fees payable to Eagle are calculated and accrued monthly on the basis of month-end net assets under Eagle's management and are paid quarterly by the investment manager.  The annual fee rates are listed below:

Percent	Net Assets
0.60%	Up to and including $100 million
0.50%	More than $100 million

The compensation paid to Eagle with respect to the International Fund for the year ended December 31, 2010, was .05% of International Fund's average daily net assets on an annualized basis.

International Fund is not responsible for payment of the subadvisory fees to Eagle. During the period from February 5, 2009 to December 31, 2009, and the year ended December 31, 2010, the investment manager paid subadvisory fees of $65,715 and $336,801 respectively, to Eagle.

Heartland Advisors, Inc. ("Heartland") is a Wisconsin Corporation and is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended.  Heartland was founded in 1988 and is located at 789 N. Water Street, Suite 500, Milwaukee, Wisconsin 53202.  Heartland is a wholly owned subsidiary of Heartland Holdings, Inc.  Heartland Holdings, also located at 789 N. Water Street, Suite 500, Milwaukee, Wisconsin 53202, is an independent firm 100% owned by its employees, with William J. Nasgovitz, founder, as the principal shareholder.  Heartland was approved by the Trustees to serve as a subadviser to the Fund at a meeting of the Trustees held on September 18, 2010.  Heartland is not affiliated with CMC or the Trust.  Heartland will perform its duties and provide services subject to the oversight and supervision of CMC.  Under the terms of the Heartland Agreement, Heartland develops, recommends and implements an investment program and strategy for the portfolio of the Fund assets allocated to it, consistent with the Fund's investment objectives and policies.  Heartland is also responsible for making all portfolio and brokerage decisions for the portfolio of Fund assets allocated to it.

Fees payable to Heartland under the Heartland Agreement are calculated and accrued daily, on the basis of daily net assets, and are paid monthly by CMC.  Heartland is compensated out of the fees CMC received from the Fund. CMC will pay the following fee based on the Fund's net assets under Heartland's management: 0.65%.

Heartland did not receive compensation with respect to the Growth Fund for the year ended December 31, 2010. Growth Fund is not responsible for payment of the subadvisory fees to Heartland.

Knightsbridge Asset Management, LLC ("Knightsbridge") was approved by the Trustees to serve as a subadviser to the Fund at a meeting of the Trustees held on September 18, 2010.  Knightsbridge is not affiliated with CMC or the Trust.  Knightsbridge will perform its duties and provide services subject to the oversight and supervision of CMC.  Under the terms of the Knightsbridge Agreement, Knightsbridge develops, recommends and implements an investment program and strategy for the portfolio of the Fund assets allocated to it, consistent with the Fund's investment objectives and policies.  Knightsbridge is also responsible for making all portfolio and brokerage decisions for the portfolio of Fund assets allocated to it.

Fees payable to Knightsbridge under the Knightsbridge Agreement are calculated and accrued daily, on the basis of daily net assets and are paid quarterly by CMC.  Knightsbridge is compensated out of the fees CMC received from the Fund.  The annual fee rates are listed below:

Percent	Net Assets
0.75%	Up to and including $20 million
0.50%	More than $20 million

Knightsbridge did not receive compensation with respect to the Growth Fund for the year ended December 31, 2010.  Growth Fund is not responsible for payment of the subadvisory fees to Knightsbridge.

Osterweis Capital Management, LLC ("Osterweis") was approved by the Trustees to serve as a subadviser to the Fund at a meeting of the Trustees held on September 18, 2010.  Osterweis is not affiliated with CMC or the Trust.  Osterweis will perform its duties and provide services subject to the oversight and supervision of CMC.  Under the terms of the Osterweis Agreement, Osterweis develops, recommends and implements an investment program and strategy for the portfolio of the Fund assets allocated to it, consistent with the Fund's investment objectives and policies.  Osterweis is also responsible for making all portfolio and brokerage decisions for the portfolio of Fund assets allocated to it.

Fees payable to Osterweis under the Osterweis Agreement are calculated and accrued daily on the basis of daily net assets and are paid quarterly by CMC.  Osterweis is compensated out of the fees CMC received from the Fund.  CMC will pay the following fee based on the Fund's net assets under Osterweis' management: 0.75%.

Osterweis did not receive compensation with respect to the Growth Fund for the year ended December 31, 2010.  Growth Fund is not responsible for payment of the subadvisory fees to Osterweis.

Other Provisions of the Contracts. Generally, the amendment of management contracts requires approval by vote of: (a) a majority of the outstanding voting securities of the affected Fund and (b) a majority of the trustees who are not interested persons of the trust or of any other party to such contract. However, the trust and the investment manager have received an exemptive order from the Commission permitting the investment manager, subject to the approval of the Board of Trustees of the trust, to select subadvisers to serve as portfolio managers of the Funds or to materially modify an existing subadvisory management contract without obtaining shareholder approval of a new or amended management contract. Each management contract terminates automatically in the event of its assignment and the subadvisory contracts terminate automatically upon termination of the management contract. Also, each contract may be terminated by not more than 60 days or less than 30 days' written notice by either the trust or the investment manager or upon not less than 120 days' notice by the subadviser. Each contract provides that the investment manager or the subadviser shall not be liable to the trust, to any shareholder of the trust, or to any other person, except for loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Subject to the above-described termination provisions, each contract has an initial term of one or two years and will continue in effect thereafter if such continuance is approved at least annually by: (a) a majority of the trustees who are not interested persons of the trust or of any other party to such contract and (b) either (i) a majority of all of the trustees of the trust or (ii) by vote of a majority of the outstanding voting securities of the affected Funds.

Custodian

The Northern Trust Company ("Northern Trust"), 50 LaSalle Street, Chicago, IL 60675 serves as the custodian of the Growth, Small-Cap, Tax-Exempt Bond and International Funds' assets.  The custodian is responsible for, among other things, safeguarding and controlling the Fund's cash and securities.

Independent Registered Public Accounting Firm

KPMG LLP, 90 South 7th Street, 4200 Wells Fargo Center, Minneapolis, Minnesota 55402, acts as the Funds' independent registered public accounting firm and provides audit services to the Funds, including audits of the Funds' annual financial statements.

Fund Accounting and Administrative Services Agent The Trust has entered into a Fund Administration and Accounting Services Agreement with Northern Trust.  Pursuant to this agreement, Northern Trust provides certain administrative and accounting services, including portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services.  Northern Trust charges certain separate asset-based fees for its accounting services and fund administration services, as well as fund-based fees relating to the multi-manager structure and for fair valuation services.  It also receives payment for customary out-of-pocket expenses.  As discussed above, the investment manager is ultimately responsible for paying this compensation.

Investment Company Services Agreement

The Trust has entered into an Investment Company Services Agreement with Fiduciary Counselling, Inc., 2000 Wells Fargo Place, 30 East Seventh Street, Saint Paul, MN 55101 ("FCI").  Under this agreement, FCI provides transfer agent, dividend paying, shareholder servicing and other administrative services to the Funds.  Certain of these accounting and administrative services for International Fund are provided by Northern Trust as described above.  FCI also provides the Trust and the investment manager with all of their respective requirements for space and clerical assistance in connection with the operation of the Funds.  As compensation for these services, FCI is paid an hourly fee.  Such expenses are paid for or reimbursed by the investment manager.  The Investment Manager, has also entered into an agreement with FCI to provide certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Trust by the Investment Manager.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

Other Accounts the Portfolio Managers are Managing. The table below indicates for each portfolio manager of each Fund information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2010. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager

Jim Reber	Growth Fund International Fund	Other Registered Investment Companies: 3 funds with approximately $150 million in assets. Other Pooled Investment Vehicles: None Other Accounts: 410 accounts with approximately $4.5 billion in assets.
Tom Seto	Growth Fund International Fund	Other Registered Investment Companies: 3 funds with approximately $150 million in assets. Other Pooled Investment Vehicles: None Other Accounts: 410 accounts with approximately $4.5 billion in assets.
David C. Fondrie	Growth Fund
Other Registered Investment Companies: 1 fund with approximately $690 million in assets.
Other Pooled Investment Vehicles: 1 pool with approximately $286 million in assets.
Other Accounts: 361 accounts with approximately $645 million in assets.

Hugh F. Denison	Growth Fund
Other Registered Investment Companies: 1 fund with approximately $690 million in assets.
Other Pooled Investment Vehicles: 1 pool with approximately $286 million in assets.
Other Accounts: 286 accounts with approximately $544 million in assets.

Theodore D. Baszler	Growth Fund
Other Registered Investment Companies: 1 fund with approximately $690 million in assets.
Other Pooled Investment Vehicles: 1 pool with approximately $286 million in assets.
Other Accounts: 365 accounts with approximately $647 million in assets.

William R. Nasgovitz	Growth Fund
Other Registered Investment Companies: 1 fund with approximately $690 million in assets.
Other Pooled Investment Vehicles: 1 pool with approximately $286 million in assets.
Other Accounts: 331 accounts with approximately $781 million in assets.

John Prichard, CFA	Growth Fund
Other Registered Investment Companies: None.
Other Pooled Investment Vehicles: 1 pool with approximately $1.5 million subject to a performance fee.
Other Accounts: 1,650 accounts with approximately $9.3 million in assets, 156 of the accounts are subject to a performance fee

John S. Osterweis	Growth Fund
Other Registered Investment Companies: 5 funds with approximately $2.4 billion in assets.
Other Pooled Investment Vehicles: 3 pools with approximately $590 million subject to a performance fee..
Other Accounts: 400 accounts with approximately $1.7 billion in assets.

Matthew K. Berler	Growth Fund
Other Registered Investment Companies: 5 funds with approximately $2.4 billion in assets.
Other Pooled Investment Vehicles: 3 pools with approximately $590 million subject to a performance fee.
Other Accounts: 400 accounts with approximately $1.7 billion in assets.

Stephen P. Moore	Growth Fund
Other Registered Investment Companies: 5 funds with approximately $2.4 billion in assets.
Other Pooled Investment Vehicles: 3 pools with approximately $590 million subject to a performance fee.
Other Accounts: 400 accounts with approximately $1.7 billion in assets.

Alexander Kovriga	Growth Fund
Other Registered Investment Companies: 5 funds with approximately $2.4 billion in assets
Other Pooled Investment Vehicles: 3 pools with approximately $590 million subject to a performance fee.
Other Accounts: 400 accounts with approximately $1.7 billion in assets.

Gregory Hermanski	Growth Fund
Other Registered Investment Companies: 5 funds with approximately $2.4 billion in assets.
Other Pooled Investment Vehicles: 3 pools with approximately $590 million subject to a performance fee.
Other Accounts: 400 accounts with approximately $1.7 billion in assets.

Zachary W. Perry	Growth Fund
Other Registered Investment Companies: 5 funds with approximately $2.4 billion in assets.
Other Pooled Investment Vehicles: 3 pools with approximately $590 million subject to a performance fee.
Other Accounts: 400 accounts with approximately $1.7 billion in assets.

Don Cobin	Small Cap Fund	Other Registered Investment Companies: None. Other Pooled Investment Vehicles: 1 pool with approximately $40 million in assets. Other Accounts: 12 accounts with approximately $20 million in assets.
Tim Hasara	Small Cap Fund	Other Registered Investment Companies: None. Other Pooled Investment Vehicles: None. Other Accounts: 2 accounts with approximately $20 million ins assets.
John Keeley	Small Cap Fund
Other Registered Investment Companies: 5 funds with approximately $5 billion in assets.
Other Pooled Investment Vehicles: 5 pools with approximately $50 million in assets.
Other Accounts: 1,310 accounts with approximately $1.6 billion in assets.

Michael C. Brilley	Tax-Exempt Bond Fund
Other Registered Investment Companies: 6 funds with approximately $1 billion in assets.
Other Pooled Investment Vehicles: 14 pools with approximately $175 million in assets.
Other Accounts: 144 accounts with approximately $3.5 billion in assets.

Paul J. Jungquist	Tax-Exempt Bond Fund
Other Registered Investment Companies: 3 funds with approximately $750 million in assets.
Other Pooled Investment Vehicles: 3 pools with approximately $25 million in assets.
Other Accounts: 29 accounts with approximately $900 million in assets.

Dr. William Jump	International Fund
Other Registered Investment Companies: None.
Other Pooled Investment Vehicles: 7 pools with approximately $560 million in assets, 1 pool with $14 million in assets subject to a performance fee.
Other Accounts: 11 accounts with approximately $620 million in assets, 4 pools with $210 million in assets subject to a performance fee.

N. David Samra	International Fund	Other Registered Investment Companies: 2 funds with approximately $1.3 billion in assets. Other Pooled Investment Vehicles: None. Other Accounts: 14 accounts with approximately $1.1 billion in assets.
Daniel J. O'Keefe	International Fund	Other Registered Investment Companies: 2 funds with approximately $1.3 billion in assets. Other Pooled Investment Vehicles: None. Other Accounts: 14 accounts with approximately $1.1 billion in assets.
Edward R. Allen III, Ph.D., CFA	International Fund
Other Registered Investment Companies: 4 funds with approximately $240 million in assets.
Other Pooled Investment Vehicles: None.
Other Accounts: 240 accounts with approximately $525 million in assets.

John F. Gualy	International Fund
Other Registered Investment Companies: 4 funds with approximately $240 million in assets.
Other Pooled Investment Vehicles: None.
Other Accounts: 240 accounts with approximately $525 million in assets.

Thomas N. Hunt, III	International Fund
Other Registered Investment Companies: 4 funds with approximately $240 million in assets.
Other Pooled Investment Vehicles: None.
Other Accounts: 240 accounts with approximately $525 million in assets.

Steven S. Russo	International Fund
Other Registered Investment Companies: 4 funds with approximately $240 million in assets.
Other Pooled Investment Vehicles: None.
Other Accounts: 240 accounts with approximately $525 million in assets.

Conflict of Interest.  Any material conflicts of interest that may arise in connection with the portfolio manager's management of the Funds' investments and the investments of the other accounts to which they manage.

Portfolio Manager	Fund	Conflict of Interest

Jim Reber	Growth Fund, International Fund	None noted

Tom Seto	Growth Fund, International Fund	None noted

David C. Fondrie Hugh F. Denison Theodore D. Baszler William R. Nasgovitz	Growth Fund
Many, but not all, of the other accounts managed by the Fund's portfolio managers have investment strategies similar to those employed for the Fund.  Possible material conflicts of interest arising from the portfolio managers' management of the investments of the Fund, on the one hand, and the investments of others accounts, on the other hand, include the portfolio managers' allocation of sufficient time, energy and resources to managing the investments of the Fund in light of their responsibilities with respect to numerous other accounts, particularly accounts that have different strategies from those of the Fund; the fact that the fees payable to Heartland Advisors for managing the Fund may be less than the fees payable to Heartland Advisors for managing other accounts, potentially motivating the portfolio managers to spend more time on managing the other accounts; the proper allocation of investment opportunities that are appropriate for the Fund and other accounts; and the proper allocation of aggregated purchase and sale orders for the Fund and other accounts.  These conflicts may be heightened where an account is subject to a performance based fee or a portfolio manager has a personal investment in an account.  Heartland Advisors has adopted comprehensive policies and procedures designed to mitigate these conflicts of interest.

John Prichard, CFA	Growth Fund
Knightsbridge performs investment management services for other accounts, including proprietary accounts, similar to those provided to the Fund and the investment action for such accounts and the Fund may differ.  Additionally, the management of other strategies and multiple accounts may give rise to potential conflicts of interest, as the investment team must allocate time and effort to other accounts and the Fund.  Knightsbridge may discover an investment opportunity that may be suitable for more than one account or strategy which may be limited so that all accounts or strategies for which the investment would be suitable many not be able to participate.  Knightsbridge has a fiduciary duty to manage all client accounts in a fair and equitable manner and has adopted policies and procedures designed to address potential conflicts.

John S. Osterweis Matthew K. Berler Stephen P. Moore Alexander Kovriga Gregory Hermanski Zachary W. Perry	Growth Fund
Messrs. Osterweis, Berler, Moore, Kovriga, Hermanski and Perry manage approximately 400 individual accounts and the long portion of three long-short hedge funds.  Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances.  Portfolio managers of the Funds may be presented with potential conflicts of interests in the allocation of investment opportunities, the allocation of their time and investment ideas and the allocation of aggregated orders among the funds' accounts and other accounts managed by the portfolio managers, including among many affiliated client accounts, any accounts in which the portfolio managers may have personal investments, or accounts for which the sub-adviser may have fee arrangements based on performance, such as the hedge funds managed by the sub-adviser.  The portfolio managers are members of Osterweis Capital Management, LLC, and therefore are entitled to earnings proportionate to their respective ownership interests in the sub-adviser.  The sub-adviser believes such inherent conflicts of interest in managing accounts for various clients, including accounts for the sub-advisers have fee arrangements based on the performance, are controlled and mitigated by the sub-adviser's Trade Allocation Policy, Code of Ethics and other compliance policies and procedures to which the portfolio managers are subject.

Don Cobin Tim Hasara	Small Cap Fund
Kennedy Capital Management ("KCM") performs investment management services for a fee to its clients on a separately-managed account basis.  KCM gives advice and takes action with respect to its other clients or for the accounts of KCM or its officers, directors, employees or affiliates ("Affiliated Persons") which may differ from the advice given or the timing or nature of action taken with respect to the Fund.  Conflicts of interest may arise in the allocation of investment opportunities among accounts that KCM advises. Therefore, KCM seeks to allocate investment opportunities believed appropriate for the Fund and other accounts it advises equitably and in a manner consistent with the best interests of all accounts involved and in accordance with its trade allocation policies and procedures.

John Keeley	Small Cap Fund
KAMCO, adviser to the Clearwater Small Cap Fund, is under common control with Keeley Investment Corp., a Commission and FINRA registered broker-dealer.  Keeley Investment Corp. serves as underwriter and distributor of the Keeley Funds, an affiliated registered fund company.  A substantial majority of trades for the Keeley Funds and all trades for their affiliated limited partnerships are effected by Keeley Investment Corp.  Trades for certain separately managed accounts of clients who have so agreed in their investment management agreements may also be effected by Keeley Investment Corp.

In addition to the usage of Keeley Investment Corp., as discussed above, and personal trading, as discussed in the provided Code of Ethics, management of multiple types of client accounts and funds may raise potential conflicts of interest.  These may include conflicts in the allocation of investment opportunities and trades resulting from differing fee structures or interests by the KAMCO or its related persons in certain accounts.  KAMCO has adopted allocation policies and procedures designed to address and minimize the effects of these conflicts.

Orders to purchase or sell securities are generally determined by portfolio managers based on size of the accounts participating in the trade.  Orders to purchase or sell the same securities for multiple accounts (other than wrap accounts) may be aggregated if the portfolio manager determines that such aggregation is equitable to all participating accounts and consistent with the goal of achieving best execution of the trade and if the trade is executed through Keeley Investment Corp.  All trades in the same security executed through Keeley Investment Corp. in the same trading day will be average priced.  In no event shall an employee, associate, or affiliate of KAMCO receive a more favorable price than an advisory client, in connection with a purchase or sale of the same security on the same day.

In the event an order is only partially filled in a given trading day, KAMCO will allocate the securities transacted among accounts using its best judgment, based on its opinion of the need for such securities in the various accounts at the time of allocation.  Factors that KAMCO may use to determine need include, but are not limited to: customer preferences and suitability; portfolio composition; portfolio size; market conditions; cash position; and interest rates.  KAMCO may give preference to the Keeley Funds in any such allocations. As between the Funds, if there are not sufficient securities to allocate, securities will be allocated pro rata based upon order size.

Dr. William Jump	International Fund
AXA Rosenberg recognizes that conflicts of interest are inherent in its business and accordingly has developed policies, procedures and disclosures that it believes are reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including funds, and allocating investment opportunities. Employees are subject to the above-mentioned policies and oversight to help ensure that all of its clients are treated fairly.

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one account (including the Funds), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager, the adviser or the sub-adviser has a great financial incentive, such as a performance fee account. AXA Rosenberg believes it has adopted policies and procedures that are reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Dr. Jump's management of Other Accounts may give rise to potential conflicts of interest in connection with his management of the Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives to the Funds, or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Funds. AXA Rosenberg believes that its quantitative investment process and pro rata allocation of investment opportunities diminish the possibility of any conflict of interest resulting in unfair or inequitable allocation of investment opportunities among accounts. Additionally, AXA Rosenberg believes that it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.

N. David Samra Daniel J. O'Keefe	International Fund
There are a number of ways in which the interests of Artisan Partners, its portfolio managers and its other personnel might conflict with the interests of International Fund and its shareholders.  Artisan Partners has developed policies, procedures, and disclosures that it believes are reasonably designed to detect, manage, and mitigate the effects of conflicts of interest in the areas of devoting time and attention to the management of the accounts, allocating portfolio transactions among client accounts, soft dollars and commission recapture, proprietary and personal investments by employees, and proxy voting.

Because Artisan Partners generally does not tailor its investment management services to the individual needs of clients, client-imposed restrictions placed on one or more client accounts may impact the manner in which Artisan Partners invests on behalf of all of its client accounts.

From time to time, clients in a particular investment strategy may invest in a security issued by a company, or an affiliate of a company, that is also a client of Artisan Partners or has another business relationship with Artisan Partners or its affiliates.  Artisan Partners has written policies designed to prevent the misuse of material non-public information.  The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the security that would be the subject of that transaction.

Artisan Partners provides separate account management services to a number of entities, including some that may be, or affiliates of which may be, service providers to International Fund.  In every case, the compensation received by Artisan Partners for its advisory services is consistent with the fees received by Artisan Partners from clients that have no relationship with International Fund.

Like the fees Artisan Partners receives from International Fund, the fees Artisan Partners receives as compensation from other client accounts are typically calculated as a percentage of the client's assets under management.  However, Artisan Partners may, under certain circumstances, negotiate performance-based fee arrangements.  Performance-based fee arrangements are negotiated with clients on a case-by-case basis and may include, among other types of arrangements, fulcrum fee arrangements (in which the fee is based on actual Artisan Partners' performance against an agreed upon benchmark), a fee based upon appreciation of assets under management for the client or a fee based upon the amount of gain in an account.  As of June 11, 2009, Artisan Partners had two separate accounts with performance-based fees encompassing all of its investment strategies.  Neither of those separate accounts is in Artisan Partners' international value or global value investment strategy.  Although Artisan Partners may have an incentive to manage the assets of accounts with performance-based fees differently from its other accounts, the firm believes that potential conflict is effectively controlled by Artisan Partners' procedures to manage all clients within a particular strategy similarly regardless of fee structure.

Edward R. Allen, III John F. Gualy Thomas N. Hunt, III Steven S. Russo	International Fund
It is possible that conflicts of interest may arise in connection with a portfolio manager's management of a fund's investment portfolio (the "Portfolio") on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other.  For example, a portfolio manager may have conflicts of interest in allocating management time, resources, and investment opportunities among the Portfolio and other accounts he advises.  In addition, due to differences in the investment strategies or restrictions between the Portfolio and other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Portfolio.  In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account.  The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources, and investment opportunities.  Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.  Eagle has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern Eagle's trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure.

Portfolio Manager	Fund	Compensation Structure
David C. Fondrie Hugh F. Denison Theodore D. Baszler William R. Nasgovitz	Growth Fund
Each of the portfolio managers is a full time employee of Heartland Advisors.  Heartland Advisors is responsible for paying all compensation, including various employee benefits, to the portfolio managers.  Portfolio manager compensation is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions.  On an annual basis, each portfolio manager receives a fixed salary based primarily on the manager's relevant industry experience, which may be increased each calendar year.  Each portfolio manager is also eligible to participate in Heartland Advisors' 401(k) plan that is offered to all Heartland Advisors' full-time employees.
On an annual basis, a portfolio manager is also eligible to receive the following compensation:
(1)           A performance-based incentive, which takes into consideration the one-year and three-year performance of a Fund before taxes managed by the portfolio manager that performs in the top 50% of its respective Lipper category.  Because each Fund is team managed, Heartland Advisors calculates the total potential pool for this performance-based incentive and generally allocates a portion of this pool to each Fund's management team member on a discretionary basis.  This total pool is determined by multiplying a basis point factor (which generally ranges from 1.0 to 4.0 basis points) by the current assets under management of each respective Fund, using a minimum asset base of $250 million, for a Fund's one-year and three-year Lipper performance.  The applicable basis point factor is determined based on the Fund's performance in its respective Lipper category for the applicable period; and
(2)           A discretionary incentive, which is based, among other factors, on the research of securities that are held or considered for purchase for the Funds, the manager's contribution to a Fund's day-to-day management, team leadership, organizational development and the profitability of Heartland Advisors.
As an additional incentive, certain portfolio managers who also manage or attract separate advisory client assets for Heartland Advisors are eligible to receive a percentage of the annual advisory fees paid by such advisory clients to Heartland Advisors.
Finally, certain portfolio managers also participate in a phantom stock ownership plan offered by Heartland Advisors' parent company, Heartland Holdings, Inc., under which they are entitled to share in the growth of the value of the firm without actually having stock ownership.

John Prichard, CFA	Growth Fund	As a principal of Knightsbridge, John Prichard's compensation is based on the net income of the overall firm.
John S. Osterweis Matthew K. Berler	Growth Fund
Mr. Osterweis' compensation as team's lead portfolio manager and Mr. Berler's compensation as a portfolio manager are fixed salaries that are determined by industry standards.  Their salaries are not based on the performance of the Fund or its overall net assets.  They each receive a fixed bonus and participate in a fixed retirement plan.  Messrs. Osterweis and Berler are shareholders of Osterweis Capital Management, Inc., and therefore are entitled to earnings proportionate to their ownership share.  They are also Members of Osterweis Capital Management, LLC, and therefore entitled earnings proportionate to their ownership interests.

Stephen P. Moore Alexander Kovriga Gregory Hermanski Zachary W. Perry	Growth Fund
Messrs. Moore, Kovriga, Hermanski and Perry's compensation as portfolio managers is a fixed salary that is determined after considering appropriate industry standards.  Their salaries are not based on the performance of the Fund or the Fund's overall net assets.  The portfolio managers receive discretionary bonuses that are not fixed.  Their discretionary bonuses are determined by a subjective evaluation of, for example but without limitation to, their contribution to the performance of the Funds and other accounts that they manage, their contributions to the quality of research and investment ideas generated by the Advisers, and the overall financial condition of the Advisers.  They also participate in a retirement plan.  Messrs. Moore, Kovriga, Hermanski and Perry are shareholders of Osterweis Capital Management, Inc., and therefore are entitled to earnings proportionate to their ownership share.  They are also Members of Osterweis Capital Management, LLC, and therefore entitled earnings proportionate to their ownership interests.

Don Cobin Tim Hasara	Small Cap Fund
A Portfolio Manager's compensation includes base salary, quarterly and annual bonuses.  Quarterly bonuses are based upon the investment performance of client accounts relative to the identified benchmarks on a one-year basis and the performance of the composite accounts relative to industry peers on a three-year basis.  Annual bonuses are based upon the achievement of mutually-agreed goals. Additional compensation may be based on firm revenues and assets under management.  A Portfolio Manager also receives certain retirement, insurance and other benefits that are broadly available to KCM's full-time employees.

John Keeley	Small Cap Fund
Mr. Keeley does not receive any compensation specifically for acting as portfolio manager of the Fund. However, as the controlling shareholder of Joley Corp., the parent company of the Adviser, Mr. Keeley has the benefit of receiving the majority of the management fees paid by the Fund to the Adviser, after payment by the Adviser of all of its expenses.

Michael C. Brilley Paul J. Jungquist	Tax-Exempt Bond Fund
The portfolio managers are employees of Sit and receive compensation from Sit.  The compensation of the portfolio managers and analysts is comprised of a fixed base salary, an annual bonus, and periodic deferred compensation bonuses.  Portfolio managers and analysts also participate in the profit sharing 401(k) plan of Sit.  Competitive pay in the marketplace is considered in determining total compensation.  The bonus awards are based on the attainment of personal and company goals which are comprised of a number of subjective and objective factors, including: the annual composite investment performance (pre-tax) of Sit's accounts (which may include the Fund) relative to the investment accounts' benchmark index (which may include the primary benchmark of the Fund); Sit's growth in assets under management from new assets (which may include assets of the Fund); profitability of Sit; and the quality of investment research efforts.  Contributions made to Sit's profit sharing 401(k) plan are subject to the limitations of the Internal Revenue Code and Regulations.

Dr. William Jump	International Fund
Clearwater pays AXA Rosenberg a fee based on the assets under management of the International Equity Fund as set forth in an investment sub-advisory agreement between AXA Rosenberg and Clearwater. AXA Rosenberg pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the International Equity Fund. The following information relates to the period ended September 30th 2008.

AXA Rosenberg compensates Dr. Jump for his management of the International Equity Fund. His compensation consists of base salary, bonus and deferred compensation. All compensation components are fixed and are not based on the performance of the International Equity Funds.

AXA Rosenberg's investment professionals' total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including AXA Rosenberg's overall profitability. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Among the factors included in this annual assessment are: (i) contribution to business results and overall business strategy; (ii) success of marketing/business development efforts and client servicing; and (iii) the relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance). Furthermore, an investment professional's seniority/length of service with the firm and management and supervisory responsibilities are relevant to compensation decisions.

N. David Samra Daniel J. O'Keefe	International Fund
Artisan Partners' portfolio managers are compensated through a fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool, the aggregate amount of which is tied to Artisan Partners' fee revenues generated by all accounts included within the manager's investment strategies, including the International Fund. Portfolio managers are not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan Partners based on assets under management. Artisan Partners bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because Artisan Partners believes this method aligns portfolio managers' interests more closely with the long-term interests of clients. The portfolio managers also participate in group life, health, medical reimbursement, and retirement plans that are generally available to all of Artisan Partners' salaried employees. All of Artisan Partners' senior professionals, including portfolio managers, have or are expected to have over a reasonable time limited partnership interests in the firm.

Edward R. Allen, III John F. Gualy Thomas N. Hunt, III Steven S. Russo	International Fund
Each of the Eagle portfolio managers are partners of Eagle.  Compensation of Eagle partners has two primary components: (1) a base salary and (2) profit participation based on ownership.  Compensation of Eagle partners is reviewed primarily on an annual basis.  Profit participations are typically paid near or just after year end.

Eagle compensates its partners based primarily on the scale and complexity of their portfolio responsibilities.  The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts.  Eagle seeks to compensate partners commensurate with their responsibilities and performance and competitive with other firms with the investment management industry.  This is reflected in the partners' salaries.

Salaries and profit participations are also influenced by the operating performance of Eagle.  While the salaries of Eagle's partners are comparatively fixed, profit participations may fluctuate substantially from year to year, based on changes in financial performance of the firm.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2010 the value, within the indicated range, of shares beneficially owned by the portfolio managers in each Fund they manage. For purposes of this table, the following letters indicates the range indicated below:

A -	$0
B -	$1 - $10,000
C -	$10,001 - $50,000
D -	$50,001 - $100,000
E -	$100,001 - $500,000
F -	$500,001 - $1,000,000
G -	More than $1 million

Portfolio Manager	Fund	Ownership
Jim Reber	Growth Fund, International Fund	A A
Tom Seto	Growth Fund, International Fund	A A
David C. Fondrie	Growth Fund	A
Hugh F. Denison	Growth Fund	A
Theodore D. Baszler	Growth Fund	A
William R. Nasgovitz	Growth Fund	A
John Prichard, CFA	Growth Fund	A
John S. Osterweis	Growth Fund	A
Matthew K. Berler	Growth Fund	A
Stephen P. Moore	Growth Fund	A
Alexander Kovriga	Growth Fund	A
Gregory S. Hermanski	Growth Fund	A
Zachary W. Perry	Growth Fund	A
Don Cobin	Small Cap Fund	A
Tim Hasara	Small Cap Fund	A
John Keeley	Small Cap Fund	A
Michael C. Brilley	Tax-Exempt Bond Fund	A
Paul J. Jungquist	Tax-Exempt Bond Fund	A
Dr. William Jump	International Fund	A
N. David Samra	International Fund	A
Daniel J. O'Keefe	International Fund	A
Edward R. Allen, III	International Fund	A
John F. Gualy	International Fund	A
Thomas N. Hunt, III	International Fund	A
Steven S. Russo	International Fund	A

EXECUTIVE OFFICERS AND TRUSTEES

Information About the Independent Trustees

Name, Address and Age	Positions Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Last 5 Years	Number of Portfolios in the Fund Complex Overseen by the Trustee	Other Directorships Held by the Trustee During the Last 5 Years
Lucy R. Jones (69) 30 East 7th Street, Saint Paul, Minnesota 55101	Trustee	Tenure: 11 yrs Term: Indefinite	Private Investor	4	None
Charles W. Rasmussen (44)1 30 East 7th Street, Saint Paul, Minnesota 55101	Trustee	Tenure: 11 yrs Term: Indefinite	President and Chief Executive Officer, P&G Manufacturing, Inc. (air filtration equipment, 2002-Present)	4	None
Laura E. Rasmussen (47)1 30 East 7th Street, Saint Paul, Minnesota 55101	Trustee	Tenure: 11 yrs Term: Indefinite	Business Owner, 3 Kittens Needle Arts (textile sales, 2006-Present)	4	None
Justin H. Weyerhaeuser (37) 30 East 7th Street, Saint Paul, Minnesota 55101	Trustee	Tenure: 3 yrs Term: Indefinite	Attorney, Jacobs Chase Attorneys (2009-Present), Volunteer Attorney, ACLU of Colorado (2007-2009), Private Investor (2006-2007)	4	None

1 Mr. Rasmussen and Ms. Rasmussen are spouses-in-law, and are nieces or nephews of Mr. Frederick T. Weyerhaeuser (see below).

Information about the Funds' Executive Officers and Interested Trustees

Name, Address and Age	Positions Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Last 5 Years	Number of Portfolios in the Fund Complex Overseen by the Trustee	Other Directorships Held by the Trustee During the Last 5 Years
Frederick T. Weyerhaeuser (79)* 30 East 7th Street, Saint Paul, Minnesota 55101	Trustee, Vice President and Secretary	As Trustee; Tenure: 23 yrs Term: Indefinite As Officer; Tenure: 23 yrs Term: Reappointed Annually	Private Investor	4	None
George H. Weyerhaeuser Jr. (57) ** 30 East 7th Street, Saint Paul, Minnesota 55101	Trustee, Chairman, Chief Executive Officer and Treasurer	As Trustee: Tenure: 4 yrs Term: Indefinite As Officer: Tenure: 4 yrs Term: Reappointed Annually	Member, Advisory Board, Pictet Advisory Overseas Services Ltd (2009-Present), Senior Vice President, Technology, Weyerhaeuser Company (1998 - 2006), Director, Clearwater Management Company (1987 - 2006)	4	Foss Waterway Development Authority Fermi Research Alliance
Jennifer D. Lammers(50) 30 East 7th Street, Saint Paul, Minnesota 55101	Chief Compliance Officer	Tenure: September 2009 - Present Term: Reappointed Annually
Chief Compliance Officer, Clearwater Management Company, Inc. (2009- Present), Chief Compliance Officer, Fiduciary Counselling, Inc. (2009- Present), Chief Compliance Officer, River Source Funds and Riversource Investments (2006- 2009), President, Tamarack Funds and Director of Finance, Voyageur Asset Management (2003 - 2006)
				N/A	N/A
Marcia Lucas	Assistant Secretary	Tenure: March 2011 - Present Term: Reappointed Annually	Second Vice President, The Northern Trust Company (2010-Present), Partner, Michael Best & Friedrich LLP (2005-2008)	N/A	N/A
 * Mr. Frederick T. Weyerhaeuser is an interested trustee due to his daughter's position as a director of Clearwater Management Company, the Funds' investment manager.
**Mr. George H. Weyerhaeuser Jr. is an interested trustee due to his positions as the Funds' CEO and Treasurer.

Responsibilities of the Board of Trustees

The business and affairs of the Trust are managed by the Trustees and they have all powers and authority necessary, appropriate or desirable to perform that function. The Trustees have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary, appropriate or desirable in connection with the management of the Trust.  The Board of Trustees initially approves investment management, subadvisory, and other service provider agreements.  The Board of Trustees annually evaluates the services received under the investment management and subadvisory agreements to determine whether to continue these agreements.  The members of the Board of Trustees were selected for their understanding of the Funds' distribution strategy and the general investment objectives of the shareholders of the Funds.  Each of the Trustees has been a long standing shareholder of the Funds.  Each Trustee was also selected due to their long-standing experience as private investors and ability to understand investment concepts and strategies, which allow the Trustees to provide effective oversight of the CMC and subadvisers.  In addition, Charles W. Rasmussen and Laura E. Rasmussen have management experience as business owners, Justin H. Weyerhaeuser has worked as an outside attorney, and Frederick T. Weyerhaeuser and George W. Weyerhaeuser, Jr. have business management experience at outside organizations.  Although the Board of Trustees does not have a formal diversity policy, it endeavors to comprise itself of members with a broad mix of professional and personal backgrounds.

The Board of Trustees' role includes monitoring risks identified during meetings of the Board or its Committees.  The Board, or its Committees, receive and review reports from CMC and the Trust's subadvisers, chief compliance officer, fund counsel, and representatives of other service providers.  These reports may cover risks related to a specific Fund, such as valuation or liquidity risk, or may address broader market or operational risks.  Each of the Trust's subadvisers is responsible for the day-to-day management and monitoring of its respective portfolio(s).  These subadvisers periodically present in-person to the Board of Trustees and also provide recurring written reports on portfolio activity to the chief compliance officer and president of CMC.  These presentations and written reports may address specific market, investment or operational risks as appropriate.  The Audit Committee of the Board of Trustees also meets at least annually with representatives of the Funds' independent auditors.

During the fiscal year ended December 31, 2010, the Board held 6 meetings.

The Board of Trustees does not have an independent chair.  George Weyerhaeuser, Jr., who serves as Chairman, is affiliated due to his position as the Funds' CEO and Treasurer.  Mr. Weyerhaeuser does not hold a position with the investment manager.  The Board of Trustees has determined that, due to the fact that Mr. Weyerhaeuser is considered an affiliated trustee solely due to his position as an officer of the Funds, rather than an affiliation with the investment manager, there is no need to appoint a lead independent trustee to facilitate the operations of the Board of Trustees.

The Board of Trustees has appointed a standing Nominating Committee comprised solely of the Independent Trustees.  The Nominating Committee has been established for the following purposes: (i) identify individuals qualified to become members of the Board of Trustees in the event that a position is vacated or created, (ii) consider all candidates proposed to become members of the Board of Trustees, (iii) select and nominate, or recommend for nomination by the Board of Trustees, candidates for election as Trustees, and (iv) set any necessary standards or qualifications for service on the Board of Trustees.  The Nominating Committee does not have formal policy that specifically addresses whether the Nominating Committee will consider shareholder nominees for election to the Board of Trustees.

During the fiscal year ended December 31, 2010, the Nominating Committee held one meeting.

The Board of Trustees has organized an Audit Committee comprised solely of the Independent Trustees.  The duties of the Audit Committee include (i) oversee the accounting and financial reporting processes and related internal controls, (ii) oversee and review the results of the independent audits, and (iii) evaluate the qualifications, independence and performance of the independent auditors and make recommendations to the Board of Trustees regarding the selection of independent auditors.

During the fiscal year ended December 31, 2010, the Audit Committee held 4 meetings.

Set forth below is information concerning trustee investments in the Funds as of December 31, 2010.

Name	Dollar Range of Equity Securities in Each Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Lucy R. Jones	Growth Fund	Over $100,000	Over $100,000
	International Fund	Over $100,000
	Small Cap Fund	Over $100,000
	Tax-Exempt Fund	Over $100,000
Charles W. Rasmussen	Growth Fund	Over $100,000	Over $100,000
	International Fund	Over $100,000
	Small Cap Fund	Over $100,000
	Tax-Exempt Fund	Over $100,000
Laura E. Rasmussen	Growth Fund	Over $100,000	Over $100,000
	International Fund	Over $100,000
	Small Cap Fund	Over $100,000
	Tax-Exempt Fund	Over $100,000
Justin H. Weyerhaeuser	Growth Fund	Over $100,000	Over $100,000
	International Fund	Over $100,000
	Small Cap Fund	Over $100,000
	Tax-Exempt Fund	Over $100,000

Frederick T. Weyerhaeuser	Growth Fund	Over $100,000	Over $100,000
	International Fund	Over $100,000
	Small Cap Fund	Over $100,000
	Tax-Exempt Fund	Over $100,000
George H. Weyerhaeuser, Jr.	Growth Fund	Over $100,000	Over $100,000
	International Fund	Over $100,000
	Small Cap Fund	Over $100,000
	Tax-Exempt Fund	Over $100,000

As of December 31, 2010, members of the Board of Trustees and officers of the Trust, as a group owned less than 1% of the outstanding shares of each of the Funds.

Information Regarding Affiliations of the Independent Trustees

No independent trustee or immediate family member of such trustee owns any equity securities in any investment adviser, underwriter or other person who is directly or indirectly controlling, controlled by or under common control with an investment adviser or underwriter of the Funds. No independent trustee or immediate family member has been involved in any transaction with such persons or organizations, or the provision of or receipt of any services to or from such persons or organizations (other than routine retail transactions). No officer of any such organization serves on the board of directors of any company of which any independent trustee serves as an officer.

Compensation of Trustees and Officers

The Trust pays no salaries to its officers.  The Trustees generally meet four times per year.  As of September 2010, each Trustee is paid a $2,000 annual retainer, $2,000 per meeting attended in person, and $500 if attending via telephone.  For committee meetings, Trustees are paid $250 if such committee meeting occurs separately from a regularly scheduled Trustee meeting.  Members of the Audit Committee are paid $500 for the meeting during which the annual report to shareholders and the results of the annual audit are reviewed with the independent auditors.  In addition the Chairman of the Board of Trustees, who also serves as the Trust's CEO, receives an additional retainer of $48,000.  Prior to September 2010, each Trustee was paid $1,000 per meeting attended in person and $250 per meeting attended via telephone.  Expenses incurred by Trustees in attending meetings are reimbursed.  Such Trustee fees and expenses are reimbursed or paid for by the CMC under the advisory agreements. The following table sets forth the amounts of compensation received by each Trustee related to Trustee services during the year ended December 31, 2010.

Name of Trustee	Aggregated Compensation From Trust	Pension or Retirement Benefits Accrued As Part of the Funds' Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees
Lucy R. Jones	$10,250	None	None	$10,250
Charles W. Rasmussen	$10,250	None	None	$10,250
Laura E. Rasmussen	$10,250	None	None	$10,250
Frederick T. Weyerhaeuser	$9,250	None	None	$9,250
George H. Weyerhaeuser, Jr.*	$34,250	None	None	$34,250
Justin H. Weyerhaeuser	$10,250	None	None	$10,250

*  Mr. G.H. Weyerhaeuser, Jr. also serves as the Trust's CEO and received the retainer discussed above.

Personal Securities Transactions. The Trust, the Investment Manager and each subadviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act, which is applicable to officers, trustees/directors and designated employees. Each code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by a Fund, and is designed to prescribe the means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. Each code is on public file with and available from the Commission.

NET ASSET VALUE

The net asset value per share of each Fund is determined as of the close of regular trading on the NYSE (the "Closing Time") on each day that the Exchange is open for trading if such determination is then required to properly process a purchase order, redemption request or exchange request for shares of such Fund. The New York Stock Exchange is usually closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the previous Friday or following Monday if any holiday falls on a Saturday or Sunday. Net asset value per share is determined by dividing the value of all of a Fund's assets, less its liabilities, by the number of shares outstanding. Investments in securities are valued at the Closing Time at the last available sale price on the principal exchange or market where they are traded. The Funds generally value equity securities traded on the NASDAQ Stock Market at the NASDAQ Official Closing Price. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Securities for which no market quotations are readily available (including those for which trading has been suspended) or where market quotations are determined to be unreliable will be valued at fair value as determined in good faith by the Board of Trustees, although the actual computations may be made by persons acting at the direction of the Board of Trustees. Additionally the Trust, in its discretion, may make adjustments to the prices of securities held by International Fund if an event occurs after the publication of market values normally used by International Fund but before the time as of which the International Fund calculates its net asset value, depending on the nature and significance of the event, consistent with applicable regulatory guidance. In this case, the International Fund t may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund's net asset value is calculated. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.   The price at which a purchase order is filled is the net asset value per share next computed after payment and a properly completed application are received by the transfer agent, unless a later computation date is specified by the investor on the purchase order.

HOW ARE SHARES PURCHASED?

Shares may be purchased directly from each Fund. There is no sales charge or underwriting commission on purchases of shares of the Funds. In order to purchase shares of either Fund, an investor must either send a check or wire funds to the transfer agent and deliver to the transfer agent a completed Purchase Order and Account Application.

Minimum Purchases. No initial or subsequent investment of less than $1,000 will be accepted by the Funds. However, reinvestments of dividends and capital gain distributions will be permitted, even if the amount of any such reinvestment is less than $1,000.

Minimum Account Size. If a shareholder holds shares of a Fund in an account which, as a result of redemptions, has an aggregate net asset value of less than $1,000, the Fund may redeem the shares held in such account at net asset value if the shareholder has not increased the net asset value of such shares in the account to at least $1,000 within three months of notice in writing by the Fund to the shareholder of the Fund's intention to redeem such shareholder's shares. During the three months following the mailing of such notice, each shareholder so notified has the opportunity to increase the value of his or her account to $1,000 and avoid redemption. An involuntary redemption consummated at a price below the shareholder's cost would result in a loss to the shareholder.

Each Fund reserves the right to waive or change minimum and additional investment amounts, and minimum account sizes. The trust reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Funds when, in the judgment of the trustees or the manager, such withdrawal is in the best interests of the trust. An order to purchase shares is not binding on, and may be rejected by, the trust until it has been confirmed in writing.

Fund Accounts. When a shareholder first purchases shares of a Fund, an account is opened in his or her name on the records of that Fund. This account provides a convenient means to make additional investments and provides for regular transaction statements without the necessity of receiving and storing certificates. When a shareholder purchases or sells shares of a Fund, an account statement showing the details of such transaction will be sent to the shareholder.

Share Certificates. Certificates representing shares of a Fund ordinarily will not be issued. However, the board of trustees may, in its sole discretion, authorize the issuance of certificates for shares of a Fund to shareholders who make a specific written request for share certificates.

EXCHANGE OF SHARES

Subject to the restrictions set forth below, some or all of the shares of a Fund, including shares purchased with reinvested dividends and/or capital gain distributions, may be exchanged for shares of another Clearwater Fund on the basis of the net asset value per share of each Fund at the time of exchange.

Instructions for exchanges are made by delivery to the transfer agent of an exchange request signed by the record owner(s) exactly as the shares being exchanged are registered. New accounts must be established with the same registration information as the account from which the exchange is to be made. The dollar amount exchanged must at least equal the $1,000 minimum investment required for each of the Funds. However, exchanges of shares of one Fund for shares of the other Fund in which the shareholder has an existing account will be permitted, even if the value of the shares exchanged is less than $1,000.

A shareholder should consider the differences in investment objectives and policies of the Funds, as described in this Prospectus, before making any exchange. For federal and (generally) state income tax purposes, an exchange of shares is treated as a redemption of the shares exchanged followed by the purchase of new shares and, therefore, is a taxable transaction for the shareholder making the exchange.

Currently, there is no charge for the exchange privilege or limitation as to the frequency of exchanges. The trust may terminate or suspend the right to make exchange requests, or impose a limit on the number of exchanges that may be effected by a shareholder within any calendar year, or impose a transaction fee in connection with any exchange, at any time with notice to shareholders as required by law.

HOW ARE SHARES REDEEMED?

Any shareholder of any of the Clearwater Funds has the right to offer shares for redemption by the trust. Redemptions will be effected at the net asset value per share next determined after receipt by the transfer agent of all required documents from the redeeming shareholder, unless a later redemption date is specified by the investor on the redemption request. Payment will be made within seven days after a redemption has been effected. However, if shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until it has assured itself that good funds have been collected for the purchase of such shares. This may take up to 15 days. A Fund may effect redemptions in kind (i.e., pay redemption proceeds consisting of portfolio securities or other non-cash assets) for redemptions in excess of $1 million if the investment manager determines, in its sole discretion that any such redemption would be in the best interests of the Fund. In order to redeem shares of a Fund, a shareholder must deliver to the transfer agent a redemption request which has been endorsed by the record holder(s) exactly as the shares are registered, and where the redemption proceeds are to be sent to an address other that the address of record, with the signature(s) guaranteed by any one of the following institutions:  (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency, provided that any such institution satisfies the standards established by the transfer agent.

If a share certificate has been issued at the discretion of the trustees, the shares represented by such certificate may be redeemed only if the share certificate is included with such redemption request and the certificate is properly endorsed with signature(s) so guaranteed or is accompanied by a properly endorsed stock power with signature(s) so guaranteed.

Net asset value per share for the purpose of redemption is determined in the manner described in "Net Asset Value." The net asset value per share received upon redemption may be more or less than the cost of shares to an investor, and a redemption is a taxable transaction for the redeeming shareholder.

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exists: the NYSE is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the trust of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for the custodian fairly to determine the value of the Fund's net assets; or the Commission, by order, so permits.

TAXES

General. Under the Tax Code, each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds do not expect to incur other than nominal state income tax liability.

Each Fund has elected to be treated as a "regulated investment company" under the Tax Code, has qualified and intends to continue to qualify for such treatment for each taxable year. To qualify as a regulated investment company under the Tax Code and be free from any U.S. federal income tax on investment company taxable income and net capital gains distributed to shareholders in accordance with the Tax Code, each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and timely distribution of its income to shareholders.

4% Excise Tax. Under the Tax Code, each of the Funds will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income (not including tax-exempt interest) and net capital gain income if it fails to meet certain distribution requirements by the end of each calendar year.  Each Fund intends to make the required distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

In order to qualify as a regulated investment company under the Tax Code, each Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) ("the 90% income test") and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.  For purposes of the 90% income test, the character of income earned by certain entities in which a Fund invests that are not treated as corporations for U.S. tax purposes (e.g. partnerships or trusts) will generally pass through to such Fund. Consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other non-qualifying income.

If each Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, each Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders.  However, if a Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained.  Each Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

Each of Growth Fund, Small Cap Fund, and International Fund may be subject to foreign withholding or other foreign taxes on its income (including taxes on interest, dividends and capital gains) from certain of its foreign investments and neither the Growth Fund nor the Small Cap Fund will be eligible to elect to pass such taxes and associated foreign tax credits or deductions through to its shareholders.  Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

Foreign Exchange Gains and Losses. Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Tax Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable a Fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by a Fund or its shareholders in future years.

Passive Foreign Investment Companies. If Growth Fund, Small Cap Fund or International Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond), in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gain) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or on gain actually received by the Fund is timely distributed to its shareholders. A Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of private foreign investment companies as ordinary income. A Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

Other Investments. Investment by a Fund in zero coupon securities, pay-in-kind securities, deferred interest securities or, in general, any other securities with original issue discount or market discount (if the Fund elects to include market discount in income on a current basis) could require the Fund to recognize income or gain prior to the receipt of cash. However, a Fund must distribute at least annually, all or substantially all of its net taxable and tax-exempt income, including such accrued income, to shareholders to qualify for taxation as a regulated investment company under the Tax Code and avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its securities under disadvantageous circumstances to generate cash, or may have to by borrow the cash, to satisfy distribution requirements. Management of the Funds will consider these potential adverse tax consequences in evaluating the appropriateness of these investments.

Options written or purchased and futures contracts entered into by a Fund on certain securities, indices and foreign currencies, as well as certain forward currency contracts, may cause a Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by a Fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 as described above, and accordingly may produce ordinary income or loss. Additionally, a Fund may be required to recognize gain if an option, futures contract, forward contract, short sale against the box, swap or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by a Fund under Section 1259 of the Tax Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though a Fund may receive no corresponding cash amounts, possibly requiring the disposition of Fund securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts, swaps and/or offsetting positions (portfolio securities or other positions with respect to which a Fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Tax Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts, swaps and straddles may affect the amount, timing and character of the Fund's income and gains or losses and hence of its distributions to shareholders.

Tax-Exempt Bond Fund may invest in debt obligations that are rated below investment-grade.  Investments in debt obligations that are at risk or in default present special issues for Tax-Exempt Bond Fund.  Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable.  These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Taxation of Shareholders. Each of Growth Fund and Small Cap Fund intends to distribute all of its net investment income, any excess of net short-term capital gain over net long-term capital loss, and any excess of net long-term capital gain over net short-term capital loss, after taking into account any capital loss carryovers of the Fund, if any, at least once each year. Tax-Exempt Bond Fund will declare its dividends from investment income daily and distribute these dividends monthly. Distributions from investment company taxable income (which does not include exempt-interest dividends paid by Tax-Exempt Bond Fund, as described below) will be taxable to shareholders either as ordinary income or, if so reported by a Fund and certain other conditions are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Distributions from net capital gain will be taxable to shareholders as long-term capital gain regardless of the shareholder's holding period for the shares.

Dividend distributions to individual shareholders may qualify for such maximum 15% U.S. federal income tax rate to the extent that such dividends are attributable to qualified dividend income, as that term is defined in Section 1(h)(11)(B) of the Tax Code, from a Fund's investment in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders.

A dividend that is attributable to qualified dividend income of a Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of such Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Capital gain dividends distributed by a Fund to individual shareholders generally will qualify for the maximum 15% federal tax rate on long-term capital gains.  A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.  Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2012.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

Distributions by a Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Certain dividends declared by a Fund as of a record date in October, November or December and paid by a Fund in January of the following year will be taxable to shareholders as if received on December 31 of the prior year. In addition, certain other distributions made after the close of a taxable year of a Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Dividends and/or capital gain distributions, if any, may be taken in cash or automatically reinvested in additional shares (at the net asset value per share). All distributions are taxable as described above whether a shareholder takes them in cash or reinvests them in additional shares of a Fund. Shareholders who purchase shares prior to a taxable distribution will nevertheless be required to treat the distribution as ordinary income or long-term capital gain as described above, even though economically it may represent a return of a portion of their investment.  Information regarding the tax status of each year's distributions will be provided to shareholders annually.

Special Tax Issues Affecting Tax-Exempt Bond Fund's Shareholders. The Tax Code permits tax-exempt interest received by a Fund to flow through as tax-exempt "exempt-interest dividends" to the Fund's shareholders, provided that the Fund qualifies as a regulated investment company and at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section 103(a) of the Tax Code. That part of a Fund's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by Tax-Exempt Bond Fund as an "exempt-interest dividend" under the Tax Code.

Tax-Exempt Bond Fund intends to take all actions required under the Tax Code to ensure that the Fund may pay "exempt-interest dividends." Distributions of net interest income from tax-exempt obligations that are designated by the Fund as exempt-interest dividends are excludable from the federal gross income of the Fund's shareholders. The Fund's present policy is to report exempt-interest dividends annually. The Fund will calculate exempt-interest dividends based on the average annual method and the percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of income that was tax-exempt during the period covered by the distribution. Shareholders are required for information purposes to report exempt-interest dividends and other tax-exempt interest on their U.S. federal income tax return. Distributions paid from taxable interest income from any net realized short-term capital gains and certain other taxable sources (possibly including certain swap payments, income from repurchase agreements, certain income from options or futures contracts or certain stripped tax-exempt obligations or their coupons, income from disposition of rights to when-issued securities prior to issuance, realized market discount, or certain other income) will be taxable to shareholders as ordinary income, whether received in cash or in additional shares.

Under the Tax Code and applicable regulations, interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as Tax-Exempt Bond Fund, will not be deductible by a shareholder in proportion to the ratio of exempt-interest dividends to all dividends (both taxable and tax-exempt) other than those treated as long-term capital gains. Indebtedness may be allocated to shares of Tax-Exempt Bond Fund even though not directly traceable to the purchase of such shares. Federal law also restricts the deductibility of other expenses allocable to shares of such Fund.

For U.S. federal income tax purposes, an alternative minimum tax ("AMT") is imposed on taxpayers to the extent that such tax exceeds a taxpayer's regular income tax liability (with certain adjustments). Exempt-interest dividends attributable to interest income on private activity bonds are treated as an item of tax preference that is included in alternative minimum taxable income for purposes of computing the federal AMT for all taxpayers. The Tax-Exempt Bond Fund may invest up to 20% of its assets in private activity bonds. In addition, a portion of all tax-exempt interest received by a corporation, including exempt-interest dividends, will be included in alternative minimum taxable income and in earnings and profits for purposes of determining the federal corporate AMT.

Because liability for the AMT depends upon the regular tax liability and tax preference items of a specific taxpayer, the extent, if any, to which any tax preference items resulting from investment in Tax-Exempt Bond Fund will be subject to the tax will depend upon each shareholder's individual situation. For shareholders with substantial tax preferences, the AMT could reduce the after-tax economic benefits of an investment in Tax-Exempt Bond Fund. Each shareholder is advised to consult his or her tax adviser with respect to the possible effects of such tax preference items.

Shares of Tax-Exempt Bond Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development revenue or private activity bonds, or persons related to "substantial users." Consult your tax adviser if you think this may apply to you.

In addition, shareholders who are or may become recipients of Social Security or certain railroad retirement benefits should be aware that exempt-interest dividends are includable in computing "modified adjusted gross income" for purposes of determining the amount of such benefits, if any, that is required to be included in gross income. The maximum amount of Social Security benefits includable in gross income is 85%.

Proposals may be introduced before Congress in the future, the purpose of which will be to restrict or eliminate the U.S. federal income tax exemption for tax-exempt securities. Tax-Exempt Bond Fund cannot predict what additional legislation may be enacted that may affect shareholders. The Fund will avoid investment in tax-exempt securities, which, in the opinion of the investment manager, pose a material risk of the loss of tax exemption. Further, if a tax-exempt security in the Fund's portfolio loses its exempt status, the Fund will make every effort to dispose of such investment on terms that are not detrimental to the Fund.

Dividends-Received Deduction. Dividends received by Growth Fund or Small Cap Fund, if any, from U.S. domestic corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend held in an unleveraged position and distributed and properly designated by the Fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends received deduction generally available to corporations under the Tax Code. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days), taking into account any holding period reductions from certain hedging or other transactions or positions that diminish risk of loss with respect to their fund shares, in order to qualify for the deduction and, if they borrow to acquire fund shares or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in adjusted current earnings and in earnings and profits for purposes of determining the federal corporate AMT.

Redemptions. Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares.  Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.  For Fund shares acquired on or before December 22, 2010, any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares. For Fund shares acquired after December 22, 2010, this loss disallowance does not apply provided that the exempt-interest dividend was a regular dividend and the applicable Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on at least a monthly basis.  If a shareholder holds Fund shares for six months or less and sells, exchanges or redeems such shares at a loss, the loss will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in a Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Back Up Withholding and Other Rules. Dividends, capital gain distributions and the proceeds of redemptions, exchanges or repurchases of shares of a Fund paid to a shareholder will be subject to 28% (currently scheduled to increase to 31% after 2012) backup withholding of U.S. federal income tax if such shareholder does not provide the Fund with his or her correct taxpayer identification number and certain certifications required by the Internal Revenue Service ("IRS") or if the Fund is notified by the IRS or a broker that the shareholder is subject to such withholding. Please refer to the purchase order and account application for additional information.

Special tax rules apply to IRA or other retirement plans or accounts and to other special classes of investors, such as tax-exempt organizations, financial institutions and insurance companies. You should consult with your own tax adviser regarding the application of any such rules in your particular circumstances.

Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Applicability to Shareholders

U.S. Shareholders. The description above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons (i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts, or estates) and who are subject to federal income tax and hold their shares as capital assets. In addition to federal taxes, a shareholder may be subject to foreign, state and local taxes on distributions from or on the value of shares of a Fund, depending on the laws of the shareholder's place of residence. The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority, which vary with respect to the taxation of such income. Each shareholder is advised to consult his own tax adviser regarding the exemption, if any, of exempt-interest dividends under the state, local tax and foreign laws applicable to the shareholder.

Non-U.S. Shareholders. Shareholders who are not U.S. persons, as defined above, are subject to different tax rules, including a possible U.S. withholding tax at rates up to 30% on certain dividends treated as ordinary income (other than certain dividends derived from short-term capital gains and qualified interest income from U.S. sources of the Fund, currently only for taxable years of the Fund commencing after December 31, 2004 and prior to January 1, 2012, and only if the Fund chooses to make a specific report relating to such dividends) and possible backup withholding at the rate of 28% unless an effective IRS Form W-8BEN, or other authorized withholding certificate is on file.  Non-U.S. shareholders may be subject to U.S. federal estate tax on the value of their shares.  None of the Funds expect to be a "U.S. real property holding corporation" as defined in section 897(c)(2) of the Code or to be subject to look-through rules for gains from the sale or exchange of U.S. real property interests.  If a Fund were a U.S. real property holding corporation, certain distributions by the Fund to non-U.S. shareholders would be subject to U.S. federal withholding tax at a rate of up to 35% and non-U.S. shareholders owning 5% or more of the Fund within one year of certain distributions would be required to file a U.S. federal income tax return to report such gains.  Effective January 1, 2013, the Funds will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and redemption proceeds made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.  Shareholders should consult their tax advisers for information on the application of these rules to their particular situations.

MORE INFORMATION ABOUT THE FUNDS

General. Organized as a Massachusetts business trust, the Trust's operations are governed by its Declaration of Trust dated January 12, 1987 as amended and restated March 1, 1998 (the "Declaration of Trust"), a copy of which is on file with the office of the Secretary of the Commonwealth of Massachusetts. Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider the election of trustees or the appointment of independent accountants for the trust on an annual basis. The Board of Trustees, however, will call a special meeting of shareholders for the purpose of electing trustees if, at any time, less than a majority of trustees holding office at the time were elected by shareholders. The Board of Trustees may remove a trustee by the affirmative vote of at least a majority of the remaining trustees. Under certain circumstances, shareholders may communicate with other shareholders in connection with requesting a special meeting of shareholders.

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of such trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or its trustees. Moreover, the Declaration of Trust provides for the indemnification out of trust property of any shareholders held personally liable for any obligations of the trust. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability would be limited to circumstances in which the trust itself would be unable to meet its obligations. In light of the nature of the trust's business and the nature and amount of its assets, the possibility of the trust's liabilities exceeding its assets, and therefore a shareholder's risk of personal liability, is extremely remote.

The Declaration of Trust further provides that the trust shall indemnify each of its trustees for any neglect or wrongdoing of any advisory board member, officer, agent, employee, consultant, investment manager or other adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, shareholder servicing or accounting agent of the trust, nor shall any trustee be responsible for the act or omission of any other trustee. The Declaration of Trust does not authorize the trust to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

Voting. Under the Declaration of Trust, the board of trustees is authorized to issue an unlimited number of shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series. Shares of the trust are freely transferable, are entitled to dividends as declared by the board of trustees and, in liquidation, are entitled to receive the net assets of their series, but not of any other series. Shareholders are entitled to cast one vote per share (with proportional voting for fractional shares) on any matter requiring a shareholder vote. Shareholders of each series vote separately as a class on any matter submitted to shareholders except when otherwise required by the 1940 Act, in which case the shareholders of all series affected by the matter in question will vote together as one class. If the board of trustees determines that a matter does not affect the interests of a series, then the shareholders of that series will not be entitled to vote on that matter.

As of December 31, 2010, each of the following persons owned five percent or more of the voting securities of each such Fund:

Fund/Owner	Percentage Ownership
CLEARWATER GROWTH FUND
Margaret Jewett Greer	7.80%
Rudolph W. Driscoll, Jr.	5.51%

CLEARWATER SMALL CAP FUND
Rudolph W. Driscoll, Jr.	5.55%

CLEARWATER INTERNATIONAL FUND
Stanley R. Day, Jr.	5.07%
Rudolph W. Driscoll, Jr.	5.05%

CLEARWATER TAX EXEMPT BOND FUND
Stanley R. Day, Jr.	10.62%
Frederick K. W. Day	8.81%

The address for all shareholders listed above is: 2000 Wells Fargo Place, 30 East 7th Street, Saint Paul, Minnesota 55101-4930.

An owner of 25% or more of the outstanding voting securities of a Fund is deemed under the 1940 Act to have a "controlling" interest in the Fund.  If the Fund held an annual meeting of shareholders, the effect of other shareholders' voting rights could be diminished by the influence of the controlling shareholder's substantial voting power.

FINANCIAL STATEMENTS

The financial statements included in the trust's annual report for the fiscal year ended December 31, 2010 (as filed with the Commission on  March 10, 2011 and accompanying this SAI) are incorporated herein by reference.

APPENDIX A - DESCRIPTION OF RATINGS

BOND RATINGS

Moody's Investors Service, Inc.

Rating	Definition
Aaa	Judged to be the best quality, carry the smallest degree of investment risk.
Aa	Judged to be of high quality by all standards.
A	Possess many favorable investment attributes and are to be considered as higher medium grade obligations
Baa	Medium grade obligations. Lack outstanding investment characteristics.
Ba	Judged to have speculative elements. Protection of interest and principal payments may be very moderate.
B	Generally lack characteristics of a desirable investment. Assurance of interest and principal payments over any long period of time may be small.

Moody's also applies numerical indicators, 1, 2, and 3, to rating categories Aa through Ba. The modifier 1 indicates that the security is in the higher end of the rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

Standard & Poor's Corporation

Rating	Definition
AAA	Highest grade obligations and possess the ultimate degree of protection as to principal and interest.
AA	Also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree.
A
Regarded as upper medium grade, have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions, interest and principal are regarded as safe.

BBB	Considered investment grade with adequate capacity to pay interest and repay principal.
BB	Judged to be speculative with some inadequacy to meet timely interest and principal payments.
B	Has greater vulnerability to default than other speculative grade securities. Adverse economic conditions will likely impair capacity or willingness to pay interest and principal.

Standard & Poor's applies indicators "+", no character, and "-" to the above rating categories AA through B. The indicators show relative standing within the major rating categories.

Fitch Ratings

Rating	Definition
AAA	Highest credit quality with exceptional ability to pay interest and repay principal.
AA	Investment grade and very high credit quality ability to pay interest and repay principal is very strong, although not quite as strong as AAA.
A	Investment grade with high credit quality. Ability to pay interest and repay principal is strong.
BBB	Investment grade and has satisfactory credit quality. Adequate ability to pay interest and repay principal.

BB	Considered speculative. Ability to pay interest and repay principal may be affected over time by adverse economic changes.
B	Considered highly speculative. Currently meeting interest and principal obligations, but probability of continued payment reflects limited margin of safety.

+ and - indicators indicate the relative position within the rating category, but are not used in AAA category.

COMMERCIAL PAPER RATINGS

Moody's

Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

Standard & Poor's

The rating A-1 is the highest commercial paper rating assigned by Standard & Poor's Corporation. The modifier "+" indicates that the security is in the higher end of this rating category.

Fitch Ratings

F-1+	Exceptionally strong credit quality.
F-1	Strong credit quality.

MUNICIPAL BOND, MUNICIPAL NOTE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

Municipal Bond Ratings

Standard & Poor's Corporation:

Rating	Definition
AAA	Highest rating; extremely strong security.
AA	Very strong security; differs from AAA in only a small degree.
A	Strong capacity but more susceptible to adverse economic effects than two above categories.
BBB	Adequate capacity but adverse economic conditions more likely to weaken capacity.
BB	Judged to be speculative with some inadequacy to meet timely interest and principal payments.
B	Has greater vulnerability to default than other speculative grade securities. Adverse economic conditions will likely impair capacity or willingness to pay interest and principal.

Standard & Poor's applies indicators "+", no character, and "-" to the above rating categories AA through B. The indicators show relative standing within the major rating categories.

Moody's Investors Services, Inc.:

Rating	Definition
Aaa	Best quality; carry the smallest degree of investment risk.
Aa	High quality; margins of protection not quite as large as the Aaa bonds.
A	Upper medium grade; security adequate but could be susceptible to impairment.
Baa	Medium grade; neither highly protected nor poorly secured--lack outstanding investment characteristics and sensitive to changes in economic circumstances.
Ba	Judged to have speculative elements. Protection of interest and principal payments may be very moderate.
B	Generally lack characteristics of a desirable investment. Assurance of interest and principal payments over any long period of time may be small.

Moody's also applies numerical indicators, 1, 2, and 3, to rating categories Aa through Ba. The modifier 1 indicates that the security is in the higher end of the rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

Fitch Ratings:

Rating	Definition
AAA	Highest credit quality with exceptional ability to pay interest and repay principal.
AA	Investment grade and very high credit quality ability to pay interest and repay principal is very strong, although not quite as strong as AAA.
A	Investment grade with high credit quality. Ability to pay interest and repay principal is strong.
BBB	Investment grade and has satisfactory credit quality. Adequate ability to pay interest and repay principal.
BB	Considered speculative. Ability to pay interest and repay principal may be affected over time by adverse economic changes.

B	Considered highly speculative. Currently meeting interest and principal obligations, but probability of continued payment reflects limited margin of safety.

+ and - indicators indicate the relative position within the rating category, but are not used in AAA category.

Municipal Note Ratings

Standard & Poor's Corporation:

Rating	Definition
SP-1	Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest.

Moody's Investors Service, Inc.:

Rating*	Definition
MIG 1	Best quality.
MIG 2	High quality.
MIG 3	Favorable quality.
MIG 4	Adequate quality.

*
A short-term issue having a demand feature, i.e., payment relying on external liquidity and usually payable upon demand rather than fixed maturity dates, is differentiated by Moody's with the use of the symbols VMIG1 through VMIG4.

Tax-Exempt Commercial Paper Ratings

Standard & Poor's Corporation:

Rating	Definition
A-1+	Highest degree of safety.
A-1	Very strong degree of safety.

Moody's Investors Service, Inc.:

Rating	Definition
Prime 1 (P-1)	Superior capacity for repayment.

APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

The investment manager is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When the investment manager has been delegated proxy-voting authority for a client, the duty of care requires it to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, the investment manager must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. The Proxy Voting Policies and Procedures are designed to complement the investment process provided to each client. The investment manager believes that the subadviser of each of the Clearwater Funds is in the best position to monitor corporate events and vote proxies in the best interests of each of the Funds' shareholders. Therefore, the investment manager has delegated proxy voting authority of each Clearwater Fund to its respective subadviser and the Funds have adopted their respective subadviser's proxy voting policies and procedures.

The Clearwater Funds report, on Form N-PX, how the Funds voted any such proxies during the most recent 12-month period ended June 30. Shareholders may request Form N-PX free of charge by calling the Transfer Agent toll free at 1-888-228-0935 or by sending a written request to: Fiduciary Counselling, Inc, 30 East 7th Street, Suite 2000, St. Paul, MN 55101 Attn: Clearwater Investment Trust Transfer Agent. Form N-PX is also available from the EDGAR database on the Commission's Internet site at http://www.sec.gov.

CLEARWATER GROWTH FUND AND CLEARWATER INTERNATIONAL FUND

Parametric Portfolio Associates

PROXY VOTING POLICY

Introduction

Proxy voting policies and procedures are required by Rule 206(4)-6 of the Investment Advisers Act of 1940. Parametric Portfolio Associates' Proxy Voting policy and Procedures are currently effective.

General Policy

We recognize our responsibility to exercise voting authority over shares we hold as fiduciary.  Proxies increasingly contain controversial issues involving shareholder rights, corporate governance and social concerns, among others, which deserve careful review and consideration.  Exercising the proxy vote has economic value for our clients, and therefore, we consider it to be our fiduciary duty to preserve and protect the assets of our clients including proxy votes for their exclusive benefit.

It is our policy to vote proxies in a prudent and diligent manner after careful review of each company's proxy statement.  We vote on an individual basis and base our voting decision exclusively on our reasonable judgment of what will serve the best financial interests of our clients, the beneficial owners of the security.  Where economic impact is judged to be immaterial, we typically will vote in accordance with management's recommendations.  In determining our vote, we will not and do not subordinate the economic interests of our clients to any other entity or interested party.

Our responsibility for proxy voting for the shareholders of a particular client account will be determined by the investment management agreement or other documentation.  Upon establishing that we have such authority, we will instruct custodians to forward all proxy materials to us.

For those clients for whom we have undertaken to vote proxies, we will retain final authority and responsibility for such voting.  In addition to voting proxies, we will

·	Provide clients with this proxy voting policy, which may be updated and supplemented from time to time;

·	Apply the policy consistently and keep records of votes for each client in order to verify the consistency of such voting;

·
Keep records of such proxy voting available for inspection by the client or governmental agencies - to determine whether such votes were consistent with policy and demonstrate that all proxies were voted; and

·	Monitor such voting for any potential conflicts of interest and maintain systems to deal with these issues appropriately.

Voting Policy

We generally vote with management in the following cases:

·	"Normal" elections of directors
·	Approval of auditors/CPA
·	Directors' liability and indemnification
·	General updating/corrective amendments to charter
·	Elimination of cumulative voting
·	Elimination of preemptive rights
·	Capitalization changes which eliminate other classes of stock and voting rights
·	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs
·	Stock purchase plans with an exercise price of not less than 85% fair market value
·	Stock option plans that are incentive based and are not excessive
·	Reductions in supermajority vote requirements
·	Adoption of anti-greenmail provisions

We generally will not support management in the following initiatives:

·	Capitalization changes which add classes of stock which are blank check in nature or that dilute the voting interest of existing shareholders
·	Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders
·	Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

·	Amendments to by-laws which would require super-majority shareholder votes to pass or repeal certain provisions
·	Classified boards of directors
·	Re-incorporation into a state which has more stringent anti-takeover and related provisions
·	Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding
·	Excessive compensation or non-salary compensation related proposals
·	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

Traditionally, shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders.  Under our fiduciary obligations, it is inappropriate to use client assets to carry out such social agendas or purposes.  Therefore, shareholder proposals are examined closely for their effect on the best interest of shareholders (economic impact) and the interests of our clients, the beneficial owners of the securities.

When voting shareholder proposals, initiatives related to the following items are generally supported:

·	Auditors attendance at the annual meeting of shareholders
·	Election of the board on an annual basis
·	Equal access to proxy process
·	Submit shareholder rights plan poison pill to vote or redeem
·	Revise various anti-takeover related provisions
·	Reduction or elimination of super-majority vote requirements
·	Anti-greenmail provisions

We generally will not support shareholders in the following initiatives:

·	Requiring directors to own large amounts of stock before being eligible to be elected
·	Restoring cumulative voting in the election of directors
·
Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders

·
Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts of restrictions based on political, special interest or international trade considerations; restrictions on political contributions; and the Valdez principals.

Proxy Committee

The Proxy Committee is responsible for voting proxies in accordance with Parametric Portfolio Associates' Proxy Voting Policy. The committee maintains all necessary corporate meetings, executes voting authority for those meetings, and maintains records of all voting decisions.

The Proxy Committee consists of the following staff:

·	Proxy Administrator
·	Proxy Administrator Supervisor
·	Portfolio Management Representative
·	Chief Investment Officer

In the case of a conflict of interest between Parametric Portfolio Associates and its clients, the Proxy Committee will meet to discuss the appropriate action with regards to the existing voting policy or outsource the voting authority to an independent third party.

Recordkeeping

Proxy Voting records are maintained for 5 years. Records can be retrieved and accessed via our third party vendor.

In addition to maintaining voting records, Parametric Portfolio Associates maintains the following:

·	Current voting policy and procedures;
·	All written client requests as they relate to proxy voting; and,
·	Any material research documentation related to proxy voting.

To Obtain Proxy Voting Information

Clients have the right to access any voting actions that were taken on their behalf. Upon request, this information will be provided free of charge.

Toll-free phone number: 1-800-211-6707

E-mail address:  proxyinfo@paraport.com

Due to confidentiality, voting records will not be provided to any third party unless authorized by the client.

CLEARWATER INTERNATIONAL FUND

AXA Rosenberg Group LLC
Proxy Voting Policy

Policy
AXA Rosenberg, as a matter of policy and as a fiduciary to our clients, has responsibility to vote proxy proposals on behalf of its clients in a manner which is reasonably anticipated to further the best economic interests of those clients and consistent with enhancing shareholder value.

AXA Rosenberg's policy and practice includes the responsibility to arrange for proxies of those clients that have delegated proxy voting responsibility to be received and voted by proxy voting service providers, to disclose any potential conflicts of interest, as well as to make information available to clients about the voting of proxies for their portfolio and to maintain relevant and required records.

For those advisory clients that did not delegate or that have expressly retained proxy voting responsibility, AXA Rosenberg has no authority and will not vote any proxies for those clients' portfolios.

AXA Rosenberg will accommodate clients who delegate proxy voting responsibility to it, but wish to retain their right to exercise proxy voting rights according to their own proxy policy or on specific proxy issues.

Background
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.  Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility
The Office of the Global CIO has the responsibility for the implementation and monitoring of our proxy voting policy and practices. Legal and Compliance are responsible for AXA Rosenberg's disclosures and recordkeeping of AXA Rosenberg's proxy voting.

Procedures
Voting Procedures
AXA Rosenberg has retained third party service providers (the "Service Providers") to assist AXA Rosenberg in coordinating and voting proxies with respect to client securities. Once it is deemed that AXA Rosenberg will vote proxies on behalf of a client, AXA Rosenberg notifies Service Providers of this delegation, thereby enabling Service Providers to automatically receive proxy information.

Service Providers will:

·	Keep a record of each proxy received;
·	Determine which accounts managed by AXA Rosenberg hold the security to which the proxy relates;
·
Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which AXA Rosenberg must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

·	Designated officers of AXA Rosenberg will periodically monitor Service Providers to assure that the proxies are being properly voted and appropriate records are being retained.
·
Other than the recommendations from the Service Providers, AXA Rosenberg will not accept direction as to how to vote individual proxies for whom it has voting responsibility from any other person or organization, except from a client to vote proxies for that client's account.

Disclosure
AXA Rosenberg will disclose in its Disclosure Document its proxy voting policy and procedures. Additionally, clients may request information regarding how AXA Rosenberg voted their proxies, and clients may request a copy of AXA Rosenberg's policy.

Client Requests for Information
All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Client Services. In response to a request, Client Reporting will provide the client with the information requested, and as applicable, will include the name of the issuer, the proposal voted upon, and how AXA Rosenberg voted the client's proxy with respect to each proposal about which client inquired.

Voting Guidelines
In the absence of specific voting guidelines from the client, AXA Rosenberg will vote proxies in the best interests of each particular client.

Conflicts of Interest
AXA Rosenberg realizes that situations may occur whereby an actual or apparent conflict of interest could arise. For example, AXA Rosenberg may manage a portion of assets of a pension plan of a company whose management is soliciting proxies. We believe our duty is to vote proxies in the best interests of our clients. Therefore, by voting in accordance with the Service Providers' Guidelines, AXA Rosenberg should avoid conflicts of interest because AXA Rosenberg votes pursuant to a pre-determined policy based on the recommendation of an independent third party.

Proxies of Certain Non-US Issuers
Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. AXA Rosenberg believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required, AXA Rosenberg will generally abstain from voting these shares unless there is a compelling reason to the contrary.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AXA Rosenberg from voting such proxies. For example, AXA Rosenberg (or its Service Providers) may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AXA Rosenberg (or its Service Providers) to provide local agents with power of attorney prior to implementing the Service Provider's voting instructions. Although it is AXA Rosenberg's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

CLEARWATER SMALL CAP FUND

Kennedy Capital Management, Inc.

Proxy Voting Policy

Rule 206(4)-6 of the Advisers Act sets forth the conditions under which advisers owe a fiduciary obligation with respect to each client for which it exercises investment discretion, including the authority and responsibility to vote proxies.  Advisers with proxy voting authority must monitor corporate developments and, where appropriate, vote proxies. In addition, advisers must cast proxy votes solely in the best interest of its clients.

Kennedy Capital Management, Inc. (the "Firm") has adopted the following policies with respect to voting proxies on behalf of its clients:

1.
This written proxy voting policy, which may be updated and supplemented from time to time, will be provided to each client for which the Firm has been delegated the authority or responsibility to vote proxies;

2.	Clients will be advised about how to obtain a copy of the proxy voting policy and information about how their securities were voted;
3.	The proxy voting policy is consistently applied and records of votes maintained for each client. Exception reports are prepared when proxies are voted other than within the written policy;
4.	The Firm documents the reasons for voting, including exceptions;
5.	The Firm maintains records of such votes cast and the client requests for proxy voting information for inspection by the client or governmental agencies;
6.	The Firm monitors such voting for any potential conflicts with the interests of its clients; and
7.
Maintains systems to ensure that material conflicts will be resolved prior to voting. The Firm will document in each case that its good faith determination was based on the clients' best interests and did not result from the conflict.

The Firm votes all proxies from a specific issuer the same way for each client absent specific voting guidelines from a client.  Clients are permitted to place reasonable restrictions on the Firm's voting authority in the same manner that they may place restrictions on the actual selection of account securities.  In order to facilitate this proxy voting process, Proxy Governance, Inc. ("PGI") has been retained as an expert in the proxy voting and corporate governance area to assist in the due diligence process related to making appropriate proxy voting decisions.

Conflicts of Interests

The Firm is an investment adviser to pension plans, public and private companies, mutual funds and individual investors.  The management fees collected from such clients are the Firm's principal source of revenue.  With respect to the fees paid to it for advisory services rendered, conflicts of interest may occur when the Firm must vote on ballot items of the public companies for which it manages the pension plan assets, and in certain cases, the Firm may have a relationship with the proponents of proxy proposals or participants in proxy contests.

To the extent that such conflicts occur, the Firm will generally follow the recommendation of the proxy voting service to ensure that the best interests of its clients are not subordinated to the Firm's interests.   The Firm may, in selected matters, disclose conflicts to its board of directors to obtain guidance to vote proxies.  Routine matters shall not constitute a material conflict with respect to this procedure.

Consistent with the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended, the Firm directs execution of client transactions to selected brokers in recognition of their furnishing investment research service.  The availability of such research may create a conflict between the interests of the client in obtaining the lowest cost execution and the Firm's interest in obtaining the service.

Proxy Governance, Inc. ("PGI")

PGI is an independent proxy advisory firm and registered investment adviser that specializes in providing a variety of fiduciary level, proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors.  The services provided to the Firm include in-depth research, analysis, and voting recommendations as well as reporting, auditing, and consulting assistance for the handling of proxy voting responsibilities.

PGI also provides the Firm with reports that reflect proxy voting activities of client portfolios. The Firm uses this information for appropriate monitoring of such delegated responsibilities. The Firm may, under soft dollar arrangements, pay for no more than the cost allocated to research services for such uses ("mixed-use" services).  The cost of that portion of the services that does not constitute "research" for the purposes of Section 28(e) is reimbursed to the broker-dealer provider.

Management Proposals:

I. When voting on ballot items which are fairly common management sponsored initiatives certain items are generally, although not always, voted affirmatively.

-	"Normal" elections of directors

-	Approval of auditors/CPA

-	Directors' liability and indemnification

-	General updating/corrective amendments to charter

-	Elimination of cumulative voting

-	Elimination of preemptive rights

II. When voting items which have a potential substantive financial or best interest impact, certain items are generally, although not always, voted affirmatively.

-	Capitalization changes which eliminate other classes of stock and voting rights

-	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization

-	Stock purchase plans with an exercise price of less than 85% fair market value

-	Stock option plans that are incentive based and not excessive

-	Other stock based plans which are appropriately structured

-	Reductions in supermajority vote requirements

-	Adoption of anti-greenmail provisions

III. When voting items that have a potential substantive financial or best interest impact, certain items are generally not voted in support of the proposed management sponsored initiative.

-	Capitalization changes which add classes of stock which are blank check in nature or that dilute the voting interests of existing shareholders

-	Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders

-	Classified boards of directors

-	Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

-	Amendments to bylaws which would require supermajority shareholder votes to pass or repeal certain provisions

-
Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders

-
Restrictions related to social, political, or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact

-	Proposals which require inappropriate endorsements or corporate actions

Active Communications With Corporate Management

The Firm has actively voted against management-sponsored initiatives where appropriate.  This is the most direct communication of the fiduciary voters' concerns in some instances.  Additional actions can or have included direct meetings with corporate representatives, conference calls, inquiries through third parties, and on occasion, letter writing.  Participation in a number of forums where the Firm can meet and discuss issues with corporate representatives includes conferences, seminars, user workshops, and other forums.  The Firm provides its policies to each client for which the Firm has been delegated the authority or responsibility to vote proxies and others, upon request.

The Firm has historically, and will in the future, review the proxy process for ERISA funds to have two operative principles:

-	Our duty of loyalty: What is the best interest of the fund beneficiaries, are their rights or ability to act being altered by this vote, is it other than beneficial;

-
The duty of prudence is the action proposed other than in the long-term financial interest of the fund.  If an issue is reviewed and found to be basically "ERISA neutral," less concern is possibly warranted than when such impacts (best interest/financial) are seen.

To date, the Firm has been an active shareholder in the context of the proxy process and when appropriate or necessary, has engaged in conversations with management and/or those who monitor the company.  The Firm will continue to carry out a detailed assessment of a company when evaluating areas of concern.

The Firm has not, to date, actively considered filing shareholder proposals or writing letters to companies on a regular basis.  These activities and others which could be considered expressions of activism are not under consideration at this time.  Should a particular equity company become a concern, the evaluation and voting process will continue to be the first level of monitoring and communication.  Participation in national forums and contacts with corporate representatives will also continue.  A more individualized approach could evolve if these methods are not satisfactory in the context of a particular company.  With numerous stocks to monitor and vote for client portfolios, the Firm recognizes it is not feasible or appropriate to be in active communication with 100% of companies.

As a result, it is believed that the current use of outside and internal resources to provide some economies of scale and to more quickly identify concerns is an effective and appropriate use of time and assets in the management process.  The final and perhaps most valuable tool the Firm can use in the process of being an active and involved fiduciary remains the weight of its vote, and through that vote, we believe we can play a significant role in bringing concerns to corporate management on behalf of our clients.

KEELEY ASSET MANAGEMENT CORP.

PROXY VOTING POLICIES & PROCEDURES

Keeley Asset Management Corp. ("KAMCO") has adopted proxy voting policies and procedures for all of its clients.  Those policies and procedures will govern the voting of portfolio securities.

KAMCO's Policies and Procedures are based on the following assumptions:
▪	Voting rights have economic value.
▪	There is a duty to cast an informed vote.
▪	Securities must be voted in a way that benefits the client solely.

The following is a summary of the manner in which KAMCO would normally expect to vote on certain matters that typically are included in the proxies that KAMCO receives each year; however, each proxy needs to be considered separately and KAMCO's vote may vary depending upon the actual circumstances presented.  Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, are necessarily considered on a case-by-case basis in light of the merits of the individual transactions.

1.	KAMCO will vote securities with management on routine matters (e.g., election of Directors, ratification or selection of Accountants).
2.	KAMCO will rely upon its analysis of other management proposals, which it will make on a case by case basis (e.g., executive compensation, stock option plans, indemnification of Directors).
3.	KAMCO will oppose anti-takeover proposals (e.g., supermajority amendments, unequal voting rights plans), except where special circumstances dictate otherwise.
4.
On matters relating to social and political responsibility, unless in KAMCO's judgment a vote in one direction or the other is likely to have a material effect on the market value of client securities, KAMCO will abstain.

All other issues brought forth will be reviewed by KAMCO on a case by case basis with the sole aim of enhancing the value of client assets.

Although KAMCO does not anticipate that voting will generally present a conflict of interest between clients on the one hand and the person exercising the vote, KAMCO, its broker-dealer affiliate Keeley Investment Corp. ("KIC"), or affiliated persons of KAMCO or KIC, KAMCO recognizes that it is possible that a conflict of interest could arise.  If KAMCO identifies a situation which it believes presents a conflict of interest, if the matter is one for which KAMCO's proxy policies as set forth above require a specific vote (e.g. an anti-takeover matter), then the proxy will be voted in accordance with the predetermined policy without regard to the conflict.  If there is no predetermined policy, or if the policy requires management to exercise judgment, then (i) if the perceived conflict involves the person exercising voting judgment on behalf of the client but does not involve KAMCO, KIC or any other person controlling those entities, the exercise of voting judgment will be made by another officer of KAMCO who does not have the conflict (ii) if there is no other officer of KAMCO who does not have a perceived conflict or the conflict involves KAMCO, KIC or someone who controls either of them, KAMCO will seek approval of its vote from the client (which approval need not be at a meeting but may be by separate telephone conferences, depending on the time available to vote) or (iii) KAMCO may retain an independent 3rd party to make a determination as to the appropriate vote on the matter, and may cast the vote in accordance with the determination.

KAMCO has adopted proxy policies and procedures which provide that KAMCO votes client securities for which it has voting power and responsibility with the goal of enhancing the value of the investment - and specifically with management on routine matters, against anti-takeover proposals, on non-routine matters in accordance with KAMCO's best judgment and on social and political matters, as directed by the client.  If KAMCO perceives a conflict of interest on any vote, it will solicit the client for direction, unless it is a matter in which the policies and procedures provide for a predetermine vote.  The proxy procedures provide for the method of voting, address responsibility for decision-making in voting and timeliness, record keeping and distribution of information to clients.  KAMCO maintains records of its proxy voting as required by the Investment Advisers Act of 1940 and the related rules of the SEC. Copies of KAMCO's complete voting policies and procedures, and of the records of how a client's securities were voted (beginning on July 1, 2003) are available by calling 312-786-5000.

CLEARWATER TAX-EXEMPT BOND FUND

(The vast majority of the fund's securities are debt issues and not voting securities to which proxy voting policies and procedures are inapplicable. These policies and procedures will typically apply to the fund's relatively small position in other investment companies.)

Sit Investment Associates, Inc.
Sit/Kim International Investment Associates, Inc.
Sit/Kim International Investment Associates II, LLC
Sit Investment Fixed Income Advisors, Inc.
Sit Fixed Income Advisors II, LLC
(collectively, "SIA")

Proxy Voting Policies and Procedures

I.	Regulatory Requirements.

The rules governing the proxy voting policies and procedures of registered investment advisers are set forth in Rule 206(4)-6 of the Investment Advisers Act of 1940 (the "Act").  SIA is subject to the Employee Retirement Income Security Act of 1974 ("ERISA") fiduciary duty provisions with respect to voting proxies on securities held in employee benefit plan accounts governed by ERISA.

Set forth below are SIA's procedures and policies on voting proxies for securities held in client accounts.  These procedures and polices are believed to satisfy the ERISA fiduciary duty requirements generally and, in particular, the Department of Labor's 1994 interpretive bulletin regarding proxy voting (IB 94-2 (CFR §2509.94-2)).

SIA's Proxy voting Policy and Procedures will be effective August 1, 2003

II.	Proxy Voting Procedures

A.    Voting.  SIA will vote all proxies for all securities held in client accounts unless a client has instructed SIA in writing not to vote proxies on its behalf.

B.     Proxy Voting Services.  In order to efficiently vote each proxy consistent with the Proxy Voting Policies, SIA has entered into a Voting Agent Services (VAS) Agreement, with Institutional Shareholder Services ("ISS"), whereby ISS provides SIA with proxy analysis, vote execution, record keeping, and reporting services.

C.     Process.

1.
Routine Proxy Proposals and Issues.  SIA personnel as identified on Exhibit A will review the proposals on each proxy.  SIA shall determine if the proxy includes a non-routine issue.  Routine proxy issues that are addressed in the Proxy Guidelines shall be voted by SIA personnel.

2.
Non-routine Proxy Proposals and Issues.  Proxy votes concerning issues that are not routine or otherwise not addressed in the Proxy Guidelines will be reviewed by the Proxy Committee or its designate(s).  The Proxy Committee or its designee(s) will review each non-routine issue on the proxy, determine SIA's vote and instruct SIA personnel how to vote the proxy.

3.	Vote Execution. SIA shall use ISS's services and systems to execute the vote.

D.     Records

1.
SIA will maintain a record of each proxy vote cast for each client account.  SIA may rely on the records maintained by ISS and also on readily available public records.  The records shall be maintained for five years and shall include:

a)	proxy voting policies and procedures;

b)	proxy statements received regarding client securities;

c)	records of votes cast on behalf of clients;

d)	records of written client requests for proxy voting information and written responses by SIA to any such written or oral client request, and;

e)	any documents prepared by or on behalf of SIA that were material in making the decision on how to vote or that memorialized the basis for the decision.

E.      Client Direction

1.
Clients may instruct SIA to vote proxies for their account according to the client's policies rather than SIA's.  For example, a client may have guidelines which promote a special interest such as social, religious, or political issues.  Under this circumstance, SIA will vote the proxy according to the instructions of the client, which may be inconsistent with SIA's Guidelines and the votes SIA casts on behalf other client accounts.  SIA shall use ISS's services and systems to execute the vote.

III.	Proxy Committee.

A.    The members of the Proxy Committee are identified on Exhibit A.

B.     The Proxy Committee is responsible for the development and the implementation of SIA's Proxy Voting Policies and Procedures and shall oversee and manage the day-to-day operations of SIA proxy voting process.

C.     The Proxy Committee or its designee(s) shall have the following duties:

1.	develop and oversee the implementation of SIA's Proxy Voting Policies and Procedures;

2.	revise and update the Guidelines as necessary;

3.	review proxy voting records; and

4.	meet when necessary to discuss and make the final decision on how to vote non-routine issues not already covered in the Guidelines.

D.      Guideline Development - Routine Matters

1.
The Proxy Committee shall develop voting guidelines ("Guidelines") to be used by SIA personnel to vote routine matters in an efficient and consistent manner without consultation with the Proxy Committee.  Votes cast using the Guidelines must be consistent with the Proxy Voting Policies and Procedures.

E.      Non-routine Issues

1.
The Proxy Committee or its designee(s) will review each non-routine issue on the proxy and determine SIA's vote.  The Proxy Committee's decision shall be made in a manner consistent with the Proxy Voting Policies and Procedures.  The Proxy Committee may consider information from many sources, including, for example, SIA analyst(s), management of the company, shareholder groups, and independent proxy research services.

IV.	Conflicts of Interest

1.
SIA may be required to vote on a proxy proposal which presents a material conflict of interest between SIA's interests (or the interests of an affiliated person of SIA) and those of a client.  In the event the client is a registered investment company, the conflict may involve the fund or its principal underwriter, or an affiliated person of the fund or its principal underwriter.

2.
The Proxy Committee shall take steps to ensure a decision to vote the proxy was based on the clients' best interest and was not the product of the material conflict.  To resolve a material conflict of interest, The Proxy Committee may (but is not limited to):

a)	base its vote on pre-determined guidelines or polices which requires little discretion of SIA personnel;

b)	disclose the conflict to the client and obtain their consent prior to voting; in the case of a registered investment company, disclose the conflict to the board of directors and obtain its consent; or

c)	base its vote on the analysis and recommendation of an independent third party such as ISS.

3.	SIA will retain records of the steps taken to resolve a material conflict of interest.

V.	Proxy Voting Policy.

A.    Principles.

1.
Generally.  SIA will fulfill its fiduciary obligation to vote proxies by voting as SIA determines to be in the best long-term economic interest of the clients, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.  With respect to this proxy voting policy, in the case of a retirement plan client refers to the beneficiaries of the plan, and in the case of investment companies client refers to the shareholders.

Voting Guidelines

2.	Proposals seeking approval of equity-based compensation, including stock option plans.

a)
Proposals to adopt or amend long-term incentive compensation plans will be examined on a case-by-case basis and may be approved if they are not excessively dilutive and provide shareholder friendly incentives.  Plans that allow repricing of options at lower prices or replacement of options with those containing more favorable terms for insiders, and not in the best interest of shareholders, will be voted against, barring any unusual circumstances.

3.	Proposals relating to changes in corporate control.

a)
Regarding unfriendly takeover and other shareholder initiatives, we seek to steer a course between the dangers to minority shareholders of "greenmail", two-step takeovers, etc., and extreme steps to resist such outside pressures which could unduly entrench insider shareholders and incumbent management.

b)
Increases in authorized but unissued common and preferred stock can at some magnitude be excessively dilutive.  New York Stock Exchange rules require shareholder approval for increases in outstanding shares in excess of 18-Ѕ%.  Increases in authorized shares to facilitate stock splits, acquisitions or other actions not materially dilutive to tangible book value and/or fully diluted earnings per share (after considering possible related earnings growth potential in future years) will be approved. Increases in authorized but unissued stock, in excess of any stated purpose, above 100% over the currently outstanding shares, will be scrutinized for their potential dilution or entrenchment effects.

c)
"Poison pill" provisions generally can be divided into two types.  The mild defensive form is a rights issue that is set off by the acquisition of or tender for more than 20% to 30% of the outstanding stock, and usually the rights are exercisable for 1 or 2 additional shares for each share owned (or to be owned after the acquisition) at a price equal to half of the market price. Generally, we favor such proposals because they seem likely to force an acquisition to deal directly with management, which improves the likelihood that minority shareholders would receive a similar price to any control block price. The strong form "poison pill" is for authorization of a new call of stock, usually a preferred stock, with unstated voting rights.  While this defensive tool may be very effective, it could, in certain contexts, be construed as an unduly entrenching power for insider shareholders or incumbent management.  We will look at the intent of such proposals in our evaluation.

4.	Proposals that affect shareholder rights, including voting rights.

a)
We generally will favor clearly delineated proxy initiatives that benefit minority shareholders, including prototype "fair price" and anti-greenmail amendments.  We may oppose exceedingly complex resolutions joining many defensive initiatives in a single amendment particularly if the principal or headlined initiative is positive for minority shareholders but it masks a large number of initiatives that together could be expected to be excessively or exclusively defensive against many outside motions.

b)
Idiosyncratic proposals from individual shareholders will be reviewed critically.  Proposals for cumulative voting power, for instance, have a long history as being proposed as helpful to minority shareholder rights, but clearly can be discriminatory to minority shareholders if some plurality of shares can thereby more easily win control of a company's board.  Similarly, in general, we will vote against shareholder initiatives to eliminate staggered boards of directors that are in place and of long standing.  Conversely, we might not favor instituting a staggered board if in context it was deemed to be part of an excessive set of potentially entrenching measures.

5.	Proposals relating to social or political issues.

a)
Social initiatives can address new issues during each annual meeting season.  We will consult with clients on issues known to be of interest to them. Otherwise, we vote as we determine to be in favor of the collective long-term best self interest of the client.

6.	Corporate Governance.

a)
Developments surrounding Enron Corporation in late 2001 and other instances of corporate malfeasance have materially heightened concerns regarding principles of corporate governance across a broad range of issues including, but not limited to, the independence of audit and nominating committees and executive compensation.  In addressing these subjects, we consult independent sources for information, including Institutional Shareholder Services, as well as SIA's industry analysts and the resources of the proxy committee.  We vote as we determine to be in the best long-term best interest of the client.

Exhibit A

Proxy Committee Members

Domestic:	International:
Roger J. Sit	Roger J. Sit
David A. Brown	Raymond Sit
Kent L. Johnson	Tasha M. Murdoff
Ronald D. Sit

SIA Personnel

The following personnel are authorized to vote proxies on behalf of SIA in a manner consistent with the Proxy Voting Policies and Procedures
Marlene Arroyo
Nancy A. Edwards
Mark D. Madden

PROXY VOTING POLICY

1.	Introduction.

As a fiduciary, Artisan Partners Limited Partnership exercises its responsibility, if any, to vote its clients' securities in a manner that, in the judgment of Artisan Partners, is in the clients' economic best interests as shareholders.  In accordance with that fiduciary obligation and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, Artisan Partners has established the following proxy voting policy.

2.	Responsibility for Voting.

Artisan Partners Limited Partnership shall vote proxies solicited by or with respect to the issuers of securities in which assets of a client portfolio are invested, unless:  (i) the client is subject to the Employees Retirement Income Securities Act ("ERISA") and the advisory agreement between Artisan Partners and the client expressly precludes the voting of proxies by Artisan Partners; (ii) the client is not subject to ERISA and the client otherwise instructs Artisan Partners; or (iii) Artisan Partners has responsibility for proxy voting and, in Artisan Partners' judgment, the cost or disadvantages of voting the proxy would exceed the anticipated benefit to the client.

3.	Primary Consideration in Voting.

When Artisan Partners votes a client's proxy with respect to a specific issuer, a client's economic interest as a shareholder of that issuer is Artisan Partners' primary consideration in determining how proxies should be voted.  Except as otherwise specifically instructed by a client, Artisan Partners generally doesn't take into account interests of other stakeholders of the issuer or interests the client may have in other capacities.

4.	Engagement of Service Provider.

Artisan Partners has engaged RiskMetrics Group (formerly Institutional Shareholder Services) ("RiskMetrics") to (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners; (ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities.  In no circumstances shall RiskMetrics have the authority to vote proxies except in accordance with standing or specific instructions given to it by Artisan Partners.  Artisan Partners retains final authority and fiduciary responsibility for the voting of proxies.  If at any time Artisan Partners has engaged one or more other entities to perform the proxy administration and research services described above, all references to RiskMetrics in this policy shall be deemed to be references to those other entities.  In addition to RiskMetrics, Artisan Partners has engaged a second service provider, Glass, Lewis & Co. ("GL"), to perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited.

5.	Voting Guidelines.

A.
Client Policy.  If the client has a proxy voting policy that has been delivered to Artisan Partners, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in that client's account in accordance with that policy.

B.
No Client Policy.  If the client does not have or does not deliver a proxy voting policy to Artisan Partners, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in the client's account in the manner that, in the judgment of Artisan Partners, is in the economic best interests of the client as a shareholder in accordance with the standards described in this Policy.  When making proxy voting decisions, Artisan Partners generally adheres to the proxy voting guidelines set forth in Appendix A hereto (the "Guidelines").  The Guidelines set forth Artisan Partners' proxy voting positions on recurring issues and criteria for addressing non-recurring issues.  The Guidelines are based on Artisan Partners' own research and analyses and the research and analyses provided by RiskMetrics.  Artisan Partners believes the Guidelines, if followed, generally will result in the casting of votes in the economic best interests of clients as shareholders.  The Guidelines will be reviewed from time to time by the Proxy Voting Committee, which Committee is further described below.

C.	Limitations on Exercising Right to Vote. In the following circumstances Artisan Partners will not vote a client's proxy:

·
No Responsibility.  In certain circumstances, a client may direct Artisan Partners not to vote on its behalf.  If such a client is an ERISA plan, the advisory agreement must expressly preclude Artisan Partners from voting.  In addition, Artisan Partners will not generally vote a client's proxy after a client has terminated its advisory relationship with Artisan Partners.

·
Limited Value.  Artisan Partners may abstain from voting the client's proxy in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder, such as when the security is no longer held in the client's portfolio or when the value of the portfolio holding is indeterminable or insignificant.

·
Unjustifiable Costs or Disadvantages.  Artisan Partners may also abstain from voting the client's proxy when the costs of or disadvantages resulting from voting, in Artisan Partners' judgment, outweigh the economic benefits of voting.  For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking").  Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting.

·
Securities Lending.  Certain of Artisan Partners' clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation.  As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy.  Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date.  Therefore, in most cases, those shares will not be voted and Artisan Partners may not be able fully to reconcile the securities held at record date with the securities actually voted.

6.	Proxy Voting Committee.

Artisan Partners' Proxy Voting Committee oversees the proxy voting process, reviews this Proxy Voting Policy at least annually, develops the Guidelines, grants authority to Proxy Administrators (as defined below) to perform administrative services relating to proxy voting and, with respect to Identified Issuers and Discretionary Votes (as described in the Guidelines) for which an investment team recommends a vote that is inconsistent with the vote recommended by RiskMetrics, makes determinations as to the votes to be cast.  The Proxy Voting Committee is comprised of the persons identified in Appendix B, as such may be amended from time to time.  Action by any two members of the Proxy Voting Committee shall constitute the action of the Committee.  To minimize the possibility that members of the Proxy Voting Committee could have certain potential conflicts of interest, none of the members of the Proxy Voting Committee shall be responsible for servicing existing clients or soliciting new clients.

7.	Administration.

A.
Designation of Proxy Administrators.  Members of the client accounting department or the legal and compliance department of Artisan Partners, or such other persons as may be designated by the Proxy Voting Committee, shall serve as Proxy Administrators.

B.	Receipt and Recording of Proxy Information. The legal and compliance department is responsible for establishing in the records for each client whether the client has:

·	vested Artisan Partners with proxy voting authority or has reserved or delegated that responsibility to another designated person; and

·	adopted a proxy voting policy that Artisan Partners is required to follow.

Such information shall be provided to a Proxy Administrator each time Artisan Partners enters into an advisory agreement with a new client.  The legal and compliance department also shall be responsible for notifying a Proxy Administrator any time a client amends its voting instructions or voting policy.

C.
Notification of Custodian and RiskMetrics.  For each client account for which Artisan Partners has discretion to vote shareholder proxies, a member of the client accounting department or a Proxy Administrator shall notify the client's custodian that all proxy materials and ballots shall be forwarded to RiskMetrics and shall notify RiskMetrics of those instructions.

D.
RiskMetrics Reports on Pending Proxy Solicitations.  RiskMetrics publishes a periodic electronic report that identifies pending meetings and due dates for ballots.  A Proxy Administrator shall review RiskMetrics' reports as necessary, but no less frequently than weekly.

E.
Procedures for Potential Conflicts of Interest.  In certain circumstances, Artisan Partners may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on behalf of clients.  Artisan Partners will be deemed to have a potential conflict of interest when voting proxies if:  (i) Artisan Partners manages assets for that issuer or an affiliate of the issuer and also recommends that its other clients invest in such issuer's securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Funds, Inc. or an employee of Artisan Partners; (iii) Artisan Partners is actively soliciting that issuer or an affiliate of the issuer as a client and the Proxy Administrator, member of the relevant investment team, or member of the Proxy Voting Committee who recommends, reviews or authorizes a vote has actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with the Proxy Administrator, the member of the relevant investment team, or a member of the Proxy Voting Committee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners, or an employee of Artisan Partners, exists that may be affected by the outcome of the proxy vote and that the Proxy Voting Committee deems to be an actual or potential conflict for the purposes of this Proxy Voting Policy.

Each person who serves as a Proxy Administrator, who is a member of an investment team that recommends votes or who serves on the Proxy Voting Committee shall, on at least an annual basis, provide to Artisan Partners a list of any portfolio companies with or in which he or she has a relationship or could otherwise be deemed to have a conflict.  Each such person shall also certify to Artisan Partners at least annually that he or she agrees to update such list promptly upon becoming aware of any relationship, interest or conflict other than what he or she originally disclosed.

Artisan Partners will maintain a list of all such issuers with whom it has deemed that it has a potential conflict voting proxies (the "Identified Issuers"), and provide such list to each Proxy Administrator.  The Proxy Administrator will refer all votes for Identified Issuers to a member of the Proxy Voting Committee by completing the form attached as Appendix C, a copy of which is attached hereto, in accordance with the procedures described below.  Based on the information provided by the Proxy Administrator and such other information as the Proxy Voting Committee may request, the Proxy Voting Committee member will conduct an independent review of the proposed vote.  If that member of the Proxy Voting Committee is a person with whom the Identified Issuer has a relationship (the "Conflicted Party"), a relative of the Conflicted Party or a member of the portfolio management team of the strategy that invests in such Identified Issuer, such person shall recuse himself or herself from the review of such vote and identify another member of the Proxy Voting Committee without any such relationship with the Identified Issuer to conduct the review described above.

Artisan Partners believes that application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined.  However, in the event an actual or potential conflict of interest has been identified, a member of the Proxy Voting Committee may instruct the Proxy Administrator to vote proxies in accordance with the recommendations of GL, provided that GL provides research and analysis with respect to the issuer in question and the Proxy Voting Committee has reason to believe GL is independent of such issuer.  Such belief may be based upon a written certification provided to Artisan Partners by GL or any other source the Proxy Voting Committee deems reliable.  In the event GL does not provide research and analysis with respect to the issuer in question or the Proxy Voting Committee has reason to believe GL is not independent of such issuer, a member of the Proxy Voting Committee may instruct the Proxy Administrator to vote proxies in accordance with the recommendations of RiskMetrics, provided that RiskMetrics provides research and analysis with respect to the issuer in question and the Proxy Voting Committee has reason to believe RiskMetrics is independent of such issuer.  If neither GL nor RiskMetrics meet these requirements, the Proxy Voting Committee shall meet and consider what course of action will best serve the interests of Artisan Partners' clients, consistent with Artisan Partners' obligations under applicable proxy voting rules.

F.
Voting Analysis.  RiskMetrics delivers information relating to its research on particular votes and its vote recommendations electronically to the Proxy Administrators.  Each Proxy Administrator shall review the research and vote recommendations and

·	for all votes relating to routine or corporate administrative items (as identified in the Guidelines), excluding Social and Environmental Issues (as identified in Section II(D) of the Guidelines):

o	if the vote does not relate to an Identified Issuer, the Proxy Administrator shall confirm with RiskMetrics that the vote will be cast in accordance with the Guidelines; or

o
if the vote relates to an Identified Issuer, the Proxy Administrator will complete the form attached hereto as Appendix C and forward a copy of that form to a member of the Proxy Voting Committee, who shall instruct the Proxy Administrator to vote in accordance with the procedures described in Section 5.E. of this Policy.

·	for all votes relating to Social and Environmental Issues (as identified in Section II(D) of the Guidelines):

o
if the vote does not relate to an Identified Issuer, the Proxy Administrator shall contact a member of the Proxy Voting Committee and such Committee member will determine whether the vote should be cast consistent with management's recommendation or submitted to the investment team(s) whose portfolios hold the subject security to ascertain the team's recommendation with respect to the vote (in which case the voting item will be treated as a discretionary item as set forth below); or

o
if the vote relates to an Identified Issuer, the Proxy Administrator will complete the form attached hereto as Appendix C and forward a copy of that form to a member of the Proxy Voting Committee, who shall instruct the Proxy Administrator to vote in accordance with the procedures described in Section 5.E. of this Policy.

·	for all other votes (identified as discretionary items in the Guidelines):

o
if the vote does not relate to an Identified Issuer, the Proxy Administrator shall contact the investment team(s) whose portfolios hold the subject security to ascertain the team's recommendation with respect to the vote.  The Proxy Administrator will then complete the form attached hereto as Appendix C.  If the team recommends a vote consistent with the recommendation of RiskMetrics, the Proxy Administrator will forward a copy of that form to at least one member of the Proxy Voting Committee, who shall review the vote to ensure that the recommendation itself is not the result of a conflict of interest.  If the team recommends a vote inconsistent with the recommendation of RiskMetrics, RiskMetrics does not make a recommendation, or the Committee member determines that the recommendation of the team is the result of a conflict of interest, the Proxy Administrator will forward the form to the members of the Proxy Voting Committee and will schedule a meeting of that Committee.  The Proxy Voting Committee will consider the team's recommended vote, any recommendation by RiskMetrics, the consistency of those recommendations with this Proxy Voting Policy, and any identified conflict of interest and shall determine the vote to be cast, in accordance with the standards set forth in this Policy.  In the absence of a conflict of interest, the Committee will generally follow the team's recommendation.

In certain circumstances, RiskMetrics may provide a recommendation with respect to a discretionary item for which no analysis or very limited analysis is provided.  In such circumstances, the Proxy Administrator may request additional information from RiskMetrics and/or independently attempt to obtain additional information regarding the issuer in question.  Any such additional information obtained will be provided to the relevant investment team.  Regardless of the extent to which additional information is obtained, team recommendations consistent with the recommendation of RiskMetrics shall be followed in accordance with and subject to the guidelines set forth above.

o
if the vote relates to an Identified Issuer, the Proxy Administrator will complete the form attached hereto as Appendix C and forward a copy of that form to a member of the Proxy Voting Committee, who shall instruct the Proxy Administrator to vote in accordance with the procedures described in Section 5.E. of this Policy.

·
for votes of particular interest to an investment team:  from time to time, the investment team(s) whose portfolios hold the subject security may determine that following the Guidelines would not be in the economic best interests of Artisan Partners' clients as shareholders; in which case, the team(s) shall notify a Proxy Administrator, who will then complete the form attached hereto as Appendix C and forward a copy of that form to the administrative assistant of the legal and compliance group, who shall forward the form to the members of the Proxy Voting Committee and schedule a meeting of that Committee.  The Proxy Voting Committee shall consider the team's recommended vote, any recommendation by RiskMetrics, the consistency of those recommendations with this Proxy Voting Policy, and any identified conflict of interest and shall determine the vote to be cast, in accordance with the standards set forth in this Policy.  In the absence of a conflict of interest, the Committee will generally follow the team's recommendation.

G.
Contacts with Issuers and Shareholders of Issuers.  Artisan Partners generally does not engage in shareholder activism and rarely initiates conversations with an issuer's management with respect to pending proxy voting issues.  However, if an employee of Artisan Partners is contacted by an issuer, a shareholder of the issuer or a proxy solicitor with respect to a pending vote, such calls will be referred to the Proxy Administrator or a member of the Proxy Voting Committee who will request that such issuer, shareholder or solicitor submit information in writing to be considered.  From time to time, a member of an investment team may discuss a pending issue with an issuer, shareholder or proxy solicitor.  Such discussions are not intended to be prohibited by this Policy; however, if a member of an investment team makes a recommendation with respect to that particular vote to the Proxy Administrator as discussed above, such conversation shall be disclosed to the Proxy Administrator and information relating to that conversation shall be recorded on the form attached as Appendix C.

8.	Review of Votes Cast.

On a quarterly basis, Artisan Partners engages in a reconciliation process by which it compares (a) the number of shares voted by RiskMetrics with the settlement date holdings of Artisan Partners' clients as of a record date and (b) the votes cast with Artisan Partners' standing and specific voting instructions.  Artisan Partners performs this quarterly reconciliation of the voting records of each client at least once per year.  Because of voting disclosure rules and regulations applicable to registered investment companies, Artisan Partners reconciles the votes cast on behalf of its registered investment company clients every quarter.

The purpose of reconciliation is to identify voting discrepancies that may be specific to a particular client's voting record and/or discrepancies that may be specific to the votes cast with respect to a particular issuer of securities. In many cases, particularly for clients participating in securities lending programs and clients in strategies with more active trading, full reconciliation of votes cast and shares held is not possible.  In addition, in some cases, RiskMetrics may not receive a ballot on behalf of a client from that client's custodian due to error of the custodian or failure of the custodian to receive the information from the issuer.  Full reconciliation of votes cast and shares held by those clients also is not possible.  However, Artisan Partners shall use reasonable efforts to determine the reasons for any discrepancies identified, and if such discrepancies are due to an administrative error of RiskMetrics, Artisan Partners shall work with RiskMetrics to minimize the risk of such errors in the future.

9.	Records and Reports.

A.
Reports.  Artisan Partners shall make a summary of this Proxy Voting Policy available to clients on at least an annual basis.  That summary may be contained in Artisan Partners' Brochure.  Artisan Partners shall also make the entire Proxy Voting Policy and Artisan Partners' proxy voting records with respect to a client's account available to that client or its representatives for review and discussion upon the client's request or as may be required by applicable law.  Artisan Partners generally will not disclose publicly its past votes, share amounts voted or held or how it intends to vote on behalf of a client account except as required by applicable law, but may disclose such information to a client who itself may decide or may be required to make public such information.  Upon a request from a person other than a client for information on Artisan Partners' proxy voting, Artisan Partners personnel will not disclose such information unless otherwise directed to do so by a client, in which case Artisan Partners personnel will direct the requesting party to the Proxy Administrator or a member of the Proxy Voting Committee who will handle the request.

B.
Records - Basis for Vote.  Artisan Partners shall maintain a copy of any document generated by Artisan Partners or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision including:

1.	For votes relating to routine or corporate administrative matters, the basis for each vote cast is reflected in the Guidelines and no additional documentation is required.

2.
For all other votes, including votes relating to discretionary items or Identified Issuers, Artisan Partners shall maintain records relating to the independent review of the Proxy Voting Committee, including a copy of any request for consideration of a vote by the Proxy Voting Committee and any other correspondence relating to recommendations made by an investment team member.

C.
Records - General.  The following documents shall also be maintained by Artisan Partners or by RiskMetrics or another third party service provider, on behalf of Artisan Partners; provided that if such documents are maintained by RiskMetrics or a service provider of Artisan Partners, RiskMetrics or such third party shall undertake to provide Artisan Partners copies of such documents promptly upon Artisan Partners' request:

1.	a copy of each proxy statement received, provided that no copy need be retained of a proxy statement found on the SEC's EDGAR website;

2.	a record of each proxy vote cast, including the issuer, the number of shares voted, a description of the proposal, how the shares were voted and the date on which the proxy was returned;

3.	a copy of each written client request for Artisan Partners' proxy voting record with respect to such client and a copy of any written response from Artisan Partner to such client for that record; and

4.	a copy of Artisan Partners' Proxy Voting Policy, including the Guidelines.

D.
Records - Retention.  All records kept under this Article 9 shall be retained no less than seven years, the first two years in an appropriate office of Artisan Partners, or, if instructed by a client, for such longer period as may be mutually agreed by Artisan Partners and such client.

10.	Attached Exhibits

Attached as exhibits are the following documents, including a specimen or specimens of forms in use as of the effective date of this policy, which may be updated from time to time.

Appendix A	Proxy Voting Guidelines

Appendix B	Proxy Voting Committee

Appendix C	Request Form for Proxy Voting Committee's Consideration of Vote

APPENDIX A
PROXY VOTING GUIDELINES

I	BACKGROUND			3
II.	GENERAL GUIDELINES			3
	A.	Reliance on Information Provided by and Due Diligence of RiskMetrics		3
	B.	Non-U.S. Securities		4
	C.	Securities Lending		4
	D.	Securities Not Acquired by Artisan Partners		4
	E.	Social and Environmental Issues		4
	F.	Consideration of Relevant Factors		5
III.	ROUTINE AND CORPORATE ADMINISTRATIVE ITEMS			5
	A.	Operational Items		5
		1.	Adjourn Meeting	5
		2.	Amend Quorum Requirements	5
		3.	Minor Amendment to Charter or Bylaws	5
		4.	Change Company Name	5
		5.	Change in Principal Place of Business or Registered Office	5
		6.	Change Date, Time or Location of Annual Meeting	5
		7.	Ratify Auditors	6
		8.	Authorize Board to Fix Remuneration of Auditors	6
		9.	Confidential Voting	6
		10.	Submission of Financial Statements and Statutory Reports	6
		11.	Cash Dividend Distributions and Profit Distribution/Allocation Plans	6
		12.	Transact Other Business	6
		13.	Electronic Communications to Shareholders	6
		14.	Routine Operational Items of Foreign Issuers	7
	B.	Board of Directors		8
		1.	Director Nominees in Uncontested Elections	8
		2.	Age Limits	9
		3.	Service on Other Boards	9
		4.	Board Size	9
		5.	Classification/Declassification of the Board	9
		6.	Cumulative Voting	9
		7.	Director and Officer Indemnification and Liability Protection	9
		8.	Filling Vacancies	9
		9.	Removal of Directors	9
		10.	Stock Ownership Requirements	9
		11.	Term Limits	9
		12.	Majority Vote Requirements	9
	C.	Mergers and Corporate Restructuring		10
		1.	Appraisal Right	10
		2.	Conversion of Securities and Corporate Reorganizations	10
	D.	Antitakeover Defenses and Voting Related Issues		10
		1.	Amend Bylaws without Shareholder Consent	10
		2.	Control Share Acquisition Provisions	10
		3.	Fair Price Provisions	10
		4.	Greenmail	10

		5.	Issue Stock for Use with Rights Plan	10
		6.	Poison Pills (Shareholder Rights Plans)	10
		7.	Shareholders' Ability to Act by Written Consent	10
		8.	Stakeholder Provisions	10
		9.	Supermajority Vote Requirements	11
	E.	Capital Structure		11
		1.	Adjustments to Par Value of Common Stock	11
		2.	Common Stock Authorization	11
		3.	Preferred Stock	11
		4.	Dual Class Stock	11
		5.	General Issuances of Equity or Equity-Linked Securities	11
		6.	Share Repurchase Programs	11
		7.	Reissuance of Repurchased Shares	12
		8.	Cancellation of Repurchased Shares	12
		9.	Stock Distributions: Splits and Dividends	12
		10.	Reverse Stock Splits	12
	F.	Executive and Director Compensation		12
		1.	Stock Plans in Lieu of Cash	12
		2.	Director Retirement Plans	12
		3.	Incentive Bonus Plans and Tax Deductibility Proposals	12
		4.	Shareholder Advisory Actions Regarding Executive Compensation	12
	G.	Bundled Proposals (Routine Items Only)		12
IV.	DISCRETIONARY ISSUES			13
	A.	Board of Directors		13
		1.	Majority of Independent Directors	13
		2.	Majority of Independent Committee Members	13
		3.	Independent Chairman (Separate Chairman/CEO)	13
		4.	Cumulative Voting	13
		5.	Director and Officer Indemnification and Liability Protection	13
	B.	Proxy Contests		14
		1.	Director Nominees in Contested Elections	14
		2.	Reimbursing Proxy Solicitation Expenses	14
	C.	Mergers and Corporate Restructuring		14
		1.	Mergers and Acquisitions, Asset Purchases and Asset Sales	14
		2.	Conversion of Securities and Corporate Reorganizations	15
		3.	Formation of Holding Company	15
		4.	Going Private Transactions (LBOs and Minority Squeezeouts)	15
		5.	Issuance of Warrants/Convertibles/Debentures	15
		6.	Joint Ventures	16
		7.	Liquidations	16
		8.	Private Placements	16
		9.	Prepackaged Bankruptcy Plans	17
		10.	Recapitalizations	17
		11.	Spinoffs	17
	D.	Antitakeover Defenses		18
		1.	Fair Price Provisions	18
		2.	Greenmail	18
		3.	Poison Pills (Shareholder Rights Plans)	18
		4.	Shareholders' Ability to Call Special Meetings	18

E.	State or Country of Incorporation		19
	1.	State Takeover Statutes	19
	2.	Reincorporation Proposals	19
F.	Capital Structure		19
	1.	Common Stock Authorization	19
	2.	Preferred Stock	19
	3.	Reverse Stock Splits	19
	4.	Preemptive Rights	19
	5.	Tracking Stock	20
G.	Executive and Director Compensation		20
	1.	Bundled Compensation	20
	2.	Compensation Plans	20
	3.	Remuneration Report	20
	4.	Stock Plans in Lieu of Cash	20
	5.	Management Proposals Seeking Approval to Reprice Options	20
	6.	Employee Stock Purchase Plans	21
	7.	Incentive Bonus Plans and Tax Deductibility Proposals	21
	8.	Shareholder Proposals Regarding Executive and Director Pay	21
	9.	Golden and Tin Parachutes	21
H.	Bundled Proposals		21

BACKGROUND.

The following proxy voting guidelines ("Guidelines") summarize Artisan Partners' positions on various issues of concern to investors and give an indication of how portfolio securities generally will be voted on proposals dealing with particular issues.  These Guidelines are based on Artisan Partners' own research and analyses and the research and analyses provided by RiskMetrics.

The Guidelines, together with the Proxy Voting Policy, will be used for voting proxies on behalf of all of Artisan Partners' clients for which Artisan Partners has voting authority.  RiskMetrics is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Artisan Partners.

The Guidelines are not exhaustive and do not include all potential voting issues.  Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Artisan Partners votes differently than indicated in the Guidelines.  Artisan Partners' investment teams are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Administrator of circumstances where the interests of clients may warrant a vote contrary to the Guidelines.  In such instances, the investment team member may submit a recommendation to the Proxy Administrator in accordance with the procedures outlined in the Proxy Voting Policy.

In addition, due to the varying regulations, customs and practices of non-U.S. countries, Artisan Partners may vote contrary to the Guidelines in circumstances where following the Guidelines would be inconsistent with local regulations, customs or practices.

II.	GENERAL GUIDELINES

A.
Reliance on Information Provided by and Due Diligence of RiskMetrics.  Artisan Partners may rely on the information provided by and due diligence efforts of RiskMetrics in determining whether to vote for or against a particular matter, provided that the Proxy Administrator, the member of the relevant investment team, or the members of the Proxy Voting Committee who recommend, review or authorize the vote does not have actual knowledge that the information provided by RiskMetrics is incorrect.

B.
Non-U.S. Securities.  In some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking").  Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting.  Artisan Partners (or RiskMetrics on behalf of Artisan Partners) maintains a list of jurisdictions in which share blocking occurs.  In such jurisdictions, there may be circumstances in which the specific securities voted might not in fact be subject to share blocking.  However, because of the complexity and variety of share blocking restrictions in the various jurisdictions in which shares are held, Artisan Partners generally does not vote proxies in those jurisdictions unless a client's proxy voting policy specifically requires other action.  In some jurisdictions, a sub-custodian bank (record holder) may not have the power to vote shares, or may not receive ballots in a timely fashion, unless the client has fulfilled certain administrative requirements (for example, providing a power of attorney to the local sub-custodian), which may be imposed a single time or may be periodic.  Artisan Partners does not have the ability to vote shares held in a client's account unless the client, in conjunction with the client's custodian, has fulfilled these requirements.

C.
Securities Lending.  Certain of Artisan Partners' clients engage in securities lending programs under which a client's shares of an issuer could be on loan while that issuer is conducting a proxy solicitation.  As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy.  Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to ask the client to recall the security prior to the record date.  In addition, in some circumstances, a client may determine that recalling the security to vote is not in its best interest and may not be willing to do so.  Therefore, in most cases, those shares will not be voted.

D.
Securities Not Acquired by Artisan Partners.  From time to time, Artisan Partners' client accounts may hold securities not specifically acquired for such accounts by Artisan Partners.  Such securities are typically received through corporate or other actions, transfers in of securities acquired by other managers, or through clients' investments in short-term investment funds for cash management purposes.  When Artisan Partners receives proxies relating to such securities, it will vote in accordance with the recommendations of RiskMetrics.

E.
Social and Environmental Issues.  When Artisan Partners votes a client's proxy, a client's economic interest as a shareholder is Artisan Partners' primary consideration in determining how proxies should be voted.  Except as otherwise specifically instructed by a client, Artisan Partners generally does not take into account interests of other stakeholders or interests the client may have in other capacities.  In general, Artisan Partners votes with management on shareholder social and environmental proposals, on the basis that a positive impact on share value can rarely be anticipated from such proposals.  Among the social and environmental issues to which this pertains are the following:  board diversification issues (e.g., representation on the board of women and minorities), consumer issues and public safety (e.g., animal rights, genetically modified foods, handguns, predatory lending, tobacco), environmental and energy issues (e.g., wildlife preservation, CERES principles, general environmental issues, global warming, recycling, renewable energy), labor standards and human rights (e.g., international codes of conduct, country-specific human rights reports, China principles, MacBride principles), military business (e.g., military sales, weapons production), workplace diversity (e.g., equal opportunity reports, sexual orientation, employee diversity) and charitable contributions.

F.
Consideration of Relevant Factors.   These Guidelines below may provide examples of factors to be considered in determining how to vote on certain issues.  These factors should not be considered exclusive or exhaustive.  The Proxy Committee shall consider such factors as it considers to be appropriate in light of the circumstances.

III.	ROUTINE AND CORPORATE ADMINISTRATIVE ITEMS
A.	Operational Items.

1.
Adjourn Meeting.  Vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.  Circumstances in which an adjournment is sought to provide management with additional time during which to seek shareholder approval of a merger/acquisition, asset purchase/sale or other like transaction of which Artisan Partners is in favor shall be deemed to be a compelling reason to support such proposals.

2.
Amend Quorum Requirements.  Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

3.
Minor Amendment to Charter or Bylaws.  Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections) or changes required by or to conform to applicable law or requirements of national exchanges or other regulatory organizations.

4.	Change Company Name. Vote FOR proposals to change the corporate name.

5.
Change in Principal Place of Business or Registered Office.  Vote FOR proposals to change principal place of business or registered office, unless the proposal appears unreasonable or would cause a change in the state or country of incorporation.  Also, vote FOR proposals to grant authorization to the board of directors to amend organizational documents in connection with such change.

6.	Change Date, Time, or Location of Annual Meeting.

.	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

.	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

7.	Ratify Auditors. Vote FOR management proposals to ratify the selection of auditors, unless:

.
An auditor has a significant professional or personal relationship with the issuer that compromises the firm's independence, including whether the amount of consulting or related services provided by the auditor to the issuer is excessive; or

.	There is reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

8.
Authorize Board to Fix Remuneration of Auditors.  Vote FOR proposals to authorize the board to fix the remuneration of auditors unless the firm does not vote in favor of the proposal to ratify the selection of those auditors or would not have done so had a proposal to ratify the selection of those auditors been made.

9.	Confidential Voting. Vote FOR proposals to adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

10.	Submission of Financial Statements and Statutory Reports. Vote FOR routine submissions of an issuer's annual financial statements and statutory reports.

11.
Cash Dividend Distributions and Profit Distribution/Allocation Plans.  Vote FOR routine submissions of an issuer's cash dividend payout and profit distribution/allocation plans.  Also, vote FOR ratification of board actions taken with respect to such dividend payouts and profit distribution/allocation plans.

12.	Transact Other Business. Vote AGAINST proposals to approve other business when it appears as a voting item.

13.
Electronic Communications to Shareholders.  Vote FOR proposals to allow for delivery of notices and various corporate documents (such as prospectuses and annual reports, for example) to shareholders via electronic means to the extent shareholders are given the right to request hard copies of such notices and documents.  Also, vote FOR proposals to grant authorization to the board of directors to amend organizational documents permitting such electronic communications to shareholders.

14.
Routine Operational Items of Foreign Issuers.  Vote FOR proposals to approve certain routine operational items frequently submitted by management of non-U.S. issuers, including, but not limited to the following:

.	election of chairman of the annual general meeting ("AGM");

.	preparation and approval of list of shareholders entitled to vote at AGM;

.	approval of meeting agenda;

.	approval of minutes of previous AGM;

.	acceptance of the submission of various reports to shareholders, including but not limited to audit committee reports, chairman's reports, operations reports, reports on company performance, etc.;

.	appointment of internal statutory auditors, but vote AGAINST appointment of internal statutory auditors that are affiliated with the issuer and are listed as independent;

.	award of cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry;

.	re-registration of shares;

.
discharge of responsibility of the management or supervisory board for the fiscal year in review, but vote AGAINST such proposal if there are serious questions about actions of the management or board members or legal action is being taken against the management or board members by other shareholders;

.	approval of retirement plans for employee directors;

.	approval of general meeting guidelines;

.	grant of authorization to the board of directors to ratify and execute approved resolutions;

.	designation of inspector or shareholder representative for approval of the minutes of the AGM;

.	acknowledgment of the proper convening of the AGM; and

.
adoption of or approval of changes to procedural rules for shareholders' general meetings, board meetings and supervisory committee meetings that are guidelines that seek to establish functions, powers, policies and procedures for these types of meetings in accordance with applicable law or requirements of national exchanges or other regulatory organizations.

In instances where a member of the Proxy Voting Committee believes that sufficient information is not available to make an informed voting decision on a matter, a vote will be placed in accordance with the recommendations of RiskMetrics.

B.	Board of Directors.

1.
Director Nominees in Uncontested Elections.  Vote FOR director nominees (including internal statutory auditors of Japanese companies) and nominees to any committee of the board of directors in uncontested elections, except that votes should be withheld from directors who, as reported in the issuer's proxy statement or materials provided by one of Artisan Partners' proxy service providers:

.
Attended less than 75% of the board and committee meetings without a valid reason for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence reduced the director's attendance below 75%;

.	Votes to implement or renew a dead-hand or slow-hand poison pill;

.	Ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years;

.	Ignored a shareholder proposal approved by a majority of the shares outstanding;

.	Failed to act on a takeover offer where the majority of the shareholders had tendered their shares;

.
With respect to director candidates of U.S. companies only, serves on the board of directors of more than six publicly-traded companies or serves as the chief executive officer of a publicly-traded company and also serves on the board of directors of more than two publicly-traded companies besides his/her own company (except that a vote will not be withheld for a candidate in director elections of the publicly traded company for which the director also serves as the chief executive officer; i.e., the vote will be withheld only in director elections for such candidate's outside boards);

.
In the past ten years was convicted of or pled guilty or no contest in a domestic or foreign court to any felony or misdemeanor involving fraud, false statements, wrongful taking of property, bribery, perjury, forgery, counterfeiting, extortion or conspiracy to commit any of these offenses, or has been found by a regulatory authority with jurisdiction over the nominee to have committed any such offense.

If the number of candidates in an election is greater than the number of seats to be filled, such election will be deemed contested and will be voted in accordance with the requirements set forth in sub-section entitled "Proxy Contests" under Discretionary Issues section of the Guidelines.

2.	Age Limits. Vote AGAINST proposals to impose a mandatory retirement age for outside directors.

3.
Service on Other Boards.  Vote FOR proposals to release restrictions of competitive activities of directors, which would permit the directors to serve on the boards of other companies to the extent such service on other boards is not otherwise limited or prohibited pursuant to applicable laws or regulations.  Vote AGAINST any proposals that would impose restrictions on competitive activities of directors that would prohibit the directors from serving on the boards of other companies, unless such restrictions or prohibitions are warranted by the applicable laws or regulations.

4.
Board Size.  Vote FOR proposals seeking to fix the board size or designate a range for the board size.  Vote AGAINST proposals that give management the ability to alter the size of the board outside a specified range without shareholder approval.

5.
Classification/Declassification of the Board.  Vote AGAINST proposals to classify the board, including proposals to amend charter or bylaws to, in effect, permit classification of the board.  Vote FOR proposals to repeal classified boards and to elect all directors annually, including proposals to amend charter or bylaws to, in effect, eliminate classification of the board.

6.
Cumulative Voting.  Vote AGAINST proposals to eliminate cumulative voting.  In director elections of companies in countries where cumulative voting is required by law or regulation, vote FOR the directors in accordance with the cumulative voting recommendations by RiskMetrics.

7.
Director and Officer Indemnification and Liability Protection.  Vote AGAINST proposals that would eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

8.
Filling Vacancies.  Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.  Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

9.	Removal of Directors. Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

10.	Stock Ownership Requirements. Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

11.	Term Limits. Vote AGAINST shareholder proposals to limit the tenure of outside directors.

12.
Majority Vote Requirements.  Vote AGAINST shareholder proposals to require election of directors by a majority of votes cast.  Vote FOR management proposals to require election of directors by a majority of votes cast.

C.	Mergers and Corporate Restructuring.

1.	Appraisal Right. Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

2.
Conversion of Securities and Corporate Reorganizations.  Vote FOR the conversion or reorganization if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

D.	Antitakeover Defenses and Voting Related Issues.

1.
Amend Bylaws without Shareholder Consent.  Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.  Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

2.
Control Share Acquisition Provisions.  Vote AGAINST proposals to amend the charter to include control share acquisition provisions.  Vote FOR proposals to restore voting rights to the control shares and to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

3.	Fair Price Provisions. Vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

4.	Greenmail. Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

5.	Issue Stock for Use with Rights Plan. Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

6.	Poison Pills (Shareholder Rights Plans). Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem (rescind) it.

7.
Shareholders' Ability to Act by Written Consent.  Vote AGAINST proposals to restrict or prohibit shareholders' ability to take action by written consent.  Vote FOR proposals to allow or make easier shareholder action by written consent.

8.	Stakeholder Provisions. Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

9.	Supermajority Vote Requirements. Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

E.	Capital Structure.

1.
Adjustments to Par Value of Common Stock.  Vote FOR management proposals to reduce the par value of common stock, unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.  Vote FOR management proposals to eliminate par value.

2.
Common Stock Authorization.  Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights unless clients hold the class with the superior voting rights.  Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

3.
Preferred Stock. Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).  Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).  Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

4.	Dual Class Stock. Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

.	It is intended for financing purposes with minimal or no dilution to current shareholders

.	It is not designed to preserve the voting power of an insider or significant shareholder

5.
General Issuances of Equity or Equity-Linked Securities.  Vote FOR proposals to issue equity or equity-linked securities with preemptive rights to a maximum of 100% or without preemptive rights to a maximum of 20% over currently issued capital over a specified period of time, unless adequate restrictions on discounts and the limit on the number of times the mandate may be refreshed are not set.

6.	Share Repurchase Programs. Vote FOR management proposals to institute open-market share repurchase plans, unless there is evidence that the proposed repurchase plans are not fair to all shareholders.

7.
Reissuance of Repurchased Shares.  Vote FOR management proposals to reissue previously repurchased shares to the extent such reissuance would have a dilution effect of no more than 10%, unless there is clear evidence of abuse of this authority in the past.

8.	Cancellation of Repurchased Shares. Vote FOR management proposals to cancel previously repurchased shares for routine accounting purposes unless the terms are unfavorable to shareholders.

9.
Stock Distributions: Splits and Dividends.  Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined by taking into consideration the results of an analysis that uses a model developed by RiskMetrics.

10.	Reverse Stock Splits. Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced or to avoid delisting.

F.	Executive and Director Compensation.

1.	Stock Plans in Lieu of Cash. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange for non-employee director plans only.

2.	Director Retirement Plans. Vote AGAINST retirement plans for non-employee directors. Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

3.
Incentive Bonus Plans and Tax Deductibility Proposals.  Vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of ensuring the deductibility of compensation under the provisions of Section 162(m) of the Internal Revenue Code if no increase in shares is requested.  Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).  Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

4.	Shareholder Advisory Actions Regarding Executive Compensation. Vote AGAINST shareholder proposals to take advisory actions regarding executive compensation.

G.
Bundled Proposals (Routine Items Only) .  Vote bundled or "conditioned" proposals that consist of routine items and that, if voted separately, would result in conflicting outcomes, pursuant to recommendations of RiskMetrics.

IV.	DISCRETIONARY ISSUES

A.	Board of Directors.

1.	Majority of Independent Directors. Vote on proposals requiring the board to consist of a majority of independent directors on a CASE-BY-CASE basis.

2.
Majority of Independent Committee Members.  Vote on proposals requiring the board audit, compensation and/or nominating committees be composed exclusively of independent directors on a CASE-BY-CASE basis.

3.
Independent Chairman (Separate Chairman/CEO).  Vote on shareholder proposals requiring the position of chairman be filled by an independent director on a CASE-BY-CASE basis, examining any or all of the following factors:

.	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties

.	The company publicly discloses a comparison of the duties of its independent lead director and that of its chairman

.	The company publicly discloses a sufficient explanation as to why it chose not to give the position of chairman to the independent lead director

.	Majority of independent directors

.	All independent key committees

.	Established governance guidelines

.	No problematic governance issues

.	Company performance

4.
Cumulative Voting.  All proposals to restore or provide for cumulative voting should be evaluated on a CASE-BY-CASE basis relative to other governance provisions contained in the company's governing documents and the company's relative performance.

5.
Director and Officer Indemnification and Liability Protection.  Proposals providing expanded insurance coverage or indemnification or liability protection in cases when a director or officer was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company, but the director's or officer's legal defense was nonetheless unsuccessful, should be evaluated on a CASE-BY-CASE basis.

B.	Proxy Contests.

1.
Director Nominees in Contested Elections.  Votes in a contested election of directors should be decided on a CASE-BY-CASE basis, with shareholders determining which directors are best suited to add value for shareholders, considering the following factors:

.	Performance of the company relative to its peers

.	Strategic plans of the incumbents and the dissidents

.	Independence of directors/nominees

.	Governance profile of the company

.	Evidence of management entrenchment

.	Experience and skills of board candidates

.	Responsiveness to shareholders

.	Whether takeover offer has been rebuffed

If the number of candidates in an election is greater than the number of seats to be filled, such election will be deemed contested.

2.
Reimbursing Proxy Solicitation Expenses.  In cases where Artisan Partners votes in favor of the dissidents, it also votes FOR reimbursing proxy solicitation expenses.  Otherwise, voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

C.	Mergers and Corporate Restructuring.

1.
Mergers and Acquisitions, Asset Purchases and Asset Sales.  Votes on mergers and acquisitions, issuance of securities to facilitate mergers and acquisitions, asset purchases and asset sales should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by considering, as applicable:

.	Strategic rationale for the transaction and financial and operational benefits

.	Offer price (cost vs. premium) and market reaction

.	How the transaction was negotiated and the process

.	Changes in corporate governance and their impact on shareholder rights

.	Conflicts of interest

2.
Conversion of Securities and Corporate Reorganizations.  Votes on proposals regarding conversion of securities and corporate reorganizations are determined on a CASE-BY-CASE basis by considering, as applicable:

.	Dilution to existing shareholders' position

.	Conversion price relative to market value

.	Financial issues

.	Control issues

.	Termination penalties

.	Terms of the offer

.	Management's efforts to pursue other alternatives

.	Conflicts of Interest

3.	Formation of Holding Company. Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis by considering:

.	Reasons for the change

.	Any financial or tax benefits

.	Regulatory benefits

.	Increases in capital structure

.	Changes to the articles of incorporation or bylaws of the company

4.	Going Private Transactions (LBOs and Minority Squeezeouts). Vote on going private transactions on a CASE-BY-CASE basis, taking into account:

.	Offer price/premium

.	Fairness opinion

.	How the deal was negotiated

.	Other alternatives/offers considered

.	Non-completion risk

.	Conflicts of interest

5.	Issuance of Warrants/Convertibles/Debentures. Votes on proposals regarding issuance of warrants, convertibles and debentures should be determined on a CASE-BY-CASE basis by considering:

.	Dilution to existing shareholders' position

.	Terms of the offer

.	Financial issues

.	Management's efforts to pursue alternatives

.	Control issues

.	Conflicts of interest

6.	Joint Ventures. Vote CASE-BY-CASE on proposals to form joint ventures, taking into account:

.	Percentage of assets/business contributed

.	Percentage ownership

.	Financial and strategic benefits

.	Governance structure

.	Conflicts of interest

.	Other alternatives

.	Non-completion risk

7.	Liquidations. Votes on liquidations should be determined on a CASE-BY-CASE basis after reviewing:

.	Management's efforts to pursue other alternatives

.	Appraisal value of the assets

.	Compensation plan for executives managing the liquidation

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

8.	Private Placements. Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis by considering:

.	Dilution to existing shareholders' position

.	Terms of the offer

.	Financial issues

.	Management's efforts to pursue alternatives

.	Control issues

.	Conflicts of interest

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

9.	Prepackaged Bankruptcy Plans. Vote on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a CASE-BY-CASE basis, after evaluating:

.	Dilution to existing shareholders' position

.	Terms of the offer

.	Financial issues

.	Management's efforts to pursue other alternatives

.	Control issues

.	Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

10.	Recapitalizations. Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account:

.	More simplified capital structure

.	Enhanced liquidity

.	Fairness of conversion terms, including fairness opinion

.	Impact on voting power and dividends

.	Reasons for the reclassification

.	Conflicts of interest

.	Other alternatives considered

11.	Spinoffs. Votes on spinoffs should be considered on a CASE-BY-CASE basis, considering:

.	Tax and regulatory advantages

.	Planned use of the sale proceeds

.	Benefits that the spinoff may have on the parent company

.	Valuation of spinoff

.	Conflicts of interest

.	Any changes in corporate governance and their impact on shareholder rights

.	Change in the capital structure

D.	Antitakeover Defenses.

1.	Fair Price Provisions. Votes on proposals to adopt fair price provisions or opt out of state fair price provisions are determined on a CASE-BY-CASE basis giving consideration to the following factors:

.	Percentage of outstanding shares that an acquirer must obtain before triggering the defense

.	Formula employed in determining fair price

.	Vote needed to overcome the board's opposition to the acquisition

.	Vote required to repeal or amend the fair pricing provision

.	Size of the block of shares controlled by officers, directors, and their affiliates

.	Other takeover provisions

.	Company history relating to premium acquisition offers

2.
Greenmail.  Votes on anti-greenmail proposals which are bundled with other charter or bylaw amendments should be determined on a CASE-BY-CASE basis after determining whether the overall effect of the proposal is positive or negative for shareholders.

3.
Poison Pills (Shareholder Rights Plans) .  Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis.  Ideally, plans should embody the following attributes:

.	20% or higher flip-in or flip-over

.	Two to three year sunset provision

.	No dead-hand, slow-hand, no-hand or similar features

.
Shareholder redemption feature: If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

4.
Shareholders' Ability to Call Special Meetings.  Votes on proposals to restrict or prohibit shareholders' ability to call special meetings or to remove restrictions on the right of shareholders to act independently of management should be evaluated on a CASE-BY-CASE basis.

E.	State or Country of Incorporation.

1.
State Takeover Statutes.  Votes on proposals to opt in or out of state takeover statutes (control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pills endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions) should be considered on a CASE-BY-CASE basis.

2.
Reincorporation Proposals.  Votes on proposals to change a company's state or country of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns:

.	Reasons for reincorporation

.	Comparison of company's governance provisions prior to and following the transaction

.	Comparison of corporation laws of original state or country and destination state or country

F.	Capital Structure.

1.
Common Stock Authorization.  Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis, taking into consideration the results of an analysis that uses a model developed by RiskMetrics.

2.
Preferred Stock.  Votes on proposals to increase the number of shares of blank check preferred shares are determined on a CASE-BY-CASE basis after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

3.
Reverse Stock Splits.  Votes on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis, taking into consideration the results of an analysis that uses a model developed by RiskMetrics.

4.	Preemptive Rights. Votes regarding shareholder proposals seeking preemptive rights should be determined on a CASE-BY-CASE basis after evaluating:

.	The size of the company

.	The shareholder base

.	The liquidity of the stock

5.	Tracking Stock. Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against the following factors:

.	Adverse governance changes

.	Excessive increases in authorized capital stock

.	Unfair method of distribution

.	Diminution of voting rights

.	Adverse conversion features

.	Negative impact on stock option plans

.	Other alternatives such as a spinoff

G.	Executive and Director Compensation.

1.
Bundled Compensation.  Votes on non-executive director compensation proposals that include both cash and share-based components as well as proposals that bundle compensation for both non-executive and executive directors into a single resolution are determined on a CASE-BY-CASE basis.

2.
Compensation Plans.  Votes on compensation plans for executives and directors are determined on a CASE-BY-CASE basis, taking into account the results of an analysis that uses a proprietary, quantitative model developed by RiskMetrics.

3.
Remuneration Report.  Votes on an issuer's compensation policy as set out in a remuneration report are determined on a CASE-BY-CASE basis, taking into account the results of an analysis that uses a proprietary, quantitative model developed by RiskMetrics.

4.
Stock Plans in Lieu of Cash.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis taking into account the results of an analysis that uses a proprietary, quantitative model developed by RiskMetrics.  Votes on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

5.	Management Proposals Seeking Approval to Reprice Options. Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

.	Historic trading patterns

.	Rationale for the repricing

.	Value-for-value exchange and treatment of surrendered options

.	Option vesting period and term of the option

.	Exercise price

.	Participants

6.	Employee Stock Purchase Plans. Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis, by considering the following factors:

.	Purchase price compared to fair market value

.	Offering period

.	Potential voting power dilution

7.
Incentive Bonus Plans and Tax Deductibility Proposals.  Votes to amend existing plans to increase shares reserved and to qualify for tax deductibility under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis taking into account the results of an analysis that uses a proprietary, quantitative model developed by RiskMetrics.

8.
Shareholder Proposals Regarding Executive and Director Pay.  Vote on a CASE-BY-CASE basis for all shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers' compensation, pay level versus industry-typical compensation, and long term corporate outlook.

9.
Golden and Tin Parachutes.  Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes (severance plans that cover senior level executives of a firm in the event that the firm undergoes a change in control) or tin parachutes (severance plans that cover all of the employees of a company in the event it undergoes a change in control). An acceptable parachute should include the following:

.	The parachute should be less attractive than an ongoing employment opportunity with the firm; and

.	The triggering mechanism should be beyond the control of management.

H.	Bundled Proposals. Vote bundled or "conditioned" proposals on a CASE-BY-CASE basis taking into account the aggregate effect of the items.

APPENDIX B
PROXY VOTING COMMITTEE

Janet D. Olsen
Lawrence A. Totsky
Gregory K. Ramirez
Sarah A. Johnson
Jasna B. Dolgov

Revised Date: 03/24/09

APPENDIX C
REQUEST FOR PROXY VOTING COMMITTEE'S
CONSIDERATION OF VOTE

For votes on issues other than routine or corporate administrative items (as described in the Guidelines), Artisan Partners' Proxy Voting Policy requires a Proxy Administrator to contact the investment team(s) whose portfolio(s) hold the subject security to ascertain the team's recommendation with respect to the vote. In addition, the Policy permits portfolio managers to submit recommendations for proxy votes for items not covered in the Guidelines or that are contrary to the Guidelines to the Proxy Voting Committee.  The Committee is then responsible for reviewing the recommendation and determining the vote to be cast. The Proxy Voting Policy also requires that all votes taken with respect to Identified Issuers be presented to the Committee for review and determination as to the votes to be cast.  In order to facilitate the process of reviewing an investment team's recommendation and/or a vote relating to an Identified Issuer, the Proxy Administrator shall complete the form below and provide it to the administrative assistant of the legal and compliance group.  The administrative assistant will forward the form to members of the Committee, who will review it in connection with their convening a meeting.

Capitalized terms not otherwise defined in this Appendix have the meanings ascribed to them in the Policy.

Part I.  Information on Proxy Issue (to be completed by Proxy Administrator)

a.	Name of issuer:

Date of meeting:	Deadline for casting vote:

c.	Investment strategy or strategies in which issuer is held:

d.	Does Artisan Partners hold on behalf of its clients more than 5% of the outstanding shares of the issuer? [ ] Yes [ ] No

e.	Is issuer an Identified Issuer? [ ] Yes [ ] No

f.	Attach research and recommendation from RiskMetrics on the matter(s) to be voted and identify the item(s) to be considered by the Committee by circling the agenda item(s).

g.	Name of proxy administrator:

Part II.  Recommendation from Investment Team(s) (to be completed by the Proxy Administrator)

a.	Name of investment team contact:

b.	Describe below (or attach hereto) the recommended vote(s), together with the relevant factors the team considered related to the recommended vote.

Part III.  Determination of Vote to be Cast (to be completed by the Committee)

The Committee shall review the foregoing information and such other information as it deems relevant and appropriate to determine the vote to be cast, in accordance with the standards set forth in the Policy.

Describe below (or attach hereto) any additional considerations of the Committee in determining the vote to be cast.

In accordance with the standards set forth in the Policy and upon review of the foregoing, the Committee has determined to cast the following votes:

Approved by the Committee on _________________________

By:	, on behalf of the Committee
Print Name:

PROXY VOTING PROCEDURES

I.	Introduction

Eagle has each adopted and implemented policies that the Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.  The Adviser's authority to vote the proxies of its clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policies and Procedures. These proxy policies reflect the Securities and Exchange Commission ("SEC") requirements governing Adviser and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

In developing these policies and procedures, Eagle considered numerous risks associated with the proxy voting process.  This analysis includes risks such as:

·	Eagle lacks written proxy voting policies and procedures;
·	Proxies are not voted in Clients' best interests;
·	Conflicts of interest between Eagle and a Client are not identified or resolved;
·	Proxy voting records, Client requests for proxy voting information, and Eagle's responses to such requests, are not properly maintained;
·	Eagle lacks policies and procedures regarding Clients' participation in class action lawsuits; and
·	Eagle lacks procedures to ensure it is voting the correct number of proxies.

Eagle has established the following guidelines as an attempt to mitigate these risks.

Overview

The Adviser manages its clients' assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client.  In pursuing that goal, the Adviser seeks to exercise its clients' rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies' economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company's stock option plans for directors, officers or employees). The Adviser is adopting the formal written guidelines described in detail below and will utilize such guidelines in voting proxies on behalf of its clients.  These guidelines are designed to promote accountability of a company's management and board of directors to its shareholders and to align the interests of management with those of shareholders.

In seeking to ensure a level of consistency and rationality in the proxy voting process, the guidelines contained in these policies are designed to address the manner in which certain matters that arise regularly in proxies will generally be voted.  However, the Adviser takes the view that these guidelines should not be used as mechanical instructions for the exercise of this important shareholder right.  Except in the instance of routine matters related to corporate administrative matters which are not expected to have a significant economic impact on the company or its shareholders (on which the Adviser will routinely vote with management), the Adviser will review each matter on a case-by-case basis and reserve the right to deviate from these guidelines when they believe the situation warrants such a deviation.  In addition, no set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to review and vote proxies on behalf of the Adviser's clients) may seek insight from the Adviser's analysts, portfolio managers, and from internal research on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. The Proxy Administrator may also rely upon third-party analysis from RiskMetrics as an aide in the decision-making process.  The guidelines are just that: guidelines rather than hard and fast rules, simply because corporate governance issues are so varied.

Proxy Policy

Eagle's policy is to vote all proxies that it receives for accounts that have designated voting rights to the Company unless an exception exists.

Proxy Procedures

The Proxy Administrator is responsible for ensuring that proxies are voted pursuant to Eagle policy and Proxy Voting Guidelines as set forth below.

Exceptions

·	Where proxies are received late they will not be voted.
·	When proxies are received outside of the time frame deemed necessary to obtain any necessary research they may not be voted.
·
Certain securities or specific classes may be subject to share blocking procedures that differ between custodians.  It is Eagle's policy to vote "take no action" on such securities and where no such voting option is available it is Eagle's policy not to vote.

Proxy Voting Services and Reconciliation

Eagle votes proxies through Governance Analytics for its Mutual Fund clients, through Broadridge for its separate account clients and manually via paper ballot for any accounts that are not set up through those systems.  For each new separate account client, Eagle sends a Broadridge new account form to the client's custodian.  Eagle requests that the custodian complete the Broadridge new account form and forward it to Broadridge, with a copy to the Company.  If Eagle does not receive a copy of the completed Broadridge new account form within a reasonable period of time, it will follow up with the custodian to ensure that the proper paperwork has been submitted.

Because Eagle manages client accounts held with a number of different custodians, it is not feasible for the Company to reconcile client proxies each time a vote occurs.  Therefore, Eagle shall follow these procedures for reconciling proxies:

·
On a case-by-case basis, the Proxy Administrator shall make the determination of whether he deems a proxy to be material, consulting with the appropriate investment committees as necessary.  Among other things, the Proxy Administrator may take the following factors into consideration when making this determination: the nature of the vote and the number of shares held in client accounts versus the total shares outstanding.  Proxies related to securities for which Eagle files on Schedule D or Schedule G should always be considered material.

·	If the proxy is deemed to be material, the Proxy Administrator shall then take steps to reconcile the number of proxies to the number of shares held in client accounts.

·
The Proxy Administrator will maintain documentation of each reconciliation.  In the event that a reconciliation identifies proxy voting exceptions, the Proxy Administrator will document the reason(s) for the exceptions and further actions taken, if any.

·
The Proxy Administrator may conduct additional reconciliations as needed.  At least one proxy will be reconciled for each investment model each year, regardless of whether a material proxy has been identified.

Proxy Voting Guidelines

The following guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders.  Absent unusual circumstances, the Adviser will utilize these guidelines in conjunction with recommendations from Institutional Shareholder Services when voting proxies on behalf of its clients.

A.	Election of Board of Directors

The Adviser believes that a Board of Directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, the Adviser believes that important Board committees (e.g., audit, nominating and compensation committees) should be entirely independent.  In general,

·	The Adviser will support the election of directors that result in a Board made up of a majority of independent directors.

·	The Adviser will support the election for independent directors to serve on the audit, compensation, and/or nominating committees of a Board of Directors.

·
The Adviser will hold all directors accountable for the actions of the Board's committees. For example, the Adviser will consider withholding votes for nominees who have recently approved compensation arrangements that the Adviser deems excessive or propose equity-based compensation plans that unduly dilute the ownership interests of shareholders.

·	The Adviser will support efforts to declassify existing Boards, and will vote against proposals by companies to adopt classified Board structures.

·	The Adviser will vote against proposals for cumulative voting, confidential stockholder voting and the granting of pre-emptive rights.

B.	Approval of Independent Auditors

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit-related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee.  The Adviser will also consider the reputation of the auditor and any problems that may have arisen in the auditor's performance of services.

C.	Executive Compensation

The Adviser believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, employees, and directors. However, the Adviser is opposed to plans that substantially dilute shareholders' ownership interests in the company or have objectionable structural features.

·
The Adviser will generally vote against plans where total potential dilution (including all equity-based plans) seems likely to exceed 15% of shares outstanding over ten years and extends longer than ten years.

·	The Adviser will generally vote against plans if annual option grants exceed 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on client shareholdings the Adviser will consider other factors such as specific industry practices, company and stock performance and management credibility.   The Proxy Administrator may consult with the relevant analyst(s), portfolio manager(s), or third-party research to determine when or if it may be appropriate to exceed these guidelines.

·	The Adviser will typically vote against plans that have any of the following structural features:

o	Ability to re-price underwater options without shareholder approval.

o	The unrestricted ability to issue options with an exercise price below the stock's current market price.

o	Automatic share replenishment ("evergreen") feature.

·	The Adviser is supportive of measures intended to increase long-term stock ownership by executives. These may include:

o	Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).

o	Using restricted stock grants instead of options.

Utilizing phased vesting periods or vesting tied to company specific milestones or stock performance. The Adviser will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

In assessing a company's executive compensation plan, the Adviser will weigh all components of the plan.  For example, the grant of stock options to executives of a company in a particular year may appear excessive if that grant goes above 2% of the shares outstanding of the company.  However, such grants may be appropriate if the senior management of the company has accepted significantly reduced cash compensation for the year in lieu of receiving a greater number of options.

D.	Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Adviser opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions.  In general,

·
Because a classified board structure prevents shareholders from electing a full slate of directors annually, the Adviser will typically vote against proposals to create classified boards and vote in favor of shareholder proposals to declassify a board.

·	The Adviser will vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote.
·	The Adviser will vote for shareholder proposals that seek to eliminate supermajority voting requirements and oppose proposals seeking to implement supermajority voting requirements.
·
The Adviser will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the board of directors when the stock is issued, when used as an anti-takeover device.  However, such "blank check" preferred stock may be issued for legitimate financing needs and the Adviser may vote for proposals to issue such preferred stock when it believes such circumstances exist.

·	The Adviser will vote for proposals to lower barriers to shareholder action (for example, limiting rights to call special meetings or act by written consent).
·	The Adviser will vote against proposals for a separate class of stock with disparate voting rights.
·
The Adviser will consider on a case-by-case basis on board approved proposals regarding changes to a company's capitalization; however, the Adviser will generally vote in favor of proposals authorizing the issuance of additional common stock (except in the case of a merger, restructuring or another significant corporate event which will be handled on a case-by-case basis), provided that such issuance does not exceed three times the number of currently outstanding shares.

E.	State of Incorporation/Offshore Presence

Under ordinary circumstances, the Adviser will not interfere with a choice to reincorporate or reorganize a company in a different jurisdiction, provided that management's decision has been approved by the board of directors.  The Adviser recognizes that there may be benefits to reincorporation (such as tax benefits and more developed business laws in the jurisdiction of reincorporation).  Each proposal to reincorporate in offshore tax havens will be reviewed on a case-by-case basis to determine whether such actions are in the best interests of the shareholders of the company, including the Adviser's clients.

F.	Environmental/Social Policy Issues

The Adviser believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the company's board of directors. The Adviser recognizes that certain social and environmental issues raised in shareholder proposals are the subject of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies.  The Adviser generally supports management on these types of proposals, although they may make exceptions where they believe a proposal has substantial economic implications.   The Adviser expects that the companies in which they invest its clients' assets will act as responsible corporate citizens.

G.	Circumstances under which the Adviser Will Abstain from Voting

The Adviser will seek to vote all proxies for clients who have delegated the responsibility to vote such proxies to the Adviser.  Under certain circumstances, the costs to its clients associated with voting such proxies would far outweigh the benefit derived from exercising the right to vote.  In those circumstances, the Adviser will make a case-by-case determination on whether or not to vote such proxies.  In the case of countries which required so-called "share blocking," the Adviser will take no action from voting.  The Adviser will not seek to vote proxies on behalf of its clients unless it has agreed to take on that responsibility on behalf of a client.  Finally, the Adviser may be required to abstain from voting on a particular proxy in a situation where a conflict exists between the Adviser and its client.  The policy for resolution of such conflicts is described below.

Identification and Resolution of Conflicts with Clients

As fiduciaries to its clients, the Adviser puts the interests of its clients ahead of its own.  In order to ensure that relevant personnel of the Adviser are able to identify potential conflicts of interest, the Adviser will take the following steps:

·
Quarterly, the Proxy Administrator will compile a list of significant clients or prospective clients of the Adviser (the "Conflicted Companies").  A Conflicted Company is a company/client that makes up more than 10% of the Advisors revenue or a company where the Advisors is also a finalist for new business that makes up more than 10% of the Advisors revenue.

·
The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she expects to receive or has received proxy statements (the "Proxy Companies").  If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Eagle CCO, as well as to the Eaton Vance Chief Legal Officer and the Chief Equity Investment Officer if Eaton Vance accounts are involved.

The Eagle CCO (in coordination with the Eaton Vance Chief Legal Officer and Chief Equity Investment Officer if Eaton Vance accounts will be affected) will then determine if a conflict of interest exists between the relevant Adviser and its client.   If they determine that a conflict exists, they or their designees will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.

·
If the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies (the "Policies"), he will (i) inform the Eaton Vance Chief Legal Officer and Chief Equity Investment Officer (or their designees) of that fact,    (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.

·
If the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the Adviser will seek instruction on how the proxy should be voted from:

o	The client, in the case of an individual or corporate client;
o	In the case of a Fund its board of directors, or any committee identified by the board; or
o	The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally abstain from voting in order to avoid the appearance of impropriety.  If however, the failure of the Adviser to vote its clients' proxies would have a material adverse economic impact on the Adviser's clients' securities holdings in the Conflicted Company, the Adviser may vote such proxies in order to protect its clients' interests.   In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

Recordkeeping

The Adviser will maintain records relating to the proxies they vote on behalf of its clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended.  Those records will include:

·	A copy of the Adviser's proxy voting policies and procedures;
·
Proxy statements received regarding client securities (if such proxies are available on the SEC's EDGAR system or a third party undertakes to promptly provide a copy of such documents to the Adviser, the Adviser does not need to retain a separate copy of the proxy statement);

·	A record of each vote cast*;
·	A copy of any document created by the Adviser that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision;
·	Each written client request for proxy voting records and the Adviser's written response to any client request (whether written or oral) for such records;
·	N-PX Filings for the fiscal year from July 1 to June 30;
·	Management reports generated via Broadridge for the calendar year; and
·	A Microsoft Excel spreadsheet tracking all manual votes.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the office of the Adviser for two years after they are created.

*A record of all proxy statements with respect to securities held in client portfolios with respect to which the Company has agreed to vote proxies shall be maintained in the form of copies and an EXCEL (or similar) spreadsheet.  Hard copies of the proxy statements shall not be maintained in Company files; instead, the Company shall rely on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval ("EDGAR") system. The person responsible for voting proxies  shall maintain a record detailing for each company- in the form of copies and an EXCEL (or similar) spreadsheet containing the following information for each matter relating to a portfolio security considered at any shareholder meeting with respect to which the client is entitled to vote:

a.	The name of the issuer of the portfolio security;
b.	The exchange ticker symbol of the portfolio security;
c.	Whether the registrant cast its vote for or against management.

Class Actions

If "Class Action" documents are received by the Company on behalf of the MLP Investment Partnerships, Eagle will ensure that the Funds either participate in, or opt out of, any class action settlements received.  Eagle will determine if it is in the best interest of the Funds to recover monies from a class action.  The Portfolio Manager covering the company will determine the action to be taken when receiving class action notices.  In the event Eagle opts out of a class action settlement, Eagle will maintain documentation of any cost/benefit analysis to support its decision.

If "Class Action" documents are received by Eagle for a separate account client, Eagle will gather any requisite information it has and forward to the client, to enable the client to file the "Class Action" at the client's discretion.  The decision of whether to participate in the recovery or opt-out may be a legal one that Eagle is not qualified to make for the client.  Therefore Eagle will not file "Class Actions" on behalf of any separate account client.

CLEARWATER GROWTH FUND

Statement of Policy Regarding Proxy Voting

Heartland Group, Inc.

Heartland Advisors, Inc.

(February 2010)

I.  INTRODUCTION

The purpose of this Statement of Policy Regarding Proxy Voting (the "Statement") is to set forth the policies and procedures that are followed to ensure proxies are voted in favor of the beneficial security interests that Heartland Advisors, Inc. ("HAI") and Heartland Group, Inc. ("HGI", and collectively with HAI, the "Fiduciaries"), respectively, represent.  Recognizing that guidance with respect to proxy voting is not static, it is intended that this Statement be reviewed periodically and revised and interpreted as necessary to remain current both with respect to its general terms and with respect to specific corporate governance matters to be voted upon.

The beneficial security interests represented by the Fiduciaries and hereinafter collectively referred to as "Clients" of the Fiduciaries are:

o           As to HAI, the interests of its investment advisory clients for which it has accepted proxy voting discretion; and
o           As to HGI, the interests of the shareholders of its various mutual fund series.

The policies and procedures set forth in this Statement are monitored, discussed and updated as necessary by the Investment Policy Committee of HAI and the Board of Directors of HGI at the recommendation of their respective managing principals or officers.  Although these policies and procedures are common to HAI and HGI, each shall act independently and solely in the best interests of the respective fiduciary interests they represent in the administration thereof.

This Statement does not apply to those situations where a Client of HAI has retained voting discretion.  In those situations, HAI will cooperate with the Client to ensure proxies are voted as directed by the Client.  In addition, HAI will also abide by specific voting guidelines on certain policy issues as requested by a particular Client on a case-by-case basis.

II.  STATEMENT OF POLICY

In general, proxies shall be voted in a manner designed to maximize the value of the Clients' investment.  In evaluating a particular proxy proposal, the respective Fiduciary will take into consideration, among other things, the period of time over which the voting shares of the company are expected to be held, the size of the position, the costs involved in the proxy proposal, and the existing governance documents of the affected company, as well as its management and operations.  Proxy proposals which change the existing status of a company shall be reviewed to evaluate the necessity of the change, and to determine the benefits to the company and its shareholders, but the Fiduciaries' primary objective is to protect and enhance the economic interests of their respective Clients.

The proxy voting guidelines, attached as Exhibit A, provide a general framework for the manner in which the Fiduciaries' will vote proxies.  These guidelines are not "hard and fast" rules and do not address all matters that may be submitted by companies to a vote of their shareholders.  Rather, the guidelines reflect the overall sentiment as to how proxies should be voted with respect to matters commonly submitted by companies for shareholder approval.  The Fiduciaries may vote proxies that depart from such guidelines if, in their good faith judgment, doing so is in the best interests of their respective Clients and the value of the Clients' investments.  On matters not covered by the guidelines, the Fiduciaries will vote proxies in a manner believed in good faith to further the value of their Clients' investments.  As corporate governance standards, disclosure requirements and voting mechanics vary greatly among foreign markets in which the Clients may invest, there may be instances in which HAI elects not to vote.

Generally, it is the Fiduciaries' policy to vote in accordance with management's recommendations on most issues since the capability of management is one of the criteria used by HAI in selecting stocks, and in recognition of the fact that a board of directors is elected by a company's shareholders and the management of a company will normally have more specific expertise and knowledge as to the company's operations.  However, when the Fiduciaries believe management is acting on its own behalf, instead of on behalf of the well-being of the company and its shareholders, or when the Fiduciaries believe that management is acting in a manner that is adverse to the rights of the company's shareholders, the Fiduciaries believe it is their duty to represent the interests of their respective Clients and, as a result, will not vote with management.

III.  VOTING PROCEDURES

All proxy proposals shall be voted on an individual basis.  Subject to the oversight of its Investment Policy Committee, HAI will designate a proxy administrator responsible for voting proxies.  The proxy administrator will monitor and review all proxies to ensure that voting is done in a timely manner.  The proxy administrator will match each proxy to the securities to be voted, and will provide the relevant proxy materials to the HAI analyst for the particular company.  In general, the HAI analyst for a company shall be responsible for analyzing a proxy proposal relating to that company and determining how votes should be cast by communicating his/her recommendation to the HAI proxy administrator.

In evaluating a proxy proposal, the HAI analyst shall be responsible for considering whether there is any business relationship between the Fiduciary and the company or other facts and circumstances that may give rise to a material conflict of interest on the part of the Fiduciary in connection with voting Client proxies.  Instances that may give rise to a material conflict include:

(a)
The Fiduciary may manage a pension plan, administer an employee benefit plan for, or provide other services to a company whose management is soliciting proxies.  Failure to vote in favor of management may harm the Fiduciary's relationship with the company.

(b)
The Fiduciary, or an officer, director, employee or representative, may have a business or personal relationship with proponents of a proxy proposal such as participants in proxy contests, corporate directors or candidates for directorship.  These relationships could influence the Fiduciary's proxy voting.

(c)	An employee of the Fiduciary may have a spouse or other relative who serves as a director, executive, manager or employee of a company. This personal relationship may cause a conflict.

(d)	An inherent conflict also exists with any proposal requiring a proxy vote that influences the revenue received by the Fiduciary.

In general, if the HAI analyst determines that a material conflict of interest may exist, the proxy shall be referred to the HAI Investment Policy Committee who shall, based on the advice of legal counsel, determine whether the proxy may be voted by the Fiduciary or referred to the Client (or another fiduciary of the Client) for voting purposes.1

From time to time, HAI may also engage a third party service provider (who is independent of HAI and HGI), such as Glass, Lewis & Co., to perform research and make recommendations to HAI as to a particular shareholder vote being solicited.  HAI is under no obligation to follow any such recommendation, but will take it under consideration when reviewing the proposal being solicited.  Before engaging such third party service provider, HAI will take reasonable steps to verify that the service provider is independent of HAI and HGI based on all of the relevant facts and circumstances.  In addition, before engaging such third party service provider, HAI must be satisfied that the service provider can make impartial proxy voting recommendations that are in the best interests of the Clients.  If the third party service provider is in the business of providing corporate guidance advice to companies in addition to making proxy voting recommendations to investment advisers, HAI will implement procedures that require such firm to disclose any relevant facts concerning that firm's relationship with a company whose voting securities are held by Clients, such as the amount of compensation that the firm receives from the company.  Such procedures may also include a thorough review of the service provider's conflict procedures, their adequacy and the effectiveness of their implementation and/or other means reasonably designed to ensure the integrity of the proxy voting process.  HAI will then use that information to determine whether that firm can make proxy voting recommendations in an impartial manner and in the best interests of the Clients, or whether HAI needs to take other steps and seek other input on how to vote the proxies.

When possible, voting will be conducted electronically through the Glass Lewis & Co. electronic delivery platform ("Glass Lewis").  For each proposal with respect to which a vote is cast, a hard copy of the signed ballot and a print out of the accounts for which votes were cast shall be retained for six months following the calendar year in which the vote was cast.  In addition, an electronic voting record shall be maintained by Glass Lewis that shall include the same information, as well as a brief statement of the voting issue and a statement as to how the Fiduciary voted.  A hard copy and/or the electronic record shall be maintained for seven calendar years.  The Fiduciaries shall also maintain any other books and records required by applicable law.

With regard to proxies voted on behalf of the Heartland Family of Mutual Funds, the Fiduciaries shall comply with the disclosure and filing requirements set forth in Investment Company Act Release IC-25922, including filing of Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940.

Upon request by a Client or the Board of Directors of HGI, HAI shall provide information concerning the voting of proxies on behalf of that Client or the Heartland Funds, respectively.  Copies of this Statement of Policy also shall be made available upon request.

1 In the case of HGI, if the Investment Policy Committee determines that the proxy should not be voted by the officers of HGI, the proxy shall be submitted to the Audit Committee of HGI (or its designee) to determine how the proxy should be voted.

EXHIBIT A

Proxy Voting Guidelines

A.	Board Items

Subject	Vote
Election of Directors
FOR nominees in an uncontested election, except that votes may be withheld from a director who:
o    Attended less than 75% of board and/or committee meetings without a valid business reason for the absences;
o    Serves on a committee when the committee's actions are inconsistent with other guidelines (e.g. excessive option grants, substantial non-audit fees, or lack of board independence);
o    Receives compensation from the company for services other than serving as a director;
o    Serves as Chief Financial Officer or similar financial/accounting role for the company; or
o    Has other known positions that create a conflict of interest

Two-Thirds of Independent Directors	FOR proposals that require two-thirds of the board and/or board committees to be independent
Independent Chairperson (Separate Chairperson/CEO)	FOR proposals that require an independent member act as chairperson of the board
Independent Committees	FOR proposals that require all members of the Audit, Nominating and Compensation Committees to be independent
Board Size
o    FOR proposals that seek to fix or designate a range for the board size
o    AGAINST proposals that give management the ability to alter the board size outside a specified range without shareholder approval

Declassification of Board	FOR
Classification of Board	AGAINST
Removal of Directors	o AGAINST proposals that provide that directors may be removed only for cause o FOR proposals to restore shareholder ability to remove directors with or without cause
Filling Vacancies	o FOR proposals that permit shareholders to elect directors to fill board vacancies o AGAINST proposals that provide that only continuing directors may elect replacement board members
Term Limits	AGAINST shareholder proposals to limit the tenure of outside directors
Age Limits	AGAINST shareholder proposals to impose a mandatory retirement age for outside directors

B.	Capital Structure and Voting Related Items

Subject	Vote
Poison Pills
o    FOR shareholder proposals that request a company submit a poison pill to shareholder vote
o    AGAINST management proposals to adopt or ratify a poison pill which limit a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors

Supermajority Voting	AGAINST proposals that require a supermajority shareholder vote
Cumulative Voting	AGAINST proposals that allow shareholders votes that are disproportionate to their economic investment in the company
Confidential Voting	FOR
Dual Class Stock	AGAINST proposals to create a new class of common stock with superior voting rights.
Common Stock Authorization	Reviewed on a case-by-case basis when a proposal seeks to increase the number of common stock shares authorized for issuance
Repurchase Programs	FOR proposals to institute share repurchase plans

C.	General/Administrative Items

Subject	Vote
Ratify Auditors
FOR, unless:
o    The auditor is performing non-audit work for which it receives fees that are deemed excessive in relation to the fees paid for audit work; or
o    The auditor otherwise has a significant professional or personal relationship with the company that compromises the audit firm's independence

Social, Political and Environmental Issues
Review on a case-by-case basis; however, typically vote with management with regard to social, political or environmental concerns that may have an effect upon the economic success of the company, as management is in the best position to assess the impact on the company and the value of its securities

Adjourn Meeting	AGAINST, absent compelling reasons to support
Transact Other Business	AGAINST proposals to approve such other business that may be raised during a meeting
Right to Call Meetings	FOR proposals that permit shareholders to call special meetings of the board

D.	Compensation Items

Subject	Vote
Stock Plans in Lieu of Cash	FOR plans that allow participants to take all or a portion of their cash compensation in the form of stock
Stock Ownership Requirements	FOR proposals that require senior executives to hold a minimum amount of common stock of the company
Stock Options and Incentive Compensation
o    FOR proposals that require stock acquired through an option exercise to be held for a certain period of time
o    AGAINST the re-pricing or replacement of stock options without shareholder approval
o    AGAINST proposals that provide for options priced at less than 100% of the fair market value of the underlying security on the date of the grant
o    AGAINST annual option grants in excess of 2% of shares outstanding
o    AGAINST option plans that provide for potential dilution of shares that exceed 10% of shares outstanding
o    AGAINST proposals that include automatic share replenishment ("evergreen") features

Executive Severance Agreements ("Golden Parachutes")	Reviewed on a case-by-case basis, but vote AGAINST proposals that provide for compensation exceeding three times annual compensation (salary and bonus)
Employee Stock Ownership Plans	FOR where the plan provides for a minimum stock purchase price that is equal or greater than 85% of the stock's fair market value

Knightsbridge Asset Management, LLC
Proxy Voting Policies and Procedures

March 31, 2010

These policies and procedures, which may be amended from time to time, apply to the voting of proxies by Knightsbridge Asset Management, LLC ("Adviser") for accounts over which the Adviser has proxy-voting authority. These policies and procedures, as dated above, supersede all previously dated versions.

PROXY VOTING GUIDELINES

The fundamental guideline followed by the Adviser in voting proxies is to make every effort to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. Absent special circumstances of the types described below, it is the policy of the Adviser to exercise its proxy voting discretion in accordance with the guidelines set forth in Exhibit A ("Proxy Voting Guidelines"). The Proxy Voting Guidelines are applicable to the voting of domestic and global proxies. Any changes to the Proxy Voting Guidelines must be pre-approved by the Chief Compliance Officer ("CCO").

SECTION 2 - APPLICATION OF PROXY VOTING GUIDELINES

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, the Responsible Voting Party may vote a proxy contrary to the Proxy Voting Guidelines if it is determined that such action is in the best interests of the clients/beneficiaries. In exercising such voting discretion, the Responsible Voting Party may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals by an issuer present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances or instructions from clients may also justify casting different votes for different clients/beneficiaries with respect to the same proxy vote.

The Responsible Voting Party will document the rationale for any proxy voted contrary to the Proxy Voting Guidelines. Such information will be maintained by the Adviser as part of the recordkeeping process.

ERISA ACCOUNTS

Plans governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with the Adviser, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

The documents governing ERISA individual account plans may set forth various procedures for voting "employer securities" held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received. Consistent with Labor Department positions, it is the policy of the Adviser to follow the provisions of a plan's governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

CLOSED-END AND OPEN-END MUTUAL FUNDS

Proxies of closed-end and open-end registered management investment companies will be voted subject to any applicable investment restrictions of the fund and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the fund.

OTHER SPECIAL SITUATIONS

The Adviser may choose not to vote proxies in certain situations or for certain accounts, such as: 1) where a client has informed the Adviser that it wishes to retain the right to vote the proxy, Adviser will instruct the custodian to send the proxy material directly to the client, 2) where the Adviser deems the cost of voting would exceed any anticipated benefit to the client, 3) where a proxy is received for a client account that has been terminated with the Adviser, 4) where a proxy is received for a security the Adviser no longer manages (i.e. the Adviser had previously sold the entire position), and/or 5) where the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

In addition, if any accounts over which the Adviser has proxy-voting discretion participate in securities lending programs administered by the custodian or a third party, the Adviser will be unable to vote any security that is out on loan to a borrower because title to loaned securities passes to the borrower. If the Adviser has investment discretion over such account(s), however, it reserves the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

CONFLICTS OF INTEREST

The Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Adviser and/or one of its employees may occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.

If at any time, the Responsible Voting Party becomes aware of any type of potential or actual conflict of interest relating to a particular proxy proposal, he will promptly document and handle such conflict in accordance with the following:

Where the Proxy Voting Guidelines outline the Adviser's voting position, as either "for" or "against" such proxy proposal, voting will be in accordance with the Adviser's Proxy Voting Guidelines.

Where the Proxy Voting Guidelines outline the Adviser's voting position to be determined on a "case by case" basis for such proxy proposal, or such proposal is not listed in the Proxy Voting Guidelines, then one of the two following methods will be selected by the Adviser depending upon the facts and circumstances of each situation and the requirements of applicable law:

A.	Voting the proxy in accordance with the voting recommendation of a non-affiliated third party vendor.

B.	Voting the proxy pursuant to client direction.

VOTING RESPONSIBILITY

The Adviser currently subscribes to the services of unaffiliated third party proxy vendors that provide written vote recommendations/guidelines for Adviser's core holdings and administrative and record-keeping assistance. The Adviser's Principals or their designee has the responsibility for casting votes on proxies received by the Adviser (the "Responsible Voting Party") and will vote such proxies based on the Proxy Voting Guidelines and vote recommendations of any third party vendor.

PROXY VOTING RECORDS

The Adviser will maintain the following records under these policies and procedures:

1.	A copy of all policies and procedures.

2.	A copy of each proxy statement the Adviser receives regarding client's securities.

3.	A record of each vote cast by the Adviser on behalf of a client.

4.	A copy of any document created by the Adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for that decision.

5.
A copy of each written client request for information on how the Adviser voted proxies on behalf of the requesting client, and a copy of any written response by the Adviser to any (written or oral) client request for information on how the Adviser voted proxies on behalf of the requesting client.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. The Adviser may rely on one or more third parties to create and retain the records referred to in these policies.

CLIENT DISCLOSURES

A copy of these policies and procedures will be provided to clients upon request. In addition, copies of the above outlined records, as they relate to particular clients, will be provided to those clients upon request.

It is generally the Adviser's policy not to disclose its proxy voting records to unaffiliated third parties or special interest groups.

Knightsbridge Asset Management, LLC
660 Newport Center Drive, Suite 460
Newport Beach, CA 92660
(949) 644-4444 ~ www.knightsb.com

EXHIBIT A

PROXY VOTING GUIDELINES

Vote For:

o	Routine business decisions.
o	Reverse anti-takeover amendments.
o	Auditors.
o	Directors (however, if we are voting against a management proposal, then the vote may be withheld for Directors).
o	Indemnification of Directors.
o	Elimination or limitation of Director's liability.
o	Stronger corporate governance measures.
o	Shareholder right to act independently of management.
o	Stock option expensing.
o	Restricted stock in lieu of stock options.
o	Performance based compensation.

Vote Against:

o	Reincorporation to facilitate takeover defense.
o	Issue of new class of common stock with unequal voting rights.
o	Adoption of fair price amendments.
o	Establishment of a classified Board of Directors.
o	Elimination of cumulative voting.
o	Establishing or increasing preferred stock.
o	Other anti-takeover amendments.
o	Weaker corporate governance measures.

Consider Individually:

o	Increase in authorized common stock.
o	Establish or increase stock option plan (company must present argument for option plans containing over ten percent of the company's outstanding shares).
o	Reorganization and merger agreements.
o	Dissident proxy battle.
o	Other employee compensation plans.
o	Contested election of directors.
o	Proposals not specified above.

OSTERWEIS CAPITAL MANAGEMENT, INC.
OSTERWEIS CAPITAL MANAGEMENT, LLC
PROXY VOTING

POLICIES AND PROCEDURES

I.  POLICY

Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (collectively, "OCM") act as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end investment companies ("mutual funds").  OCM's authority to vote proxies or act with respect to other actions requiring shareholder votes is established through the delegation of discretionary authority under its investment advisory contracts.  Therefore, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other actions, OCM will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures.  Corporate actions that require shareholder votes may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for clients, OCM's utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA).  OCM will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client's account.

II. PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by OCM to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act").  These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III. PROCEDURES

The Chief Compliance Officer is ultimately responsible for ensuring that all proxies received by OCM are voted in a timely manner and in a manner consistent with what OCM considers to be each client's best interests.  OCM currently utilizes the services of a third-party proxy voting service, Risk Metrics Group, Inc (the "Service"), to assist in the development of proxy voting guidelines (see attached Appendix 1 for OCM's current proxy voting guidelines, "Guidelines") and to track and vote proxies according to these Guidelines.  At least annually, the Chief Compliance Officer, in consultation with the Service, will review the Guidelines and revise them if necessary.

Although most proxy proposals can be voted in accordance with OCM's Guidelines, we recognize that some proposals require special consideration and OCM will make a decision on a case-by-case basis in these situations.  Where such a case-by-case determination is required, the Service will bring these ballot questions to the attention of OCM's Compliance Department, which will consult with the President and/or any relevant Portfolio Manager to determine the appropriate action on the matter.

The Service generally oversees OCM's proxy voting process by collecting the proxy voting materials, reconciling ballot discrepancies, tracking missing proxies and providing record keeping and reporting services.

The Chief Compliance Officer also has a supervisory responsibility to ensure that all corporate action notices or requests received by OCM that require shareholder action are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

(a)	Conflicts of Interest

Where a proxy proposal raises a material conflict between OCM's interests and a client's interest, including a mutual fund client, OCM will resolve such a conflict in the manner described below:

A.
Vote in Accordance with the Guidelines.  To the extent that the matter to be voted on is covered specifically by the Guidelines (which, if the client is a mutual fund, OCM will have previously disclosed to the mutual fund's Board of Trustees or Board of Directors), OCM will vote in accordance with the Guidelines.  Proxies that are specifically covered by the Guidelines are automatically voted by the Service in accordance with the Guidelines.

B.
Obtain Consent of Clients.  To the extent that OCM has discretion to make a case-by-case decision under the Guidelines with respect to the proposal in question, OCM will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities.  The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of OCM's conflict that the client would be able to make an informed decision regarding the vote.  If a client does not respond to such a conflict disclosure request or denies the request, OCM will abstain from voting the securities held by that client's account.

C.
Client Directive to Use an Independent Third Party.  Alternatively, a client may, in writing, specifically direct OCM to forward all proxy matters in which OCM has a conflict of interest regarding the client's securities to an identified independent third party for review and recommendation.  Where such independent third party's recommendations are received on a timely basis, OCM will vote all such proxies in accordance with such third party's recommendation.  If the third party's recommendations are not received in a timely manner, OCM will abstain from voting the securities held by that client's account.

Where proxies are automatically voted by the Service in accordance with the Guidelines, OCM will not have made a pre-vote conflict of interest determination.  Where the proxy proposal has been forwarded by the Service to the Compliance Department in accordance with the Guidelines, the Chief Compliance Officer will review the matter for conflicts of interest as part of the overall vote review process.  All material conflict of interest so identified by OCM will be addressed as described above in this Section III.A.

(b)	Limitations

In certain circumstances, in accordance with a client's investment advisory contract (or other written directive) or where OCM has determined that it is in the client's best interest, OCM will not vote proxies received.  The following are certain circumstances where OCM may limit its role in voting proxies:

A.
Client Maintains Proxy Voting Authority:  Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, OCM will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client or specified third party.  If any proxy material is received by OCM or the Service, it will promptly be forwarded to the client or specified third party.

B.
Terminated Account:  Once a client account has been terminated with OCM in accordance with its investment advisory agreement, OCM will not vote any proxies received after the termination.  However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

C.
Limited Value:  If OCM determines that the value of a client's economic interest or the value of the portfolio holding is indeterminable or insignificant, OCM may abstain from voting a client's proxies.  OCM also will not vote proxies received for securities which are no longer held by the client's account

D.
Accommodation Security Positions:  In certain instances, a client account may contain certain securities that OCM does not actively manage, but that are maintained in the account at the client's request (designated as "Accommodation Positions").  With respect to such securities for which OCM has proxy voting authority, OCM will vote in accordance with its Guidelines unless the position requires a case-by-case analysis, in which case OCM may abstain from voting.  The client may also direct OCM to take an action with respect to a particular matter.  Such direction must be in writing.

E.
Securities Lending Programs:  When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion.  However, where OCM determines that a proxy vote (or other shareholder action) is materially important to the client's account, OCM may recall the security for purposes of voting.

F.
Unjustifiable Costs:  In certain circumstances, after doing a cost-benefit analysis, OCM may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits to the client of the proxy proposal.

IV. RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, OCM will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that OCM may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by OCM that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.  Since OCM utilizes resources of the Service to maintain certain of these records, OCM has received a written undertaking from the Service to provide a copy of all such records promptly upon request by OCM.

OCM will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how OCM and the Service voted proxies with respect to the clients' portfolio securities.  Clients may obtain information on how their securities were voted or a copy of OCM's Policies and Procedures by written request addressed to OCM.  OCM will coordinate with the relevant mutual fund service providers to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

CLEARWATER INVESTMENT TRUST
Clearwater Growth Fund
Clearwater Small Cap Fund
Clearwater Tax-Exempt Bond Fund
Clearwater International Fund
30 East 7th Street, Suite 2000
Saint Paul, Minnesota 55101

EXECUTIVE OFFICERS:	TRUSTEES:

George H. Weyerhaeuser Jr., CEO & Treasurer	Lucy R. Jones
Frederick T. Weyerhaeuser, Vice President & Secretary	Charles W. Rasmussen
Laura E. Rasmussen
INVESTMENT MANAGER:	Frederick T. Weyerhaeuser
George H. Weyerhaeuser, Jr.
Clearwater Management Co., Inc.	Justin H. Weyerhaeuser
2000 Wells Fargo Place
30 East 7th Street, Saint Paul, MN 55101	CLEARWATER GROWTH FUND SUBADVISERS:

 Heartland Advisors, Inc.
789 N. Water Street, Suite 500
Milwaukee, Wisconsin 53202
Knightsbridge Asset Management, LLC
660 Newport Center Drive, Suite 460
Newport Beach, California 92660
Osterweis Capital Management, LLC
One Maritime Plaza, Suite 800
San Francisco, California 94111
Parametric Portfolio Associates
1151 Fairview Avenue North
Seattle, WA 98109-4418

CLEARWATER SMALL CAP FUND SUBADVISERS:

CUSTODIAN FOR CLEARWATER FUNDS	Kennedy Capital Management
10829 Olive Boulevard
The Northern Trust Company	St. Louis, MO 63141-7739
50 LaSalle Street
Chicago, IL 60675	Keeley Asset Management
401 South LaSalle Street, Suite 1201
COUNSEL FOR THE FUNDS:	Chicago, IL 60605

Dechert LLP	CLEARWATER TAX-EXEMPT BOND FUND SUBADVISER:
200 Clarendon Street	Sit Fixed Income Advisors II, LLC
27th Floor	3300 IDS Center
Boston, MA 02116	80 South Eighth Street
Minneapolis, MN 55402

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:	CLEARWATER INTERNATIONAL FUND SUBADVISERS:

KPMG LLP	AXA Rosenberg Investment Management LLC
90 South 7th Street	4 Orinda Way Bldg E
4200 Wells Fargo Center	Orinda, CA 94563
Minneapolis, MN 55402
Artisan Partners Limited Partnership
CLEARWATER FUNDS ADMINISTRATION AND ACCOUNTING SERVICES	875 East Wisconsin Avenue, Suite 800
Milwaukee, WI 53202
The Northern Trust Company
50 LaSalle Street	Eagle Global Advisors, LLC
Chicago, IL 60675	5847 San Felipe, Suite 930
Houston, Texas 77057

Parametric Portfolio Associates
1151 Fairview Avenue North
Seattle, WA 98109-4418

TRANSFER AGENT AND SHAREHOLDER SERVICES:

Fiduciary Counselling, Inc.
2000 Wells Fargo Place
30 East Seventh Street,
Saint Paul, MN 55101

STATEMENT OF ADDITIONAL INFORMATION
April 30, 2011

CLEARWATER INVESTMENT TRUST

FORM N-1A

PART C. OTHER INFORMATION

Item  28. Exhibits

(a)(1)	Declaration of Trust dated January 12, 1987 1

(a)(2)	Amendment to Declaration of Trust dated March 25, 1994 1

(a)(3)	Amended and Restated Declaration of Trust dated March 1, 1998 2

(a)(4)	Certificate of Designation with respect to Clearwater Municipal Bond Fund 4

(a)(5)	Certificate of Designation with respect to Clearwater International Fund dated December 12, 2008 13

(b)(1)	By-Laws 1

(b)(2)	Amended and Restated By-Laws dated March 1, 1998 2

(c)	None.

(d)(1)	Management Contract dated May 1, 1994 1

(d)(2)	Management Contract, as amended, dated March 1, 1998 2

(d)(3)	Form of Management Contract by and among Clearwater Investment Trust, on behalf of its series, Clearwater Tax-Exempt Bond Fund and Clearwater Management Co., Inc. 4

(d)(4)	Subadvisory Contract with SIT Investment Associates, Inc. for Clearwater Growth Fund dated May 1, 1994 1

(d)(5)	Subadvisory Contract with Parametric Portfolio Associates for Clearwater Growth Fund dated November 1, 1997 2

(d)(6)	Subadvisory Contract with Parametric Portfolio Associates for Clearwater Growth Fund dated May 5, 2000 6

(d)(7)	Subadvisory Contract with Parametric Portfolio Associates for Clearwater Growth Fund dated September 20, 2001 7

(d)(8)	Subadvisory Contract with Parametric Portfolio Associates for Clearwater Growth Fund dated September 10, 2003 8

(d)(9)	Subadvisory Contract with Kennedy Capital Management for Clearwater Small Cap Fund dated May 1, 1994 1

(d)(10)	Amendment to the Subadvisory Contract with Kennedy Capital Management for Clearwater Small Cap Fund dated January 1, 1998 2

(d)(11)	Subadvisory Contract with Kennedy Capital Management for Clearwater Small Cap Fund dated April 16, 1999 6

(d)(12)	Subadvisory Contract with Kennedy Capital Management for Clearwater Small Cap Fund dated March 10, 2006 11

(d)(13)	Form of Subadvisory Contract with Keeley Asset Management Corp. for Clearwater Small Cap Fund 15

(d)(14)	Form of Subadvisory Contract by and among Clearwater Investment Trust, on behalf of its series, Clearwater Municipal Bond Fund and Sit Investment Associates, Inc. 4

(d)(15)	Management Contract by and among Clearwater Investment Trust, on behalf of its series, Clearwater International Fund, and Clearwater Management CO., Inc., dated January 24, 2009 13

(d)(16)	Subadvisory Contract by and among Clearwater Investment Trust, on behalf of its series Clearwater International Fund and Parametric Portfolio Associates LLC, dated January 24, 2009 13

(d)(17)	Subadvisory Contract by and among Clearwater Investment Trust, on behalf of its series Clearwater International Fund with AXA Rosenberg Investment Management LLC dated January 5, 2009 13

(d)(18)	Subadvisory Contract by and among Clearwater Investment Trust, on behalf of its series Clearwater International Fund with AXA Rosenberg Investment Management LLC dated October 29, 2010 16

(d)(19)	Subadvisory Contract by and among Clearwater Investment Trust, on behalf of its series Clearwater Growth Fund with Heartland Advisors, Inc. dated November 30, 2010 16

(d)(20)	Subadvisory Contract by and among Clearwater Investment Trust, on behalf of its series Clearwater Growth Fund with Knightsbridge Asset Management, LLC dated November 30, 2010 16

(d)(21)	Subadvisory Contract by and among Clearwater Investment Trust, on behalf of its series Clearwater Growth Fund with Osterweis Capital Management, LLC dated November 30, 2010 16

(e)	None.

(f)	None.

(g)(1)	Custodian Agreement with Norwest Bank Minnesota, N.A. dated March 31, 1987 1

(g)(2)	Amendment to Custodian Agreement dated March 27, 1991 1

(g)(3)	Amendment to Custodian Agreement dated November 4, 1992 1

(g)(4)	Custodian Agreement with Investors Fiduciary Trust Company dated September 29, 1997 2

(g)(5)	Amendment to Custodian Agreement dated March 1, 1998 3

(g)(6)	Second Amendment to Custodian Agreement dated March 10, 2006 11

(g)(7)	Custodian Agreement by and among Clearwater Investment Trust, on behalf of its series Clearwater International Fund and The Northern Trust Company, dated January 28, 2009 13

(g)(8)	Custody Agreement between Clearwater Investment Trust and The Northern Trust Company, dated December 3, 2010 16

(h)(1)	Investment Company Service Agreement dated March 2, 1987 1

(h)(2)	Amendment to Investment Company Service Agreement dated May 1, 1995 1

(h)(3)	Accounting Services Agreement dated April 3, 1995 1

(h)(4)	Amendment to Investment Company Service Agreement dated January 24, 2009 13

(h)(5)
Fund Administration And Accounting Services Agreement by and among Clearwater Investment Trust, on behalf of its series Clearwater International Fund and The Northern Trust Company, dated January 28, 2009 13

(h)(6)	Fund Administration and Accounting Services Agreement between Clearwater Investment Trust and The Northern Trust Company, dated December 3, 2010 16

(i)	Legal Opinion +

(j)(1)	Consent of Independent Registered Public Accounting Firm +

(k)	None.

(l)(1)	Stock Purchase Agreement dated February 19, 1987 1

(m)	None.

(n)	None.

(o)	None.

(p)(1)	Code of Ethics of Clearwater Investment Trust and Clearwater Management Company, Inc.5

(p)(2)	Code of Ethics of Clearwater Investment Trust and Clearwater Management Company, Inc. dated September 5, 2003 8

(p)(3)	Code of Ethics of Clearwater Investment Trust dated December 3, 2004 9

(p)(4)	Code of Ethics of Clearwater Management Company, Inc. dated December 23, 2004 9

(p)(5)	Code of Ethics of Parametric Portfolio Associates, subadviser to Clearwater Growth Fund 5

(p)(6)	Code of Ethics of Parametric Portfolio Associates, subadviser to Clearwater Growth Fund dated June 15, 2001 7

(p)(7)	Code of Ethics of Parametric Portfolio Associates, subadviser to Clearwater Growth Fund dated January 1, 2005 9

(p)(8)	Code of Ethics of Parametric Portfolio Associates, subadviser to Clearwater Growth Fund and Clearwater International Fund dated July 15, 2005 10

(p)(9)	Code of Ethics of Parametric Portfolio Associates, subadviser to Clearwater Growth Fund and Clearwater International Fund dated January, 2006 11

(p)(10)	Code of Ethics of Kennedy Capital Management, Inc., subadviser to Clearwater Small Cap Fund 5

(p)(11)	Code of Ethics of Kennedy Capital Management, Inc., subadviser to Clearwater Small Cap Fund dated September 1, 2000 6

(p)(12)	Code of Ethics of Kennedy Capital Management, Inc., subadviser to Clearwater Small Cap Fund dated January 7, 2005 9

(p)(13)	Code of Ethics of Kennedy Capital Management, Inc., subadviser to Clearwater Small Cap Fund dated February 1, 2005 10

(p)(14)	Code of Ethics of Kennedy Capital Management, Inc., subadviser to Clearwater Small Cap Fund dated November 1, 2006 11

(p)(15)	Code of Ethics of Keeley Asset Management, Corp., subadviser to Clearwater Small Cap Fund dated February 15, 2006 11

(p)(16)	Code of Ethics of Keeley Asset Management, Corp., subadviser to Clearwater Small Cap Fund dated December 6, 2007 12

(p)(17)	Code of Ethics of Sit Fixed Income Advisers, LLC, subadviser to Clearwater Tax-Exempt Bond Fund 5

(p)(18)	Code of Ethics of Sit Fixed Income Advisers, LLC, subadviser to Clearwater Tax-Exempt Bond Fund dated March 3, 2004 9

(p)(19)	Code of Ethics of Sit Fixed Income Advisers, LLC, subadviser to Clearwater Tax-Exempt Bond Fund dated February 19, 2006 11

(p)(20)	Code of Ethics of AXA Rosenberg Investment Management LLC, subadviser to Clearwater International Fund dated May 15, 2008 13

(p)(21)	Code of Ethics of Heartland Advisors, Inc., subadviser to the Clearwater Growth Fund dated April 13, 2009 16

(p)(22)	Code of Ethics of Knightsbridge Asset Management, LLC subadviser to the Clearwater Growth Fund 16

(p)(23)	Code of Ethics of Osterweis Capital Management, LLC subadviser to the Clearwater Growth Fund 16

n/a	Powers of Attorney 14

_____________

+	Filed herewith

1	Previously filed as exhibits to post-effective amendment no. 10 to the Registration Statement on April 29, 1996 and incorporated herein by reference (File No. 33-12289).

2	Previously filed as exhibits to post-effective amendment no. 12 to the Registration Statement on February 27, 1998 and incorporated herein by reference (File No. 33-12289).

3	Previously filed as exhibits to post-effective amendment no. 14 to the Registration Statement on April 13, 1999 and incorporated herein by reference (File No. 33-12289).

4	Previously filed as exhibits to post-effective amendment no. 15 to the Registration Statement on October 15, 1999 and incorporated herein by reference (File No. 33-12289).

5	Previously filed as exhibits to post-effective amendment no. 16 to the Registration Statement on April 27, 2000 and incorporated herein by reference (File No. 33-12289).

6	Previously filed as exhibits to post-effective amendment no. 17 to the Registration Statement on April 30, 2001 and incorporated herein by reference (File No. 33-12289).

7	Previously filed as exhibits to post-effective amendment no. 18 to the Registration Statement on April 26, 2002 and incorporated herein by reference (File No. 33-12289).

8	Previously filed as exhibits to post-effective amendment no. 20 to the Registration Statement on April 29, 2004 and incorporated herein by reference (File No. 33-12289).

9	Previously filed as exhibits to post-effective amendment no. 21 to the Registration Statement on March 1, 2005 and incorporated herein by reference (File No. 33-12289).

10	Previously filed as exhibits to post-effective amendment no. 22 to the Registration Statement on April 28, 2006 and incorporated herein by reference (File No. 33-12289).

11	Previously filed as exhibits to post-effective amendment no. 23 to the Registration Statement on May 1, 2007 and incorporated herein by reference (File No. 33-12289).

12	Previously filed as exhibits to post-effective amendment no. 24 to the Registration Statement on April 29, 2008 and incorporated herein by reference (File No. 33-12289).

13	Previously filed as exhibits to post-effective amendment no. 26 to the Registration Statement on January 29, 2009 and incorporated herein by reference (File No. 33-12289).

14	Previously filed as exhibits to post-effective amendment no. 29 to the Registration Statement on February 17, 2010 and incorporated herein by reference (File No. 33-12289).

15	Previously filed as exhibits to post-effective amendment no. 30 to the Registration Statement on April 29, 2010 and incorporated herein by reference (File No. 33-12289).

16	Previously filed as exhibits to post-effective amendment no. 31 to the Registration Statement on February 28, 2011 and incorporated herein by reference (File No. 33-12289).

Item  29. Persons Controlled by or Under Common Control with the Fund

The Registrant is not directly or indirectly controlled by or under common control with any other person.

Item  30. Indemnification

Except for the Declaration of Trust, dated January 12, 1987, as amended and restated March 1, 1998, establishing the Registrant as a trust under Massachusetts law, there is no contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Declaration of Trust provides that no Trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. See the Registrant's undertaking with respect to indemnification in Item 30 below.

Item  31. Business and Other Connections of Investment Adviser

All of the information required by this item is set forth in the Forms ADV, as amended, of the Manager and the Subadvisers. The following sections of such Forms ADV are incorporated herein by reference:

(a)	Item 10 of Part 2A and Part 2B;

(b)	Section 6, Business Background, of each Schedule D.

Item  32. Principal Underwriter

Not applicable.

Item  33. Location of Accounts and Records

The accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Fiduciary Counselling, Inc., 2000 Wells Fargo Place, 30 East 7th Street, St. Paul, Minnesota 55101-4930.

Item  34. Management Services

Not applicable.

Item  35. Undertaking

Not applicable.
SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to such Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Paul and the State of Minnesota, on the 29th day of April, 2011.

CLEARWATER INVESTMENT TRUST

By: /s/ George H. Weyerhaeuser, Jr.	April 29, 2011
George H. Weyerhaeuser, Jr.
Chairman and CEO

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement of Clearwater Investment Trust has been signed below by the following persons in the capacities and on the date indicated:

Signature	Date

/s/ George H. Weyerhaeuser, Jr.	April 29, 2011
George H. Weyerhaeuser, Jr.
Chairman and CEO

THE BOARD OF TRUSTEES:

Lucy R. Jones*

Laura E. Rasmussen*

Charles W. Rasmussen*

Frederick T. Weyerhaeuser*

/s/George H. Weyerhaeuser, Jr.
George H. Weyerhaeuser, Jr.

Justin H. Weyerhaeuser*

*By: /s/ George H. Weyerhaeuser, Jr.	April 29, 2011
  George H. Weyerhaeuser, Jr.
  Power-of-Attorney